EXHIBIT 10.1


                                     SILGAN
                                 HOLDINGS INC. [LOGO]
================================================================================

                                CREDIT AGREEMENT
                                      among
                              SILGAN HOLDINGS INC.,
                         SILGAN CONTAINERS CORPORATION,
                          SILGAN PLASTICS CORPORATION,
                  SILGAN CONTAINERS MANUFACTURING CORPORATION,
                               SILGAN CAN COMPANY,
                            CERTAIN OTHER BORROWERS,
                                VARIOUS LENDERS,
                        DEUTSCHE BANK AG NEW YORK BRANCH,
                            as Administrative Agent,
                              BANK OF AMERICA, N.A.
                                       and
                              MORGAN STANLEY BANK,
                            as Co-Syndication Agents,
                                       and
                                   BNP PARIBAS
                                       and
                           JPMORGAN CHASE BANK, N.A.,
                           as Co-Documentation Agents
                     --------------------------------------
                            Dated as of June 30, 2005
                     --------------------------------------


====================================================================================================
              Deutsche Bank [Logo]                           Banc of America Securities [Logo]

         DEUTSCHE BANK SECURITIES INC.,                       BANC OF AMERICA SECURITIES LLC,
 as Joint Lead Arranger and Joint Book Manager         as Joint Lead Arranger and Joint Book Manager

====================================================================================================

                              THE BANK OF NEW YORK,
                             RABOBANK INTERNATIONAL,
                         CITIZENS BANK OF MASSACHUSETTS,
                       WACHOVIA BANK, NATIONAL ASSOCIATION
                                       and
                               NATIONAL CITY BANK,
                           as Senior Managing Agents,
                                       and
                 UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY,
                             ALLIED IRISH BANK PLC,
                               LASALLE BANK, N.A.
                                       and
                         UNION BANK OF CALIFORNIA, N.A.,
                               as Managing Agents

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

Section 1.  Amount and Terms of Credit........................................1

       1.01  Commitments......................................................1
       1.02  Minimum Amount of Each Borrowing.................................6
       1.03  Notice of Borrowing..............................................6
       1.04  Disbursement of Funds............................................7
       1.05  Notes............................................................8
       1.06  Conversions.....................................................11
       1.07  Pro Rata Borrowings.............................................11
       1.08  Interest........................................................11
       1.09  Interest Periods................................................12
       1.10  Increased Costs, Illegality, etc................................14
       1.11  Compensation....................................................17
       1.12  Change of Applicable Lending Office.............................17
       1.13  Replacement of Lenders..........................................17
       1.14  Incremental Term Loan Commitments...............................19
       1.15  Incremental Revolving Loan Commitments..........................22
       1.16  Special Sharing and Conversion Provisions Applicable to
             Lenders Upon the Occurrence of a Sharing Event..................23

Section 2.  Letters of Credit................................................28

       2.01  Letters of Credit...............................................28
       2.02  Minimum Stated Amount...........................................30
       2.03  Letter of Credit Requests.......................................30
       2.04  Letter of Credit Participations.................................30
       2.05  Agreement to Repay Letter of Credit Drawings....................33
       2.06  Increased Costs.................................................34

Section 3.  Fees; Commitments; Reductions of Commitments.....................34

       3.01  Fees............................................................34
       3.02  Voluntary Termination of Revolving Commitments..................36
       3.03  Mandatory Reduction or Termination of Commitments...............37

Section 4.  Prepayments; Payments; Commitment Reductions.....................38

       4.01  Voluntary Prepayments...........................................38
       4.02  Mandatory Prepayments and Commitment Reductions.................39
       4.03  Method and Place of Payment.....................................47
       4.04  Net Payments....................................................48

Section 5.  Conditions Precedent.............................................50

       5.01  Conditions to Loans on the Initial Borrowing Date...............50
       5.02  Conditions to All Credit Events.................................54


                                      (i)

       5.03  No Excess Cash..................................................54
       5.04  Additional Revolving Borrowers; Foreign Borrowers; etc..........55
       5.05  Incremental Term Loans; Incremental Revolving Loan
             Commitments.....................................................57

Section 6.  Representations Warranties and Agreements........................57

       6.01  Organizational Status...........................................57
       6.02  Power and Authority.............................................58
       6.03  No Violation....................................................58
       6.04  Governmental Approvals..........................................58
       6.05  Security Documents..............................................58
       6.06  Insurance.......................................................60
       6.07  Financial Statements; Financial Condition; etc..................60
       6.08  Litigation......................................................60
       6.09  True and Complete Disclosure....................................61
       6.10  Use of Proceeds; Margin Regulations.............................61
       6.11  Tax Returns and Payments........................................61
       6.12  Compliance with ERISA...........................................62
       6.13  Subordination...................................................62
       6.14  Subsidiaries....................................................63
       6.15  Compliance with Statutes etc....................................63
       6.16  Investment Company Act..........................................64
       6.17  Public Utility Holding Company Act..............................64
       6.18  Labor Relations.................................................64
       6.19  Patents, Licenses, Franchises and Formulas......................64

Section 7.  Affirmative Covenants............................................64

       7.01  Information Covenants...........................................64
       7.02  Books, Records and Inspections..................................67
       7.03  Maintenance of Property; Insurance..............................67
       7.04  Franchises......................................................68
       7.05  Compliance with Statutes; etc...................................68
       7.06  ERISA...........................................................68
       7.07  End of Fiscal Years; Fiscal Quarters............................69
       7.08  Taxes...........................................................69
       7.09  Additional Security; Further Assurances; etc....................69
       7.10  Foreign Subsidiaries Security...................................71
       7.11  Margin Stock....................................................72
       7.12  CanCo Capital Contributions.....................................72
       7.13  Use of Proceeds.................................................72
       7.14  Maintenance of Corporate Separateness...........................72

Section 8.  Negative Covenants...............................................72

       8.01  Liens...........................................................73
       8.02  Consolidation, Merger, Sale of Assets, etc......................76
       8.03  Dividends.......................................................79
       8.04  Indebtedness....................................................80

                                      (ii)

       8.05  Advances; Investments and Loans.................................84
       8.06  Transactions with Affiliates and Unrestricted Subsidiaries......86
       8.07  Capital Expenditures............................................87
       8.08  Interest Coverage Ratio.........................................89
       8.09  Total Leverage Ratio............................................89
       8.10 Limitation on Voluntary Payments and Modifications of Certain Indebtedness; Modifications of Certain Documents;
             Certificate of Incorporation; By-Laws and Certain Other
             Agreements; etc.................................................89
       8.11  Creation of Subsidiaries and Unrestricted Subsidiaries..........90
       8.12  Limitation on Restrictions on Subsidiary Dividends and
             Other Distributions.............................................90
       8.13  Limitation on Issuances of Capital Stock........................91
       8.14  Business........................................................91
       8.15  Change of Name..................................................92
       8.16  Designated Senior Indebtedness..................................92

Section 9.  Events of Default................................................92

       9.01  Payments........................................................92
       9.02  Representations, etc............................................93
       9.03  Covenants.......................................................93
       9.04  Default Under Other Agreements..................................93
       9.05  Bankruptcy, etc.................................................93
       9.06  ERISA...........................................................94
       9.07  Guaranties......................................................94
       9.08  Security Documents..............................................94
       9.09  Judgments.......................................................94
       9.10  Change of Control...............................................95
       9.11  Accounts Receivable Facility....................................95

Section 10.  Definitions and Accounting Terms................................95

       10.01  Defined Terms..................................................95
       10.02  Principles of Construction....................................134

Section 11.  The Administrative Agent; etc..................................134

       11.01  Appointment...................................................134
       11.02  Nature of Duties..............................................134
       11.03  Lack of Reliance on the Administrative Agent..................135
       11.04  Certain Rights of the Administrative Agent....................135
       11.05  Reliance......................................................135
       11.06  Indemnification...............................................135
       11.07  The Administrative Agent in its Individual Capacity...........136
       11.08  Holders.......................................................136
       11.09  Resignation by the Administrative Agent.......................136
       11.10  Collateral Matters............................................137

Section 12.  Miscellaneous..................................................138

       12.01  Payment of Expenses, etc......................................138


                                     (iii)

       12.02  Right of Setoff...............................................139
       12.03  Notices.......................................................140
       12.04  Benefit of Agreement..........................................140
       12.05  No Waiver; Remedies Cumulative................................142
       12.06  Payments Pro Rata.............................................142
       12.07  Calculations: Computations....................................143
       12.08  GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE..............144
       12.09  Counterparts..................................................145
       12.10  Effectiveness.................................................145
       12.11  Headings Descriptive..........................................145
       12.12  Amendment and Waiver..........................................145
       12.13  Survival......................................................148
       12.14  Domicile of Loans.............................................148
       12.15  Confidentiality...............................................148
       12.16  Register......................................................149
       12.17  Certain Agreements with Respect to the 6/3-4% Senior
              Subordinated Debentures.......................................150
       12.18  Limitation on Additional Amounts, etc.........................150
       12.19  The Patriot Act...............................................150
       12.20  Campbell Standstill Period/Campbell Repurchase................150
       12.21  Judgment Currency.............................................151
       12.22  Euro..........................................................152
       12.23  Immunity......................................................152


SCHEDULES

Schedule I            Commitments
Schedule II           Existing Letters of Credit
Schedule III          Insurance
Schedule IV           Subsidiaries
Schedule V            Existing Liens
Schedule VI           Existing Indebtedness
Schedule VII          Existing Investments
Schedule VIII         Associated Costs Rate
Schedule IX           Lender Addresses
Schedule X            Certain Leasehold Sites


EXHIBITS

Exhibit A-1           Form of Notice of Borrowing
Exhibit A-2           Form of Notice of Conversion/Continuation
Exhibit B-1           Form of A Term Note
Exhibit B-2           Form of B Term Note
Exhibit B-3           Form of Incremental Term Note


                                      (iv)

Exhibit B-4           Form of Revolving Note
Exhibit B-5           Form of Swingline Note
Exhibit C             Form of Letter of Credit Request
Exhibit D             Form of Section 4.04(b)(ii) Certificate
Exhibit E-1           Form of Opinion of Frank Hogan, Esq., General Counsel
Exhibit E-2           Form of Opinion of Bryan Cave LLP
Exhibit F             Form of Officers' Certificate
Exhibit G             Form of US Borrowers/Subsidiaries Guaranty
Exhibit H             Form of US Pledge Agreement
Exhibit I             Form of US Security Agreement
Exhibit J-1           Form of Election to Become a Revolving Borrower
Exhibit J-2           Form of Election to Become a Foreign Borrower
Exhibit K             Form of Assignment and Assumption Agreement
Exhibit L             Form of Incremental Term Loan Commitment Agreement
Exhibit M             Form of Incremental Revolving Loan Commitment Agreement

          CREDIT AGREEMENT, dated as of June 30, 2005, among SILGAN HOLDINGS INC., a Delaware corporation ("Silgan"), SILGAN CONTAINERS CORPORATION, a Delaware corporation ("Containers"), SILGAN PLASTICS CORPORATION, a Delaware corporation ("Plastics"), SILGAN CONTAINERS MANUFACTURING CORPORATION, a Delaware corporation ("Manufacturing"), SILGAN CAN COMPANY, a Delaware corporation ("CanCo"), each other Revolving Borrower party hereto from time to time, each other Incremental Term Loan Borrower party hereto from time to time (together with Silgan, Containers, Plastics, Manufacturing, CanCo and each other Revolving Borrower, the "Borrowers," and each individually, a "Borrower"), the lenders from time to time party hereto (each a "Lender" and, collectively, the "Lenders"), DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the "Administrative Agent"), BANK OF AMERICA, N.A. and MORGAN STANLEY BANK, as co-syndication agents (in such capacity, the "Co-Syndication Agents"), BNP PARIBAS and JPMORGAN CHASE BANK, N.A., as co-documentation agents (in such capacity, the "Co-Documentation Agents"), and DEUTSCHE BANK SECURITIES INC. and BANC OF AMERICA SECURITIES LLC, as joint lead arrangers and joint book managers. Unless otherwise defined herein, all capitalized terms used herein and defined in Section 10 are used herein as so defined.

                              W I T N E S S E T H:
                               - - - - - - - - - -


          WHEREAS, subject to and upon the terms and conditions set forth herein herein, the Lenders are willing to make available to the Borrowers the respective credit facilities provided for herein;

          NOW, THEREFORE, IT IS AGREED:

          Section 1. Amount and Terms of Credit.


          1.01 Commitments. (a) Subject to and upon the terms and conditions set forth herein, each Lender with an A Term Loan Commitment severally agrees to make, on the Initial Borrowing Date, a term loan (each an "A Term Loan" and, collectively, the "A Term Loans") to Silgan, which A Term Loans:

          (i) shall be denominated in Dollars;

          (ii) shall, at the option of Silgan, be either Base Rate Loans or Eurodollar Loans, provided that all A Term Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, be of the same Type; and

          (iii) shall not exceed for any such Lender, in initial aggregate principal amount, that amount which equals the A Term Loan Commitment of such Lender on the Initial Borrowing Date (before giving effect to the termination thereof on such date pursuant to Section 3.03(b)).

Once repaid, A Term Loans incurred hereunder may not be reborrowed.

          (b) Subject to and upon the terms and conditions set forth herein, each Lender with a B Term Loan Commitment severally agrees to make, on the Initial Borrowing Date, a term loan (each a "B Term Loan" and, collectively, the "B Term Loans") to Silgan, which B Term Loans:

          (i) shall be denominated in Dollars;

          (ii) shall, at the option of Silgan, be either Base Rate Loans or Eurodollar Loans, provided that all B Term Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, be of the same Type; and

          (iii) shall not exceed for any such Lender, in initial aggregate principal amount, that amount which equals the B Term Loan Commitment of such Lender on the Initial Borrowing Date (before giving effect to the termination thereof on such date pursuant to Section 3.03(b)).

Once repaid, B Term Loans incurred hereunder may not be reborrowed.

          (c) Subject to and upon the terms and  conditions set forth in Section
1.14 and the other provisions set forth herein, each Lender with an Incremental Term Loan Commitment for a given Tranche of Incremental Term Loans severally agrees, at any time and from time to time on and after the date that such Incremental Term Loan Commitment is obtained pursuant to Section 1.14 and prior to the Incremental Commitment Termination Date for such Tranche of Incremental Term Loans, to make a term loan or term loans (each an "Incremental Term Loan" and, collectively, the "Incremental Term Loans") to the Incremental Term Loan Borrower for such Tranche, which Incremental Term Loans:

          (i) shall be incurred on an Incremental Term Loan Borrowing Date;

          (ii) shall be denominated in the Applicable Currency for such Tranche of Incremental Term Loans;

          (iii) shall, if Dollar Loans, at the option of the applicable Incremental Term Loan Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that all Incremental Term Loans that are Dollar Loans comprising the same Borrowing under such Tranche shall, unless otherwise specifically provided herein, be of the same Type;

          (iv) shall, if an Alternate Currency Incremental Term Loan, at the option of the applicable Incremental Term Loan Borrower, be incurred and maintained in one or more Borrowings of Alternate Currency Incremental Term Loans under such Tranche; and

          (v) shall not exceed for any such Incremental Term Loan Lender at the time of any incurrence thereof, that aggregate principal amount which equals the Incremental Term Loan Commitment of such Incremental Term Loan Lender for such Tranche at such time (before giving effect to any reduction thereof at such time pursuant to Section 3.03(c)).

Once repaid, Incremental Term Loans incurred hereunder may not be reborrowed.

          (d) Subject to and upon the terms and conditions set forth herein, each Revolving Lender severally agrees, at any time and from time to time on and after the Initial Borrowing Date and prior to the Revolving Loan Maturity Date, to make a revolving loan or revolving loans (each a "Revolving Loan" and, collectively, the "Revolving Loans") to each Revolving Borrower, which Revolving
Loans:

          (i) shall be denominated in Dollars or in a Primary Alternate Currency, in each case, as elected by the respective Revolving Borrower;

          (ii) shall, if Dollar Revolving Loans, at the option of the respective Revolving Borrower, be either Base Rate Loans or Eurodollar Loans, provided that all Dollar Revolving Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, be of the same Type;

          (iii) shall, if Primary Alternate Currency Revolving Loans, be a Euro Rate Loan denominated in the applicable Primary Alternate Currency, provided that all Primary Alternate Currency Revolving Loans made as part of the same Borrowing shall be of the same Type;

          (iv) may be repaid and reborrowed in accordance with the provisions hereof;

          (v) shall not be made (and shall not be required to be made) by any Revolving Lender in any instance where the incurrence thereof (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to simultaneously repay any Unpaid Drawings, Revolving Loans and/or Swingline Loans theretofore outstanding) would cause the Individual RL Exposure of such Revolving Lender to exceed the Revolving Loan Commitment of such Revolving Lender at such time;

          (vi) shall not be made (and shall not be required to be made) by any Revolving Lender in any instance where the incurrence thereof (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to simultaneously repay any Unpaid Drawings, Revolving Loans and/or Swingline Loans theretofore outstanding) would cause the Aggregate RL Exposure to exceed the Total Revolving Loan Commitment at such time;

          (vii) in the case of Primary Alternate Currency Revolving Loans, shall not be made (and shall not be required to be made) by any Revolving Lender in any instance where the incurrence thereof would cause the aggregate principal amount (using the Dollar Equivalent thereof) of all Primary Alternate Currency Revolving Loans then outstanding to exceed the Primary Alternate Currency Sublimit; and

          (viii) shall not exceed for CanCo at any time outstanding that aggregate principal amount (for this purpose, using the Dollar Equivalent of each Primary Alternate Currency Revolving Loan incurred by CanCo and then outstanding) which, (A) when added to the sum of (I) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, such Revolving Loans by CanCo) in respect of all Letters of Credit issued for the account of CanCo at such time and (II) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, such Revolving Loans) incurred by CanCo and then outstanding at such time, equals the CanCo Revolving Sub-Limit then in effect, or (B) when added to the sum of (I) the aggregate amounts calculated in preceding clause (A) and outstanding at such time and
     (II) the aggregate amount of all other CanCo Included Debt outstanding at such time, equals the CanCo Permitted Debt Amount at such time.

          (e) Subject to and upon the terms and conditions set forth herein, the Swingline Lender in its individual capacity agrees to make, at any time and from time to time on and after the Initial Borrowing Date and prior to the Swingline Expiry Date, a revolving loan or revolving loans (each a "Swingline Loan" and, collectively, the "Swingline Loans") to each Revolving Borrower, which Swingline Loans:

          (i) shall be denominated in Dollars and shall be made and maintained as Base Rate Loans;

          (ii) may be repaid and reborrowed in accordance with the provisions hereof;

          (iii) shall not exceed in aggregate principal amount at any time outstanding in respect of all Revolving Borrowers, when added to the sum of
     (I) the aggregate principal amount of all Revolving Loans then outstanding (for this purpose, using the Dollar Equivalent of each Primary Alternate Currency Revolving Loan then outstanding and exclusive of Revolving Loans and Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, such Swingline Loans) and (II) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, such Swingline Loans) at such time, an amount equal to the Total Revolving Loan Commitment at such time;

          (iv) shall not exceed for CanCo at any time outstanding that aggregate principal amount which, (A) when added to the sum of (I) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, such Swingline Loans by CanCo) in respect of all Letters of Credit issued for the account of CanCo at such time and (II) the aggregate principal amount of all Revolving Loans incurred by CanCo and then outstanding (for this purpose, using the Dollar Equivalent of each Primary Alternate Currency Revolving Loan incurred by CanCo and then outstanding), equals the CanCo Revolving Sub-Limit then in effect, or (B) when added to the sum of (I) the aggregate amounts calculated in preceding clause (A) and outstanding at such time and (II) the aggregate amount of all other CanCo Included Debt outstanding at such time, equals the CanCo Permitted Debt Amount at such time; and

          (v) shall not exceed in aggregate principal amount at any time outstanding in respect of all Revolving Borrowers, the Maximum Swingline Amount.

          Notwithstanding anything to the contrary contained in this Section 1.01(e), (i) the Swingline Lender shall not be obligated to make any Swingline Loans at a time when a Lender Default exists with respect to a Revolving Lender unless the Swingline Lender has entered into arrangements satisfactory to it and Silgan to eliminate the Swingline Lender's risk with respect to the Defaulting Lender's or Lenders' participation in such Swingline Loans, including by cash collateralizing such Defaulting Lender's or Lenders' RL Percentage of the outstanding Swingline Loans, and (ii) the Swingline Lender will not make a Swingline Loan after it has received written notice from any Borrower or the Required Lenders stating that a Default or an Event of Default exists until such time as the Swingline Lender shall have received written notice of (x) rescission of all such notices from the party or parties originally delivering such notice or notices or (y) the cure or waiver of such Default or Event of Default in accordance with the requirements of this Agreement.

          (f) On any Business Day, the Swingline Lender may, in its sole discretion, give notice to the Revolving Lenders that the Swingline Lender's outstanding Swingline Loans shall be funded with a Borrowing of Dollar Revolving Loans (provided that such notice shall be deemed to have been automatically given upon the occurrence of a Default or an Event of Default under Section 9.05 or upon the exercise of any of the remedies provided in the last paragraph of
Section 9), in which case one or more Borrowings of Dollar Revolving Loans constituting Base Rate Loans (each such Borrowing, a "Mandatory Borrowing") shall be made on the immediately succeeding Business Day from all Revolving Lenders (without giving effect to any termination of the Total Revolving Loan Commitment pursuant to the last paragraph of Section 9) pro rata based on each such Revolving Lender's RL Percentage (determined before giving effect to any termination of the Total Revolving Loan Commitment pursuant to the last paragraph of Section 9), and the proceeds thereof shall be applied directly to the Swingline Lender to repay the Swingline Lender for such outstanding Swingline Loans. Each Revolving Lender hereby irrevocably agrees to make Dollar Revolving Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swingline Lender notwithstanding (i) the amount of the Mandatory Borrowing may not comply with the minimum amount for Borrowings otherwise required hereunder, (ii) whether any conditions specified in Section 5 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) the date of such Mandatory Borrowing and (v) the amount of the Total Revolving Loan Commitment at such time. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding of the type referred to in Section 9.05 with respect to any of the Revolving
Borrowers), then each Revolving Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Revolving Borrowers on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause such Revolving Lenders to share in such Swingline Loans ratably based upon their respective RL Percentages (determined before giving effect to any termination of the Total Revolving Loan Commitment pursuant to the last paragraph of Section
9); provided that (x) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date and (y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Revolving Lender shall be required to pay the Swingline Lender interest on the principal amount of participation purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the overnight Federal Funds Rate for the first three days and at the rate otherwise applicable to Dollar Revolving Loans maintained as Base Rate Loans hereunder for each day thereafter.

          1.02 Minimum Amount of Each Borrowing. The aggregate principal amount of each Borrowing of Loans under a respective Tranche shall not be less than the Minimum Borrowing Amount for such Tranche of Loans. More than one Borrowing may occur on the same date, but at no time shall there be outstanding more than thirty Borrowings of Euro Rate Loans in the aggregate.

          1.03 Notice of Borrowing. (a) Whenever (x) a Borrower desires to incur Dollar Loans hereunder (excluding Swingline Loans and Revolving Loans incurred pursuant to a Mandatory Borrowing), such Borrower shall give the Administrative Agent at the applicable Notice Office at least one Business Day's prior notice of each Base Rate Loan, and at least three Business Days' prior notice of each Eurodollar Loan (or, in the case of a Eurodollar Loan with an Interest Period of other than a one, two, three or six-month period, at least five Business Days' prior notice of each such Eurodollar Loan), to be incurred hereunder, (y) an Incremental Term Loan Borrower desires to incur Alternate Currency Incremental Term Loans hereunder, such Incremental Term Loan Borrower shall give the Administrative Agent at the applicable Notice Office at least three Business Days' (or, in the case of an Alternate Currency Incremental Term Loan with an Interest Period of other than a one, two, three or six-month period, at least five Business Days') prior notice of each such Alternate Currency Incremental Term Loan to be incurred hereunder, and (z) a Revolving Borrower desires to incur Primary Alternate Currency Revolving Loans hereunder, such Revolving Borrower shall give the Administrative Agent at the applicable Notice Office at least three Business Days' (or, in the case of a Primary Alternate Currency Revolving Loan with an Interest Period of other than a one, two, three or six-month period, at least five Business Days') prior notice of each such Primary Alternate Currency Revolving Loan to be incurred hereunder, provided that (in each case) any such notice shall be deemed to have been given on a certain day only if given before 1:00 P.M. (Local Time) on such day. Each such notice (each a "Notice of Borrowing"), except as otherwise expressly provided in
Section 1.10, shall be irrevocable and shall be given by the respective Borrower in writing, or by telephone promptly confirmed in writing, in the form of Exhibit A-1, appropriately completed to specify (i) the name of such Borrower,
(ii) the aggregate principal amount of the Loans to be made pursuant to such Borrowing (stated in Dollars or, in the case of Alternate Currency Loans, in the relevant Alternate Currency), (iii) the date of such Borrowing (which shall be a Business Day), (iv) in the case of Incremental Term Loans and Revolving Loans, the Applicable Currency, (v) whether the Loans being made pursuant to such Borrowing shall constitute A Term Loans, B Term Loans, Incremental Term Loans or Revolving Loans, (vi) in the case of Dollar Loans, whether such Dollar Loans being made pursuant to such Borrowing are to be initially maintained as Base Rate Loans or, to the extent permitted hereunder, Eurodollar Loans, and (vii) in the case of all Euro Rate Loans, the initial Interest Period to be applicable thereto. The Administrative Agent shall promptly give each Lender which is required to make Loans of the Tranche specified in the respective Notice of Borrowing, notice of such proposed Borrowing, of such Lender's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

          (b) (i) Whenever a Revolving Borrower desires to incur Swingline Loans hereunder, such Revolving Borrower shall give the Swingline Lender not later than 1:00 P.M. (Local Time) on the date that a Swingline Loan is to be incurred hereunder, written notice or telephonic notice promptly confirmed in writing of each Swingline Loan to be incurred hereunder. Each such notice shall be irrevocable and specify in each case (A) the date of Borrowing (which shall be a Business Day) and (B) the aggregate principal amount of the Swingline Loans to be made pursuant to such Borrowing.

          (ii) Mandatory  Borrowings  shall be made upon the notice specified in
Section 1.01(f), with each Revolving Borrower irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of Mandatory Borrowings as set forth in Section 1.01(f).

          (c) Without in any way limiting the obligation of any Borrower to confirm in writing any telephonic notice of any Borrowing of Loans, the Administrative Agent or the Swingline Lender, as the case may be, may act without liability upon the basis of telephonic notice of such Borrowing, reasonably believed by the Administrative Agent or the Swingline Lender, as the case may be, in good faith to be from the president, a vice president, the chief financial officer, the treasurer or an assistant treasurer of such Borrower (or any other officer or employee of such Borrower designated in writing to the Administrative Agent and the Swingline Lender by the president, a vice president, the chief financial officer, the treasurer or an assistant treasurer of such Borrower as being authorized to give such notices under this Agreement) prior to receipt of written confirmation. In each such case, each Borrower hereby waives the right to dispute the Administrative Agent's or the Swingline Lender's record of the terms of such telephonic notice of such Borrowing of Loans.

          1.04 Disbursement of Funds. No later than 12:00 Noon (Local Time) on the date specified in each Notice of Borrowing (or (x) in the case of Swingline Loans, no later than 3:00 P.M. (Local Time) on the date specified pursuant to
Section 1.03(b)(i) or (y) in the case of Mandatory Borrowings, no later than 12:00 Noon (Local Time) on the date specified in Section 1.01(f)), each Lender with a Commitment of the respective Tranche will make available its pro rata portion of each such Borrowing requested to be made on such date (or, in the case of Swingline Loans, the Swingline Lender shall make available the full amount thereof). All such amounts shall be made available in Dollars (or, in the case of Alternate Currency Loans, in the Alternate Currency for the relevant Tranche) and in immediately available funds at the applicable Payment Office, and the Administrative Agent will, except in the case of a Mandatory Borrowing, make available to the relevant Borrower at such Payment Office in Dollars (or, in the case of Alternate Currency Loans, in the Alternate Currency for such Tranche) the aggregate of the amounts so made available by the Lenders. Unless the Administrative Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to make available to the Administrative Agent such Lender's portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing and the Administrative Agent may, in reliance upon such assumption, make available to the relevant Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the relevant Borrower and such Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Lender or such Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to such Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Lender, at the overnight Federal Funds Rate (or, in the case of Alternate Currency Loans, the Administrative Agent's customary rate for interbank advances in the relevant Alternate Currency) for the first three days and at the rate of interest otherwise applicable to such Loans for each day thereafter and (ii) if recovered from such Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 1.08. Nothing in this Section 1.04 shall be deemed to relieve any Lender from its obligation to make Loans hereunder or to prejudice any rights which the Borrowers may have against any Lender as a result of any failure by such Lender to make Loans hereunder.

          1.05 Notes. (a) Each Borrower's obligation to pay the principal of, and interest on, all the Loans made by each Lender to such Borrower shall be evidenced in the Register maintained by the Administrative Agent pursuant to
Section 12.16 and, subject to the provisions of Section 1.05(h), also be evidenced (i) if A Term Loans, by a promissory note duly executed and delivered by Silgan substantially in the form of Exhibit B-1 (each an "A Term Note" and, collectively, the "A Term Notes"), (ii) if B Term Loans, by a promissory note duly executed and delivered by Silgan substantially in the form of Exhibit B-2 (each a "B Term Note" and, collectively, the "B Term Notes"), (iii) if Incremental Term Loans, by a promissory note duly executed and delivered by the respective Incremental Term Loan Borrower substantially in the form of Exhibit B-3 (each an "Incremental Term Note" and, collectively, the "Incremental Term Notes"), (iv) if Revolving Loans, by promissory notes duly executed and delivered by each Revolving Borrower substantially in the form of Exhibit B-4 (each a "Revolving Note" and, collectively, the "Revolving Notes"), and (v) if Swingline Loans, by promissory notes duly executed and delivered by each Revolving Borrower substantially in the form of Exhibit B-5 (each a "Swingline Note" and, collectively, the "Swingline Notes"), in each case with blanks appropriately completed in conformity herewith.

          (b) The A Term Note issued by Silgan to each Lender with an A Term Loan Commitment or outstanding A Term Loans shall (i) be payable to such Lender or its registered assigns and be dated the Initial Borrowing Date (or, if issued after the Initial Borrowing Date, be dated the date of issuance thereof), (ii) be in a stated principal amount (expressed in Dollars) equal to the principal amount of the A Term Loans made by such Lender on the Initial Borrowing Date (or, if issued after the Initial Borrowing Date, be in a stated principal amount (expressed in Dollars) equal to the outstanding principal amount of A Term Loans of such Lender at such time) and be payable in the outstanding principal amount of A Term Loans evidenced thereby, (iii) mature on the A Term Loan Maturity Date, (iv) bear interest as provided in the appropriate clause of Section 1.08 in respect of Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (v) be subject to voluntary prepayment as provided in

Section 4.01, and mandatory repayment as provided in Section 4.02, and (vi) be entitled to the benefits of this Agreement and the other Credit Documents.

          (c) The B Term Note issued by Silgan to each Lender with a B Term Loan Commitment or outstanding B Term Loans shall (i) be payable to such Lender or its registered assigns and be dated the Initial Borrowing Date (or, if issued after the Initial Borrowing Date, be dated the date of issuance thereof), (ii) be in a stated principal amount (expressed in Dollars) equal to the principal amount of the B Term Loans made by such Lender on the Initial Borrowing Date (or, if issued after the Initial Borrowing Date, be in a stated principal amount (expressed in Dollars) equal to the outstanding principal amount of B Term Loans of such Lender at such time) and be payable in the principal amount of the B Term Loans evidenced thereby, (iii) mature on the B Term Loan Maturity Date,
(iv) bear interest as provided in the appropriate clause of Section 1.08 in respect of Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (v) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vi) be entitled to the benefits of this Agreement and the other Credit Documents.

          (d) The Incremental Term Note issued by each Incremental Term Loan Borrower to each Lender with an Incremental Term Loan Commitment or outstanding Incremental Term Loans under a given Tranche shall (i) be payable to such Lender or its registered assigns and be dated the date of issuance thereof, (ii) be in a stated principal amount (expressed in the relevant Applicable Currency) equal to the Incremental Term Loan Commitment of such Lender on the effective date of the respective Incremental Term Loan Commitment Agreement (prior to the incurrence of any Incremental Term Loans pursuant thereto on such date) (or, if issued thereafter, be in a stated principal amount (expressed in the relevant Applicable Currency) equal to the sum of the then remaining amount of the Incremental Term Loan Commitment of such Lender plus the outstanding principal amount of the Incremental Term Loans of such Lender on the date of issuance thereof) and be payable in the relevant Applicable Currency in the outstanding principal amount of the Incremental Term Loans evidenced thereby, (iii) mature on the respective Incremental Term Loan Maturity Date, (iv) bear interest as provided in the appropriate clause of Section 1.08 in respect of Base Rate Loans and Euro Rate Loans, as the case may be, evidenced thereby, (v) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vi) be entitled to the benefits of this Agreement and the other Credit Documents.

          (e) The Revolving Note issued by each Revolving Borrower to each Revolving Lender shall (i) be payable to such Revolving Lender or its registered assigns and be dated the Initial Borrowing Date (or, if issued after the Initial Borrowing Date, be dated the date of issuance thereof), (ii) be in a stated principal amount (expressed in Dollars) equal to the Revolving Loan Commitment of such Revolving Lender (or, if issued after the termination thereof, be in a stated principal amount (expressed in Dollars) equal to the outstanding Revolving Loans of such Revolving Lender at such time) and be payable in the outstanding principal amount of the Revolving Loans to such Revolving Borrower evidenced thereby, provided that if, because of fluctuations in exchange rates after the Initial Borrowing Date, the Revolving Note of any Revolving Lender would not be at least as great as the outstanding aggregate principal amount (taking the Dollar Equivalent of all Primary Alternate Currency Revolving Loans evidenced thereby) of the Revolving Loans made by such Revolving Lender to such Revolving

Borrower at any time outstanding, the respective Revolving Lender may, at any time after the occurrence of any Specified Default or Event of Default, request (and in such case such Revolving Borrower shall promptly execute and deliver) a new Revolving Note in an amount equal to the aggregate principal amount (taking the Dollar Equivalent of all Primary Alternate Currency Revolving Loans evidenced thereby) of such Revolving Loans of such Revolving Lender outstanding on the date of the issuance of such new Revolving Note, (iii) mature on the Revolving Loan Maturity Date, (iv) with respect to each Revolving Loan evidenced thereby, be payable in the respective Applicable Currency in which such Revolving Loan was made, provided that the obligations evidenced by each Primary Alternate Currency Revolving Loan evidenced thereby shall be subject to conversion into Dollar Loans as provided in (and in the circumstances contemplated by) Section 1.16, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of Base Rate Loans and Euro Rate Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (f) The Swingline Note issued by each Revolving Borrower to the Swingline Lender shall (i) be payable to the Swingline Lender or its registered assigns and be dated the Initial Borrowing Date, (ii) be in a stated principal amount (expressed in Dollars) equal to the Maximum Swingline Amount and be payable in the outstanding principal amount of Swingline Loans to such Revolving Borrower evidenced thereby, (iii) mature on the Swingline Expiry Date, (iv) bear interest as provided in the appropriate clause of Section 1.08 in the case of the Base Rate Loans evidenced thereby, (v) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vi) be entitled to the benefits of this Agreement and the other Credit Documents.

          (g) Except as otherwise provided in Section 1.05(h), each Lender will note on its internal records the amount of each Loan made by it and each payment and conversion in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in such notation shall not affect the respective Borrower's obligations in respect of such Loans.

          (h)  Notwithstanding  anything to the contrary contained above in this
Section 1.05 or elsewhere in this Agreement, Notes shall only be delivered to Lenders which at any time specifically request the delivery of such Notes. No failure of any Lender to request, obtain, maintain or produce a Note evidencing its Loans to any Borrower shall affect or in any manner impair the obligations of any Borrower to pay the Loans (and all related Obligations) incurred by it which would otherwise be evidenced thereby in accordance with the requirements of this Agreement, and shall not in any way affect the security or guaranties therefor provided pursuant to the various Credit Documents. Any Lender which does not have a Note evidencing its outstanding Loans shall in no event be required to make the notations otherwise described in preceding clause (g). At any time when any Lender requests the delivery of a Note to evidence any of its Loans, the respective Borrower shall promptly execute and deliver to the respective Lender the requested Note in the appropriate amount or amounts to evidence such Loans.

          1.06 Conversions. Each Borrower shall have the option to convert, on any Business Day occurring on or after the Initial Borrowing Date, all or a portion equal to at least the Minimum Borrowing Amount of the outstanding principal amount of Dollar Loans made to such Borrower pursuant to one or more Borrowings (so long as of the same Tranche) of one or more Types of Dollar Loans into a Borrowing (of the same Tranche) of another Type of Dollar Loan, provided that (i) except as otherwise provided in Section 1.10(b), Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Loans being converted and no such partial conversion of
Eurodollar Loans shall reduce the outstanding principal amount of such Eurodollar Loans made pursuant to a single Borrowing to less than the Minimum Borrowing Amount applicable thereto, (ii) unless the Required Lenders otherwise agree, Base Rate Loans may only be converted into Eurodollar Loans if no
Specified Default or Event of Default is in existence on the date of the conversion, (iii) no conversion pursuant to this Section 1.06 shall result in a greater number of Borrowings of Euro Rate Loans than is permitted under Section
1.02 and (iv)  Swingline  Loans may not be  converted  pursuant to this  Section
1.06. Each conversion pursuant to this Section 1.06 shall be effected by the respective Borrower by giving the Administrative Agent at the applicable Notice Office prior to 1:00 P.M. (Local Time) at least three Business Days' (or, in the case of an Interest Period other than a one, two, three or six-month period, at least five Business Days') prior notice (each a "Notice of Conversion/Continuation") in the form of Exhibit A-2, appropriately completed to specify the Dollar Loans to be so converted, the Borrowing(s) pursuant to which such Dollar Loans were made and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Dollar Loans. Upon any such conversion, the proceeds thereof will be applied directly on the day of such conversion to prepay the outstanding principal amount of the Dollar Loans being converted.

          1.07 Pro Rata Borrowings. All Borrowings of A Term Loans, B Term Loans, Incremental Term Loans under a given Tranche and Revolving Loans shall be incurred from the Lenders pro rata on the basis of their A Term Loan Commitments, B Term Loan Commitments, Incremental Term Loan Commitments for such Tranche or Revolving Loan Commitments, as the case may be; provided that all Borrowings of Revolving Loans made pursuant to a Mandatory Borrowing shall be incurred from the Revolving Lenders pro rata on the basis of their respective RL Percentages. It is understood that no Lender shall be responsible for any default by any other Lender of its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender or Lenders to make its or their Loans hereunder.

          1.08 Interest. (a) Each Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan (including with respect to any Euro Rate Loan converted into a Base Rate Loan pursuant to Section 1.16) made to such Borrower hereunder from the date of Borrowing thereof (or, in the circumstances described in the immediately preceding parenthetical, from the date of conversion of the respective Euro Rate Loan into a Base Rate Loan) until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to
Section 1.06, at a rate per annum which shall be equal to the sum of the Applicable Margin plus the Base Rate each as in effect from time to time.

          (b) Each Borrower agrees to pay interest in respect of the unpaid principal amount of each Euro Rate Loan made to such Borrower from the date of Borrowing thereof until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) and (ii) (A) in the case of Dollar Loans, the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.06,
1.09 or 1.10, as applicable, or (B) in the case of an Alternate Currency Loan, the conversion of such Alternate Currency Loan to a Base Rate Loan pursuant to
Section 1.16, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin as in effect from time to time during such Interest Period plus the applicable Euro Rate for such Interest Period plus (except in the case of Eurodollar Loans) the Associated Costs Rate, if any.

          (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder or under any other Credit Document shall, in each case, bear interest at a rate per annum (i) in the case of overdue principal of, and interest or other overdue amounts owing with respect to, Alternate Currency Loans under a given Tranche, equal to 2% in excess of the rate otherwise applicable to such Tranche of Alternate Currency Loans from time to time, (ii) in the case of overdue principal of, and interest on, Dollar Loans, equal to the greater of (x) the rate which is 2% in excess of the rate otherwise applicable to Base Rate Loans maintained pursuant to the respective Tranche from time to time and (y) the rate which is 2% in excess of the rate then borne by such Dollar Loans, and (iii) in the case of all other overdue amounts payable under this Agreement or under any other Credit Document, equal to the rate which is 2% in excess of the rate applicable to Revolving Loans maintained as Base Rate Loans from time to time. Interest that accrues under this Section 1.08(c) shall be payable on demand.

          (d) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Base Rate Loan, (x) quarterly in arrears on each Quarterly
Payment Date, (y) on the date of any repayment or prepayment in full of all outstanding Base Rate Loans of any Tranche, and (z) at maturity (whether by acceleration or otherwise) and, after such maturity, on demand, and (ii) in respect of each Euro Rate Loan, (x) on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period, and (y) on the date of any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

          (e) Upon each Interest Determination Date, the Administrative Agent shall determine the interest rate for the Euro Rate Loans for which such determination is being made and shall promptly notify the respective Borrower and the respective Lenders thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

          1.09 Interest Periods. At the time the respective Borrower gives any Notice of Borrowing or Notice of Conversion/Continuation in respect of the making of, or conversion into, a Borrowing of Euro Rate Loans (in the case of the initial Interest Period applicable thereto) or prior to 1:00 P.M. (Local
Time) on the third Business Day (or, in the case of a Euro Rate Loan to be converted into, or maintained as, a Euro Rate Loan with an Interest Period of other than a one, two, three or six-month period, on the fifth Business Day) prior to the expiration of an Interest

Period applicable to such a Borrowing of Euro Rate Loans (in the case of subsequent Interest Periods), such Borrower shall have the right to elect, by giving the Administrative Agent notice thereof, the interest period (each an "Interest Period") applicable to such Borrowing, which Interest Period shall, at the option of such Borrower, (x) be either a one, two, three, six or, to the extent available to all Lenders with obligations in respect of the respective Tranche of Loans, twelve-month period or a seven-day period, and (y) in the case of Alternate Currency Loans under a given Tranche, such other period of less than one month to the extent approved by the Administrative Agent and otherwise available to all Lenders with obligations in respect of such Tranche, provided that (in each case):

          (i) all Euro Rate Loans comprising a Borrowing shall at all times have the same Interest Period;

          (ii) the initial Interest Period for any Euro Rate Loan shall commence on the date of Borrowing of such Euro Rate Loan (including, in the case of Eurodollar Loans, the date of any conversion thereto from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Eurodollar Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

          (iii) if any Interest Period relating to a Euro Rate Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

          (iv) if any Interest Period for a Euro Rate Loan would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period for a Euro Rate Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (v) unless the Required Lenders otherwise agree, no Interest Period for a Eurodollar Loan may be selected at any time when a Specified Default or an Event of Default is then in existence;

          (vi) unless the Required Lenders otherwise agree, no Interest Period, other than a one month or less period, for an Alternate Currency Loan may be selected at any time when a Specified Default or an Event of Default is then in existence;

          (vii) except for Alternate Currency Incremental Term Loans, no Interest Period in respect of any Borrowing of any Tranche of Term Loans shall be selected which extends beyond any date upon which a mandatory repayment of such Tranche of Term Loans will be required to be made under
     Section 4.02(b), 4.02(c) or 4.02(d), as the case may be, if the aggregate principal amount of such Tranche of Term Loans which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of such Tranche of Term Loans then outstanding less the aggregate amount of such required repayment; and

          (viii) no Interest Period in respect of any Borrowing of any Tranche of Loans shall be selected which extends beyond the respective Maturity Date for such Tranche of Loans.

          If, by 1:00 P.M. (Local Time) on the third Business Day prior to the expiration of any Interest Period applicable to a Borrowing of Euro Rate Loans, the relevant Borrower has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such Euro Rate Loans as provided above, such Borrower shall be deemed to have elected (x) in the case of Eurodollar Loans, to convert such Eurodollar Loans into Base Rate Loans, and (y) in the case of Alternate Currency Loans, to select a one month Interest Period for such Alternate Currency Loans, with such new Interest Period to be effective as of the expiration date of such current Interest Period.

          1.10 Increased Costs, Illegality, etc. (a) In the event that any Lender shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clauses (i) and (iv) below, may be made only by the Administrative Agent):

          (i) on any Interest Determination Date that, by reason of any changes arising after the Effective Date affecting the applicable interbank market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Euro Rate;

          (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Euro Rate Loans (other than in respect of Taxes to the extent covered under Section 4.04(a)) because of any change since the Relevant Effective Date in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payment to any Lender of the principal of or interest on the Loans or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or net profits of such Lender pursuant to the laws of the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), or (B) a change in official reserve requirements, but, in all events, excluding (I) reserves required under Regulation D to the extent included in the computation of the respective Euro Rate and (II) amounts included in the computation of the Associated Costs Rate;

          (iii) at any time, that the making or continuance of any Euro Rate Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Lender in good faith with any governmental request (whether or not having the force of law) or (z) impracticable as a result of a contingency occurring after the Effective Date which materially and adversely affects the applicable interbank market; or

          (iv) at any time that any Alternate Currency is not available in sufficient amounts, as determined in good faith by the Administrative Agent;

then, and in any such event, such Lender (or the Administrative Agent, in the case of clause (i) or (iv) above) shall on such date give notice (by telephone confirmed in writing) to the respective Borrowers and, except in the case of clauses (i) and (iv) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (w) in the case of clause (i) above, (A) in the event that Eurodollar Loans are so affected, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the respective Borrowers and the respective Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion/Continuation given by any Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by such Borrower, and (B) in the event that Alternate Currency Loans are so affected, the applicable Euro Rate shall be determined (I) in the case of Alternate Currency Loans denominated in a Primary Alternate Currency, on the basis provided in the proviso of the definition of Primary Alternate Currency LIBOR, and (II) in the case of Alternate Currency Incremental Term Loans denominated in an Other Alternate Currency, by the Administrative Agent as the all-in-cost of funds for the Administrative Agent to fund the respective Alternate Currency Incremental Term Loan denominated in such Other Alternate Currency, (x) in the case of clause (ii) above, the respective Borrower agrees, subject to the provisions of Section 12.18 (to the extent applicable), to pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder a written notice in reasonable detail as to the additional amounts owed to such Lender, showing the basis for the calculation thereof, submitted to the respective Borrower by such Lender in good faith shall, absent manifest error, be final and conclusive and binding upon all the parties hereto), (y) in the case of clause (iii) above, take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law, and (z) in the case of clause (iv) above, Alternate Currency Loans denominated in the affected Currency (other than any such Alternate Currency Loans which have theretofore been funded) shall no longer be available until such time as the Administrative Agent notifies the respective Borrower and the Lenders of the relevant Tranche that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing given by the respective Borrower with respect to such Alternate Currency Loans which have not yet been incurred shall be deemed rescinded by the respective Borrower.

          (b) At any time that any Euro Rate Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the respective Borrower may (and in the case of a Euro Rate Loan affected pursuant to Section 1.10(a)(iii) the respective Borrower shall) either (i) if the affected Euro Rate Loan is then being made initially or pursuant to a conversion, cancel such Borrowing by giving the Administrative Agent telephonic notice (confirmed in writing) thereof on the same date that such Borrower was notified by the affected Lender or the Administrative Agent pursuant to Section 1.10(a)(ii) or
(iii), or (ii) if the affected Euro Rate Loan is then outstanding, upon at least three Business Days' written notice to the Administrative Agent, (A) in the case of any Eurodollar Loan, require the affected Lender to convert each such Eurodollar

Loan into a Base Rate Loan, and (B) in the case of any Alternate Currency Loan, require the applicable Euro Rate to be determined on the basis provided in clause (w)(B) of the second sentence of Section 1.10(a); provided that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 1.10(b).

          (c) If at any time after the Relevant Effective Date any Lender determines that the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law and including, without limitation, those announced or published prior to the Relevant Effective Date) concerning capital adequacy, or any change in interpretation or administration thereof by the NAIC or any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender based on the existence of such Lender's Commitments hereunder or its obligations hereunder, then the respective Borrower or Borrowers agree, subject to the provisions of Section
12.18 (to the extent applicable), to pay to any such Lender, upon such Lender's written demand therefor, such additional amounts as shall be required to compensate such Lender or such other corporation for the increased cost to such Lender or such other corporation or the reduction in the rate of return to such Lender or such other corporation as a result of such increase of capital. In determining such additional amounts, each Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable; provided that such Lender's determination of compensation owing under this
Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all parties hereto. Each Lender, upon determining that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the respective Borrowers, which notice shall show in reasonable detail the basis for calculation of such additional amounts, although the failure to give any such notice shall not release or diminish any of the respective Borrowers' obligations to pay additional amounts pursuant to this
Section 1.10(c).

          (d) In the event that any Lender shall have determined (which determination shall, absent manifest error, be final and conclusive and binding on all parties hereto) at any time that such Lender is required to maintain reserves (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) which have been established after the Relevant Effective Date by any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body with jurisdiction over such Lender (including any branch, Affiliate or funding office thereof) in respect of any Alternate Currency Loan or any category of liabilities which includes deposits by reference to which the interest rate on any Alternate Currency Loan is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to non-United States residents in each case by reason of any change since the Relevant Effective Date in any applicable law or governmental rule, regulation order, guideline or request (whether or not having the force of law) or any change in the interpretation or administration thereof by the NAIC or any governmental authority, central bank or comparable agency, then, unless such reserves already are included in the calculation of the interest rate applicable to such Alternate Currency Loans or in Section 1.10(a)(ii), such Lender shall promptly notify the applicable Borrower in writing specifying the additional amounts required to indemnify such Lender against the cost of maintaining such reserves (such written notice to provide in reasonable detail a computation of such additional amounts) and such Borrower agrees, subject to the provisions of

Section 12.18 (to the extent applicable), to pay to such Lender such specified amounts on written demand therefor by such Lender.

          1.11 Compensation.  Each Borrower agrees, subject to the provisions of
Section 12.18 (to the extent applicable), to compensate each Lender, upon such Lender's written request (which request shall be made in good faith and shall set forth in reasonable detail the basis for requesting such compensation), for all losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Euro Rate Loans) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or the Administrative Agent) a Borrowing of, or conversion from or into, Euro Rate Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation given by such Borrower (whether or not withdrawn by the respective Borrower or deemed withdrawn pursuant to
Section 1.10(a)); (ii) if any prepayment or repayment (including any prepayment or repayment made pursuant to Section 4.01 or 4.02 or as a result of an acceleration of Loans pursuant to Section 9) or conversion of any of such Borrower's Euro Rate Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any of such Borrower's Euro Rate Loans is not made on any date specified in a notice of prepayment given by such Borrower (whether or not withdrawn by the respective Borrower pursuant to Section 4.01(a)); or (iv) as a consequence of (x) any other default by such Borrower to repay its Loans when required by the terms of this Agreement or the respective Notes or (y) an election made, or action required to be taken, by such Borrower pursuant to Section 1.10(b).

          1.12 Change of Applicable Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 1.l0(a)(ii) or (iii), Section 1.10(c), Section 2.06 or Section 4.04 with respect to such Lender, it will, if requested by the applicable Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans or Letters of Credit affected by such event (including by designating a separate lending office (or Affiliate) to act as such with respect to such affected Loans or Letters of Credit); provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section 1.12 shall affect or postpone any of the obligations of any Borrower or the right of any Lender provided in Sections 1.10, 2.06 and 4.04.

          1.13 Replacement of Lenders. (x) Upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), Section 1.10(c),
Section 2.06 or Section  4.04 with  respect to any Lender which  results in such
Lender  charging  to any  Borrower  increased  costs in  excess  of those  being generally charged by the other Lenders, (y) if any Lender (A) becomes a Defaulting Lender or otherwise defaults in its obligations to make Loans or fund Unpaid Drawings or (B) refuses to consent to a proposed change, waiver, discharge or termination with respect to any of the matters set forth in clauses
(i) through (vii), inclusive, of the first proviso in Section 12.12(a) which has been approved by the Required Lenders or (z) if any Revolving Lender is unable to obtain the necessary governmental approvals and/or licenses required to be obtained by such Revolving Lender pursuant to Section 5.04(b)(i)(y), the Borrowers shall have the right (subject, in the case of preceding sub-clause
(y)(B), to the requirements of Section 12.12(b)), if no Default or Event of Default will exist immediately after giving effect to the respective replacement, to replace such Lender (the "Replaced Lender") with one or more other Eligible Transferee or Transferees (collectively, the "Replacement Lender") none of whom shall constitute a Defaulting Lender at the time of such replacement and each of whom shall be reasonably acceptable to the Administrative Agent, provided that:

          (i) at the time of any replacement pursuant to this Section 1.13, the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to Section 12.04(b) (and with all fees payable pursuant to said Section 12.04(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans (or, in the case of the replacement of only (a) the Revolving Loan Commitment, the Revolving Loan Commitment and outstanding Revolving Loans and participations in Letters of Credit, (b) A Term Loans, the outstanding A Term Loans, (c) B Term Loans, the outstanding B Term Loans and (d) Incremental Term Loans under a given Tranche, the then remaining Incremental Term Loan Commitment and the outstanding Incremental Term Loans under such Tranche) of, and in each case (except for the replacement of only outstanding Term Loans of the respective Lender) participations in Letters of Credit by, the Replaced Lender and, in connection therewith, shall pay to (x) the Replaced Lender in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued and unpaid interest on, all outstanding Loans (or, in the case of the replacement of only (I) the Revolving Loan Commitment, the outstanding Revolving Loans, (II) the A Term Loans, the outstanding A Term Loans, (III) the B Term Loans, the outstanding B Term Loans, or (IV) the Incremental Term Loan Commitments and Incremental Term Loans under a given Tranche, the outstanding Incremental Term Loans of such Tranche) of the Replaced Lender, (B) except in the case of the replacement of only outstanding Term Loans of a Replaced Lender, an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Lender, together with all then accrued and unpaid interest with respect thereto at such time and (C) an amount equal to all accrued and unpaid Fees owing to the Replaced Lender (but only with respect to the relevant Tranche, in the case of the replacement of less than all Tranches of Loans then held by the respective Replaced Lender) pursuant to Section 3.01, (y) except in the case of the replacement of only outstanding Term Loans of a Replaced Lender, each Issuing Lender an amount equal to such Replaced Lender's RL Percentage of any Unpaid Drawing with respect to a Letter of Credit issued by such Issuing Lender (which at such time remains an Unpaid Drawing) and (z) in the case of any replacement of Revolving Loan Commitments, the Swingline Lender an amount equal to such Replaced Lender's RL Percentage of any Mandatory Borrowing to the extent such amount was not theretofore funded by such Replaced Lender;

          (ii) all obligations (including, without limitation, all obligations under Section 1.11) of the respective Borrowers then owing to the Replaced Lender (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender concurrently with such replacement; and

          (iii) in the case of any replacement of a Lender made solely pursuant to sub-clause (z) of the introductory paragraph of this Section 1.13, such replacement shall only be made in respect of such Lender's Revolving Loan Commitment and related Obligations as contemplated in preceding clause (i) above.

Upon the execution of the respective Assignment and Assumption Agreements, the payment of all amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note or Notes executed by the appropriate Borrower or Borrowers, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.06, 4.04, 12.01 and 12.06), which shall survive as to such Replaced Lender.

          1.14 Incremental Term Loan Commitments. (a) So long as the Incremental Loan Commitment Request Requirements are satisfied at the time of the delivery of the request referred to below, Silgan shall have the right, in consultation and coordination with the Administrative Agent as to all of the matters set forth below in this Section 1.14, but without requiring the consent of any of the Agents (except as otherwise provided in this Section 1.14) or the Lenders, to request at any time and from time to time after the Initial Borrowing Date and prior to the Incremental Commitment Termination Date for the respective Tranche of Incremental Term Loans that one or more Lenders (and/or one or more other Persons which are Eligible Transferees which will become Lenders) provide to the Incremental Term Loan Borrower for the respective Tranche of Incremental Term Loan Commitments under such Tranche of Incremental Term Loans as designated in the respective Incremental Term Loan Commitment Agreement and, subject to the terms and conditions contained in this Agreement and in the respective Incremental Term Loan Commitment Agreement, make Incremental Term Loans pursuant thereto; provided that (i) no Lender shall be obligated to provide an Incremental Term Loan Commitment, and until such time, if any, as such Lender has agreed in its sole discretion to provide an Incremental Term Loan Commitment and executed and delivered to Silgan, the respective Foreign Incremental Term
Loan Borrower (if applicable) and the Administrative Agent an Incremental Term Loan Commitment Agreement as provided in clause (b) of this Section 1.14, such Lender shall not be obligated to fund any Incremental Term Loans, (ii) any Lender (including any Eligible Transferee who will become a Lender) may so provide an Incremental Term Loan Commitment without the consent of the Administrative Agent or any other Lender, (iii) each Tranche of Incremental Term Loan Commitments shall be made available to a single Incremental Term Loan Borrower and shall be denominated in a single Currency which, in the case of an Other Alternate Currency, shall be approved by the Administrative Agent, (iv) the amount of each Tranche of Incremental Term Loan Commitments shall be in a minimum aggregate amount for all Lenders which provide an Incremental Term Loan Commitment under such Tranche of Incremental Term Loans (including Eligible Transferees who will become Lenders) of at least $50,000,000 (or the Dollar Equivalent thereof as determined at the time that Incremental Term Loan Commitments are obtained), (v) the aggregate amount of all Incremental Term Loan Commitments permitted to be provided pursuant to this Section 1.14, when combined with the aggregate amount of Incremental Revolving Loan Commitments permitted to be provided pursuant to Section 1.15, shall not exceed $350,000,000 in the aggregate (or the Dollar Equivalent thereof as determined at the time that such Incremental Term Loan Commitments are obtained) (it being understood and agreed, however, to the extent that any such Incremental Term Loan Commitments are obtained but later expire, terminate or are voluntarily reduced in each case without being utilized, the amount of such Incremental Term

Loan Commitments so expired, terminated or voluntarily reduced may again be available to be obtained under this Section 1.14 within the limits set forth herein), (vi) the up-front fees and, if applicable, any unutilized commitment fees and/or other fees, payable in respect of each Incremental Term Loan Commitment shall be separately agreed to by Silgan, the respective Foreign Incremental Term Loan Borrower (if applicable) and each Incremental Term Loan Lender (and with all such fees to be disclosed by Silgan to the Administrative Agent), (vii) each Tranche of Incremental Term Loans shall have (I) an Incremental Term Loan Maturity Date of no earlier than the B Term Loan Maturity Date and (II) a Weighted Average Life to Maturity of no less than the Weighted Average Life to Maturity as then in effect for the B Term Loans, (viii) the proceeds of all Incremental Term Loans shall be used only for the purposes permitted by Section 6.10, (ix) each Incremental Term Loan Commitment Agreement shall specifically designate, with the approval of the Administrative Agent, the Tranche of the Incremental Term Loan Commitments being provided thereunder (which Tranche shall be a new Tranche (i.e., not the same as any existing Tranche of Incremental Term Loans, Incremental Term Loan Commitments or other Term Loans) unless the requirements of Section 1.14(c) are satisfied), (x) all Incremental Term Loans (and all interest, fees and other amounts payable thereon) (including, without limitation, Incremental Term Loans incurred by a Foreign Incremental Term Loan Borrower) shall be Obligations under this Agreement and the other applicable Credit Documents and shall be secured by the US Collateral, and guaranteed under the US Borrowers/Subsidiaries Guaranty, on a pari passu basis with all other Term Loans, (xi) all Incremental Term Loans (and all interest, fees and other amounts payable thereon) incurred by a Foreign Incremental Term Loan Borrower also shall be secured and guaranteed to the extent required by Section 5.04(b), and (xii) each Lender (including any Eligible Transferee who will become a Lender) agreeing to provide an Incremental Term Loan Commitment pursuant to an Incremental Term Loan Commitment Agreement shall, subject to the satisfaction of the relevant conditions set forth in this Agreement, make Incremental Term Loans under the Tranche specified in such Incremental Term Loan Commitment Agreement as provided in Section 1.01(c) and such Loans shall thereafter be deemed to be Incremental Term Loans under such Tranche for all purposes of this Agreement and the other applicable Credit Documents.

          (b) At the time of the provision of Incremental Term Loan Commitments pursuant to this Section 1.14, Silgan, the respective Foreign Incremental Term Loan Borrower (if applicable), each other Credit Party, the Administrative Agent and each such Lender or other Eligible Transferee which agrees to provide an Incremental Term Loan Commitment (each, an "Incremental Term Loan Lender") shall execute and deliver to Silgan, the respective Foreign Incremental Term Loan Borrower (if applicable) and the Administrative Agent an Incremental Term Loan Commitment Agreement, appropriately completed (with the effectiveness of the Incremental Term Loan Commitment provided therein to occur on the date set forth in such Incremental Term Loan Commitment Agreement, which date in any event shall be no earlier than the date on which (i) all fees required to be paid in connection therewith at the time of such effectiveness shall have been paid,
(ii) all Incremental Commitment Effectiveness  Requirements have been satisfied,
(iii) all conditions set forth in this Section 1.14 shall have been satisfied and (iv) all other conditions precedent that may be set forth in such Incremental Term Loan Commitment Agreement shall have been satisfied). The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Term Loan Commitment Agreement and, at such time, Schedule I shall be deemed modified to reflect the Incremental Term Loan Commitments of such Incremental Term Loan Lenders.

          (c)  Notwithstanding  anything to the contrary contained above in this
Section 1.14, the Incremental Term Loan Commitments provided by an Incremental Term Loan Lender or Incremental Term Loan Lenders, as the case may be, pursuant to each Incremental Term Loan Commitment Agreement shall constitute a new Tranche, which shall be separate and distinct from the existing Tranches pursuant to this Agreement (with a designation which may be made in letters (i.e., A, B, C, etc.), numbers (1, 2, 3, etc.) or a combination thereof (i.e., A-1, A-2, B-1, B-2, C-1, C-2, etc.), provided that, with the consent of the Administrative Agent, the parties to a given Incremental Term Loan Commitment Agreement may specify therein that the respective Incremental Term Loans made pursuant thereto shall constitute part of, and be added to, an existing Tranche of Incremental Term Loans or to the outstanding Tranche of B Term Loans, in either case so long as the following requirements are satisfied:

          (i) the Incremental Term Loans to be made pursuant to such Incremental Term Loan Commitment Agreement shall have the same Borrower, shall be denominated in the same Currency, shall have the same Maturity Date and shall have the same Applicable Margins as the Tranche of Term Loans to which the new Incremental Term Loans are being added;

          (ii) the new Incremental Term Loans shall have the same Term Loan Scheduled Repayment dates as then remain with respect to the Tranche to which such new Incremental Term Loans are being added (with the amount of each Term Loan Scheduled Repayment applicable to such new Incremental Term Loans to be the same (on a proportionate basis) as is theretofore applicable to the Tranche to which such new Incremental Term Loans are being added, thereby increasing the amount of each then remaining Term Loan Scheduled Repayment of the respective Tranche proportionately; and

          (iii) on the date of the making of such new Incremental Term Loans, and notwithstanding anything to the contrary set forth in Section 1.09, such new Incremental Term Loans shall be added to (and form part of) each Borrowing of outstanding Term Loans of the respective Tranche on a pro rata basis (based on the relative sizes of the various outstanding Borrowings), so that each Lender will participate proportionately in each then outstanding Borrowing of Term Loans of the respective Tranche, and so that the existing Lenders with respect to such Tranche continue to have the same participation (by amount) in each Borrowing as they had before the making of the new Term Loans of such Tranche.

          To the extent the provisions of preceding clause (iii) require that Lenders making new Incremental Term Loans add such Incremental Term Loans to the then outstanding Borrowings of Euro Rate Loans of such Tranche, it is acknowledged that the effect thereof may result in such new Incremental Term Loans having short Interest Periods (i.e., an Interest Period that began during an Interest Period then applicable to outstanding Euro Rate Loans of such Tranche and which will end on the last day of such Interest Period). In connection therewith, the respective Incremental Term Loan Borrower may agree, in the respective Incremental Term Loan Commitment Agreement, to compensate the Lenders making the new Incremental Term Loans of the respective Tranche for funding Euro Rate Loans during an existing Interest Period on such basis as may be agreed by such Incremental Term Loan Borrower and the respective Lender or Lenders.

          1.15 Incremental Revolving Loan Commitments. (a) So long as the Incremental Loan Commitment Request Requirements are satisfied at the time of the delivery of the request referred to below, Silgan shall have the right, in consultation and coordination with the Administrative Agent as to all of the matters set forth below in this Section 1.15, but without requiring the consent of any of the Agents (except as otherwise provided in this Section 1.15) or the Lenders, to request at any time and from time to time after the Initial Borrowing Date and prior to the Incremental Commitment Termination Date that one or more Lenders (and/or one or more other Persons which are Eligible Transferees and which will become Revolving Lenders) provide Incremental Revolving Loan Commitments and, subject to the applicable terms and conditions contained in this Agreement, make Revolving Loans and participate in Letters of Credit and Swingline Loans pursuant thereto; provided that (i) no Lender shall be obligated to provide an Incremental Revolving Loan Commitment, and until such time, if any, as such Lender has agreed in its sole discretion to provide an Incremental Revolving Loan Commitment and executed and delivered to the Administrative Agent, Silgan and the Revolving Borrowers an Incremental Revolving Loan Commitment Agreement as provided in clause (b) of this Section 1.15, such Lender shall not be obligated to fund any Revolving Loans in excess of its Revolving Loan Commitment (if any) or participate in any Letters of Credit or Swingline Loans in excess of its RL Percentage, in each case, as in effect prior to giving effect to such Incremental Revolving Loan Commitment provided pursuant to this
Section 1.15, (ii) any Lender (including any Person which is an Eligible Transferee who will become a Revolving Lender) may so provide an Incremental Revolving Loan Commitment without the consent of any Agent or any other Lender; provided that any Person that is not a Revolving Lender prior to the effectiveness of its Incremental Revolving Loan Commitment shall require the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed) to provide an Incremental Revolving Loan Commitment pursuant to this Section 1.15, (iii) the aggregate amount of each request (and provision therefor) for Incremental Revolving Loan Commitments shall be in a minimum aggregate amount for all Lenders which provide an Incremental Revolving Loan Commitment pursuant to a given Incremental Revolving Loan Commitment Agreement pursuant to this Section 1.15 (including Persons who are Eligible Transferees and will become Revolving Lenders) of at least $50,000,000, (iv) the aggregate amount of all Incremental Revolving Loan Commitments permitted to be provided pursuant to this Section 1.15 shall not exceed in the aggregate the lesser of (A) $150,000,000 and (B) when combined with the aggregate amount of all Incremental Term Loan Commitments permitted to be provided pursuant to
Section 1.14, $350,000,000 (for this purpose, using the Dollar Equivalent of any Incremental Term Loan Commitments provided in an Alternate Currency), (v) all Loans incurred pursuant to an Incremental Revolving Loan Commitment (and all interest, fees and other amounts payable thereon) (including, without limitation, such Revolving Loans incurred by a Foreign Revolving Borrower) shall be Obligations under this Agreement and the other applicable Credit Documents and shall be secured by the US Collateral, and guaranteed under the US Borrowers/Subsidiaries Guaranty, on a pari passu basis with all other Revolving Loans, (vi) all Revolving Loans incurred pursuant to an Incremental Revolving Loan Commitment (and all interest, fees and other amounts payable thereon) incurred by a Foreign Revolving Borrower also shall be secured and guaranteed to the extent required by Section 5.04(b), and (vii) each Lender (including any Person which is an Eligible Transferee who will become a Revolving Lender) agreeing to provide an Incremental Revolving Loan Commitment pursuant to an Incremental Revolving Loan Commitment Agreement shall, subject to the satisfaction of the relevant conditions set forth in this Agreement, participate in Swingline Loans and Letters of Credit pursuant to Sections 1.01(f) and 2.04, respectively, and make Revolving Loans as provided in Section 1.01(d) and such Revolving Loans shall constitute Revolving Loans for all purposes of this Agreement and the other applicable Credit Documents.

          (b) At the time of the provision of Incremental Revolving Loan Commitments pursuant to this Section 1.15, Silgan, each Revolving Borrower, each other Credit Party, the Administrative Agent and each such Lender or other Eligible Transferee which agrees to provide an Incremental Revolving Loan Commitment (each, an "Incremental Revolving Lender") shall execute and deliver to Silgan, each Revolving Borrower and the Administrative Agent an Incremental Revolving Loan Commitment Agreement, appropriately completed (with the effectiveness of the Incremental Revolving Loan Commitment provided therein to occur on the date set forth in such Incremental Revolving Loan Commitment Agreement, which date in any event shall be no earlier than the date on which
(i) all fees required to be paid in connection therewith at the time of such effectiveness shall have been paid, (ii) all Incremental Commitment Effectiveness Requirements have been satisfied, (iii) all conditions set forth in this Section 1.15 shall have been satisfied and (iv) all other conditions precedent that may be set forth in such Incremental Revolving Loan Commitment Agreement shall have been satisfied). The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Revolving Loan Commitment Agreement and, at such time, Schedule I shall be deemed modified to reflect the Incremental Revolving Loan Commitments of such Incremental Revolving Lenders.

          (c) It is understood and agreed that the Incremental Revolving Loan Commitments provided by an Incremental Revolving Lender or Incremental Revolving Lenders, as the case may be, pursuant to each Incremental Revolving Loan Commitment Agreement shall constitute part of, and be added to, the Total Revolving Loan Commitment and each Incremental Revolving Lender shall constitute a Revolving Lender for all purposes of this Agreement and each other applicable Credit Document.

          (d) At the time of any provision of Incremental Revolving Loan Commitments pursuant to this Section 1.15, each Revolving Borrower shall, in coordination with the Administrative Agent, repay outstanding Revolving Loans of certain of the Revolving Lenders, and incur additional Revolving Loans from certain other Revolving Lenders (including the Incremental Revolving Lenders), in each case to the extent necessary so that all of the Revolving Lenders participate in each outstanding Borrowing of Revolving Loans pro rata on the basis of their respective Revolving Loan Commitments (after giving effect to any increase in the Total Revolving Loan Commitment pursuant to this Section 1.15) and with the Revolving Borrowers being obligated to pay to the respective Revolving Lenders any costs of the type referred to in Section 1.11 in connection with any such repayment and/or Borrowing.

          1.16 Special Sharing and Conversion Provisions Applicable to Lenders Upon the Occurrence of a Sharing Event. (a) On the date of the occurrence of a Sharing Event, automatically (and without the taking of any action) (x) all then outstanding Alternate Currency Incremental Term Loans of a given Tranche shall be converted into Alternate Currency

Incremental Term Loans of such Tranche which are maintained in Dollars (in an amount equal to the Dollar Equivalent of the aggregate principal amount of the respective Alternate Currency Incremental Term Loans on the date such Sharing Event first occurred), which Alternate Currency Incremental Term Loans (i) shall continue to be owed by the respective Incremental Term Loan Borrowers, (ii) shall at all times thereafter be deemed to be Base Rate Loans and (iii) shall be immediately due and payable on the date such Sharing Event has occurred, and (y) all principal, accrued and unpaid interest and other amounts owing with respect to such Alternate Currency Incremental Term Loans shall be immediately due and payable in Dollars (in an amount equal to the Dollar Equivalent of such principal, accrued and unpaid interest and other amounts). The occurrence of any conversion of Alternate Currency Incremental Term Loans as provided above in this Section 1.16(a) shall be deemed to constitute, for purposes of Section 1.11, a prepayment of the respective Alternate Currency Incremental Term Loans before the last day of any Interest Period relating thereto.

          (b) On the date of the occurrence of a Sharing Event, automatically (and without the taking of any action) (x) all then outstanding Primary Alternate Currency Revolving Loans and Primary Alternate Currency Unpaid Drawings shall be converted into Revolving Loans which are maintained in Dollars and Dollar Unpaid Drawings (in each case, in an amount equal to the Dollar Equivalent of the aggregate principal amount of the respective Primary Alternate Currency Revolving Loans and the aggregate amount of such Primary Alternate Currency Unpaid Drawings, as the case may be, on the date such Sharing Event first occurred), which Primary Alternate Currency Revolving Loans and Primary Alternate Currency Unpaid Drawings (i) shall continue to be owed by the respective Revolving Borrowers, (ii) shall, in the case of such Primary Alternate Currency Revolving Loans, at all times thereafter be deemed to be Base Rate Loans and (iii) shall be immediately due and payable on the date such Sharing Event has occurred, and (y) all principal, accrued and unpaid interest, fees and other amounts owing with respect to such Primary Alternate Currency Revolving Loans, Primary Alternate Currency Unpaid Drawings, Primary Alternate Currency Letters of Credit shall be immediately due and payable in Dollars (in an amount equal to the Dollar Equivalent of such principal, accrued and unpaid interest, fees and other amounts). The occurrence of any conversion of Primary Alternate Currency Revolving Loans as provided above in this Section 1.16(b) shall be deemed to constitute, for purposes of Section 1.11, a prepayment of the respective Primary Alternate Currency Revolving Loans before the last day of any Interest Period relating thereto.

          (c) Upon the occurrence of a Sharing Event, and immediately after giving effect to any automatic conversion pursuant to Sections 1.16(a) and/or
(b), the Lenders shall automatically and without further action be deemed to have exchanged interests in the respective Tranches of Loans (including, in the case of the Total Revolving Loan Commitment, interests in each outstanding Letter of Credit and Unpaid Drawing) such that, in lieu of the interests of each Lender in each Tranche in which it participated as of such date, such Lender shall hold an interest in all Tranches (including, in the case of the Total Revolving Loan Commitment, an interest in each outstanding Letter of Credit, each Unpaid Drawing and each LC Reserve Account established pursuant to Section 1.16(h)), whether or not such Lender shall previously have participated therein, equal to such Lender's Exchange Percentage thereof. The foregoing exchanges shall be accomplished through the purchases and sales of participations in the relevant Tranches and each Lender hereby agrees to enter into customary participation agreements approved by the Administrative Agent to accomplish same. All purchases and sales of participating interests pursuant to this Section 1.16 shall be made in Dollars. Upon any such occurrence, the Administrative Agent shall notify each Lender and shall specify the net amount of Dollars (if any) required from each such Lender to effect the purchases and sales by the various Lenders of participating interests in the amounts required above (together with accrued interest with respect to the period for the most recent interest payment date through the date of the Sharing Event plus any additional amounts payable by the Borrowers pursuant to Section 4.04 in respect of such accrued but unpaid interest); it being understood and agreed, however, in the event that a Sharing Event shall have occurred, each Lender shall be deemed to have purchased, automatically and without request, such participating interests (and, as a result thereof, shall be entitled to receive from, or shall owe to, the other Lenders the respective amounts owing as a result of the purchases and sales of participations contemplated herein). Promptly upon receipt of such request, each Lender shall deliver to the Administrative Agent (in immediately available funds in Dollars) the net amounts (if any) as specified by the Administrative Agent. The Administrative Agent shall promptly deliver the amounts so received to the various Lenders in such amounts as are needed to effect the purchases and sales of participations as provided above. Promptly following receipt thereof, each Lender which has sold participations in any of its Tranches as provided above (through the Administrative Agent) will deliver to each Lender (through the Administrative Agent) which has so purchased a participating interest in such Tranches a participation certificate dated the date of receipt of such funds and in such amount. It is understood that the amount of funds delivered by each Lender shall be calculated on a net basis, giving effect to both the sales and purchases of participations by the various Lenders as required above.

          (d) Upon, and after, the occurrence of a Sharing Event (i) no further Credit Events shall be made or occur, (ii) all amounts from time to time accruing with respect to, and all amounts from time to time payable on account of, Alternate Currency Loans and Primary Alternate Currency Unpaid Drawings (including, without limitation, any interest and other amounts which were accrued but unpaid on the date of such Sharing Event) shall be payable in Dollars as if each such Alternate Currency Loans or Primary Alternate Currency Letter of Credit pursuant to which such Primary Alternate Currency Unpaid Drawings relates, in each case, had originally been denominated in Dollars and shall be distributed by the relevant Lenders to the Administrative Agent for the account of the Lenders which made such Loans or are participating therein, (iii) all of the Incremental Term Loan Commitments of all of the Incremental Term Loan Lenders that have provided such Incremental Term Loan Commitments shall be automatically terminated, and (iv) all Revolving Loan Commitments (including Incremental Revolving Commitments) of all Revolving Lenders shall be automatically terminated. Notwithstanding anything to the contrary contained above, the failure of any Lender to purchase its participating interest as required above in any extensions of credit upon the occurrence of a Sharing Event shall not relieve any other Lender of its obligation hereunder to purchase its participating interests in a timely manner, but no Lender shall be responsible for the failure of any other Lender to purchase the participating interest to be purchased by such other Lender on any date.

          (e) If any  amount  required  to be paid  by any  Lender  pursuant  to
Section 1.16(c) is not paid to the Administrative Agent on the date upon which such Lender receives notice from the Administrative Agent of the amount of its participations required to be purchased pursuant to said Section 1.16(c), such Lender shall, in addition to such aforementioned amount, also pay to the Administrative Agent on demand an amount equal to the product of (i) the amount so required to be paid by such Lender for the purchase of its participations, (ii) the daily average Federal Funds Rate, during the period from and including the date of request for payment to the date on which such payment is immediately available to the Administrative Agent and (iii) a fraction the numerator of which is the number of days that elapsed during such period and the denominator of which is 360. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts payable under this
Section 1.16 shall be conclusive in the absence of manifest error. Amounts payable by any Lender pursuant to this Section 1.16 shall be paid to the Administrative Agent for the account of the relevant Lenders, provided that, if the Administrative Agent (in its sole discretion) has elected to fund on behalf of such other Lender the amounts owing to such other Lenders, then the amounts shall be paid to the Administrative Agent for its own account.

          (f) Whenever, at any time after the relevant Lenders have received from any other Lenders purchases of participations pursuant to this Section 1.16, the various Lenders receive any payment on account thereof, such Lenders will distribute to the Administrative Agent, for the account of the various Lenders participating therein, such Lenders' participating interests in such amounts (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such participations were outstanding) in like funds as received; provided, however, in the event that any such payment received by any Lenders is required to be returned, the Lenders who received previous distributions in respect of their participating interests therein will return to the respective Lenders any portion thereof previously so distributed to them in like funds as such payment is required to be returned by the respective Lenders.

          (g) Each Lender's obligation to purchase participating interests pursuant to this Section 1.16 shall be absolute and unconditional and shall not be affected by any circumstance including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against any other Lender, any Borrower, any other Credit Party or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default, (iii) any adverse change in the condition (financial or otherwise) of any Borrower, any other Credit Party or any other Person, (iv) any breach of this Agreement by any Borrower, any other Credit Party, any Lender or any other Person, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

          (h) In the event that upon the occurrence of a Sharing Event any Letter of Credit shall be outstanding and undrawn in whole or in part, or there shall exist any Unpaid Drawing with respect to any Letter of Credit theretofore issued, each Revolving Lender shall on the date of such occurrence, before giving effect to the purchases and sales of participations on such date pursuant to Section 1.16(c), promptly pay over to the Administrative Agent, in immediately available funds in Dollars, an amount equal to such Lender's RL Percentage of such undrawn face amount or such Unpaid Drawing (for this purpose, using the Dollar Equivalent of any amounts expressed in Alternate Currencies on the date such Sharing Event first occurred) , as applicable, together with interest thereon from the date of the Sharing Event to the date on which such amount shall be paid to the Administrative Agent at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. The Administrative Agent shall establish a separate account or accounts for each Lender (each, an "LC Reserve Account") in an amount equal to such Lender's Exchange Percentage of the amounts received with respect to each such Letter of Credit pursuant to the preceding sentence. The Administrative Agent shall have sole dominion and control over each such LC Reserve Account, and the amounts deposited in each LC Reserve Account shall be held in such LC Reserve Account until withdrawn as provided in clause (i), (j) or (k) below in this Section 1.16. The Administrative Agent shall maintain records enabling it to determine the amounts paid over to it and deposited in the LC Reserve Accounts in respect of each Letter of Credit and the amounts on deposit in respect of each Letter of Credit attributable to each Lender's Exchange Percentage. The amounts paid to the
Administrative Agent pursuant to this clause (h) shall be held as a reserve against the Letter of Credit Outstandings, shall not constitute Loans to any Borrower and shall not give rise to any obligation on the part of any Borrower to pay interest to such Lender, it being agreed that the Borrowers' reimbursement obligations in respect of Letters of Credit shall arise only at such times as drawings or payments are made thereunder, as provided in Section 2.05.

          (i) In the event that after the occurrence of a Sharing Event any drawing or payment shall be made in respect of a Letter of Credit, the Administrative Agent shall, at the request of the respective Issuing Lender, withdraw from the LC Reserve Account of each of the Lenders (in accordance with each Lender's Exchange Percentage) any amounts, up to the aggregate amount of such drawing or payment, deposited in respect of such Letter of Credit (for this purpose, using the Dollar Equivalent of any amounts expressed in an Alternate Currency) and remaining on deposit and deliver such amounts to such Issuing Lender in satisfaction of the reimbursement obligations of the Lenders under
Section 2.04(c) (but not of the applicable Borrower under Section 2.05(a)). In the event that any Lender shall default on its obligation to pay over any amount to the Administrative Agent in respect of any Letter of Credit as provided in
Section 1.16(h), the respective Issuing Lender shall, in the event of a drawing or payment thereunder, have a claim against such Lender to the same extent as if such Lender had defaulted on its obligations under Section 2.04(c), but shall have no claim against any other Lender, notwithstanding the exchange of interests in the applicable Borrower's reimbursement obligations pursuant to
Section 1.16(c). Each other Lender shall have a claim against such defaulting Lender for any damages sustained by it as a result of such default, including, in the event such Letter of Credit shall expire undrawn, its Exchange Percentage of the defaulted amount.

          (j) In the event that after the occurrence of a Sharing Event any Letter of Credit shall expire undrawn, the Administrative Agent shall withdraw from the LC Reserve Account of each Lender the amount remaining on deposit therein in respect of such Letter of Credit and distribute such amount to such Lender.

          (k) Pending the withdrawal of any amounts from its LC Reserve Account as contemplated above in this Section 1.16, the Administrative Agent will, at the direction of such Lender and subject to such rules as the Administrative Agent may prescribe for the avoidance of inconvenience, invest such amounts in Cash Equivalents.

          (l) Notwithstanding anything to the contrary contained elsewhere in this Agreement, upon any purchase of participations as required above, (i) each Lender which has purchased such participations shall be entitled to receive from the respective Borrowers any increased costs and indemnities (including, without limitation, pursuant to Sections 1.10, 1.11,

1.12, 2.06 and 4.04) directly from the respective Borrowers, to the same extent as if it were the direct Lender as opposed to a participant therein, which increased costs shall be calculated without regard to Section 1.13, Section 12.04(a) or the last sentence of Section 12.04(b), and (ii) each Lender which has sold such participations shall be entitled to receive from the respective Borrowers indemnification from and against any and all taxes imposed as a result of the sale of the participations pursuant to this Section 1.16. Each Borrower acknowledges and agrees that, upon the occurrence of a Sharing Event and after giving effect to the requirements of this Section 1.16, increased Taxes may be owing by it pursuant to Section 4.04, which Taxes shall be paid (to the extent provided in Section 4.04) by the respective Borrowers, as the case may be, without any claim that the increased Taxes are not payable because same resulted from the participations effected as otherwise required by this Section 1.16.

          (m)  Notwithstanding  anything to the contrary contained above in this
Section 1.16, the provisions of this Section 1.16 only shall apply in the event that either (x) any Loan is outstanding to a Foreign Borrower or a Letter of Credit has been issued for the account of a Foreign Revolving Borrower, in each case, at the time that a Sharing Event occurs or (y) any Loans or Unpaid Drawings are owed by CanCo, or any Letters of Credit issued for the account of CanCo are outstanding, in either case at a time when a Sharing Event occurs and the CanCo Restrictions are still in effect.

          Section 2. Letters of Credit.


          2.01 Letters of Credit. (a) Subject to and upon the terms and conditions set forth herein, any Revolving Borrower may request that an Issuing Lender in its individual capacity issue, at any time and from time to time on and after the Initial Borrowing Date and prior to the 5th day (or, in the case of trade Letters of Credit, the 30th day) prior to the Revolving Loan Maturity Date, for the account of such Revolving Borrower, (x) an irrevocable sight standby letter of credit in a form customarily used by such Issuing Lender, or in such other form as has been approved by such Issuing Lender, in support of such obligations of Silgan or any of its Subsidiaries as may be requested by the respective Revolving Borrower (other than obligations in respect of any Permitted Subordinated Indebtedness or capital stock), and (y) an irrevocable sight trade letter of credit in a form customarily used by such Issuing Lender, or in such other form as has been approved by such Issuing Lender, in support of commercial transactions of any Revolving Borrower or any of its Subsidiaries (each letter of credit issued pursuant to this Section 2.01(a), together with each letter of credit described in the immediately succeeding sentence, a "Letter of Credit"). It is hereby acknowledged and agreed that each of the letters of credit described in Schedule II (the "Existing Letters of Credit"), which were issued by Deutsche Bank or its affiliates under the Existing Credit Agreement and remain outstanding on the Initial Borrowing Date, shall constitute a "Letter of Credit" for all purposes of this Agreement and shall be deemed issued under this Agreement on the Initial Borrowing Date.

          (b) Subject to and upon the terms and conditions set forth herein, each Issuing Lender hereby agrees that it will, at any time and from time to time on and after the Initial Borrowing Date and prior to the 5th day (or, in the case of trade Letters of Credit, the 30th day) prior to the Revolving Loan Maturity Date, following its receipt of the respective Letter of Credit Request, issue for the account of the respective Revolving Borrower, one or more Letters of

Credit, provided that no Issuing Lender shall be under any obligation to issue any Letter of Credit if at the time of such issuance:

          (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Lender from issuing such Letter of Credit or any requirement of law applicable to such Issuing Lender or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Issuing Lender shall prohibit, or request that such Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Lender is not otherwise compensated hereunder) not in effect on the Effective Date, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such Issuing Lender as of the Effective Date and which such Issuing Lender in good faith deems material to it;

          (ii) such Issuing Lender shall have received notice from the Required Lenders prior to the issuance of such Letter of Credit of the type described in the second sentence of Section 2.03(b); or

          (iii) a Lender Default exists with respect to a Revolving Lender, unless such Issuing Lender has entered into arrangements satisfactory to it and the Revolving Borrowers to eliminate such Issuing Lender's risk with respect to the Revolving Lender which is the subject of the Lender Default, including by cash collateralizing (in the appropriate Applicable Currency) such Revolving Lender's RL Percentage of all Letter of Credit Outstandings.

          (c) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time, would exceed the lesser of (x) $75,000,000 and (y) when added to the aggregate principal amount of all Revolving Loans (for this purpose, using the Dollar Equivalent for all Primary Alternate Currency Revolving Loans) and Swingline Loans then outstanding, an amount equal to the Total Revolving Loan Commitment at such time, (ii) each Letter of Credit shall by its terms terminate on or before (A) in the case of standby Letters of Credit, the earlier of (x) one year after the date of issuance thereof (although any such standby Letter of Credit may be extended for successive periods up to one year, but not beyond the Business Day immediately preceding the Revolving Loan Maturity Date, on terms acceptable to the respective Issuing Lender) and (y) the Business Day immediately preceding the Revolving Loan Maturity Date and (B) in the case of trade Letters of Credit, the earlier of (x) 180 days after the date of issuance thereof and (y) the 30th day preceding the Revolving Loan Maturity Date and
(iii) each Letter of Credit shall be denominated in Dollars or in a Primary Alternate Currency.

          (d)  Notwithstanding  anything to the contrary contained above in this
Section 2.01, no Letter of Credit shall be issued for the account of CanCo the Stated Amount of which, (A) when added to the sum of (I) the aggregate amount of all other Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) in respect of all other Letters of Credit issued for the account of CanCo at such time and (II) the aggregate principal amount of all Revolving Loans (for this purpose, using the Dollar Equivalent for all Primary Alternate Currency Revolving Loans) and Swingline Loans incurred by CanCo and then outstanding, would exceed an amount equal to the CanCo Revolving Sub-Limit then in effect or (B) when added to the sum of (I) the aggregate amounts calculated in the preceding clause (A) and outstanding at such time and
(II) the aggregate amount of all other CanCo Included Debt outstanding at such time, would exceed the CanCo Permitted Debt Amount at such time.

          2.02 Minimum Stated Amount. The initial Stated Amount of each Letter of Credit shall be not less than $100,000 (or the Dollar Equivalent thereof) or such lesser amount as is acceptable to the respective Issuing Lender.

          2.03 Letter of Credit Requests. (a) Whenever a Revolving Borrower desires that a Letter of Credit be issued for its account, such Revolving Borrower shall give the Administrative Agent and the respective Issuing Lender at least two Business Days' prior written notice thereof. Each notice shall be in the form of Exhibit C appropriately completed (each a "Letter of Credit Request").

          (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the respective Revolving Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Sections 2.01(c) and, if applicable, 2.01(d). Unless the respective Issuing Lender has received notice from the Required Lenders before it issues a Letter of Credit that one or more of the conditions specified in
Section 5.01 or 5.02, as the case may be, are not then satisfied, or that the issuance of such Letter of Credit would violate Sections 2.01(c) and/or, if applicable, 2.01(d), then such Issuing Lender may issue the requested Letter of Credit for the account of the respective Revolving Borrower in accordance with such Issuing Lender's usual and customary practices. Upon its issuance of, or its entering into any amendment with respect to, any Letter of Credit, the respective Issuing Lender shall promptly notify the Administrative Agent of such issuance or amendment and deliver to the Administrative Agent a copy of the Letter of Credit actually issued or amended, as the case may be. In addition, on the first Business Day of each week thereafter, each Issuing Lender shall furnish the Administrative Agent with a written (including via facsimile) report of the daily aggregate Letter of Credit Outstandings of all Letters of Credit issued by such Issuing Lender for the immediately preceding week.

          2.04 Letter of Credit Participations. (a) Immediately upon the issuance by an Issuing Lender of any Letter of Credit, such Issuing Lender shall be deemed to have sold to each Revolving Lender (each such Revolving Lender, in its capacity under this Section 2.04, a "Participant"), and each such Participant shall be deemed irrevocably and unconditionally to have purchased from such Issuing Lender, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's RL Percentage in such Letter of Credit, each substitute letter of credit, each drawing made thereunder and the obligations of the respective Revolving Borrower under this Agreement with respect thereto, in the respective Letter of Credit Fees (but not Facing
Fees) payable with respect thereto, and any security therefor or guaranty pertaining thereto. Upon any change in the Revolving Loan Commitments or RL Percentages of the Lenders pursuant to Section 1.13 or 12.04(b), it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 2.04 to reflect the new RL Percentages of the assignor and assignee Lender, as the case may be.

          (b) In determining whether to pay under any Letter of Credit, no Issuing Lender shall have any obligation relative to the Participants therein other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by an Issuing Lender under or in connection with any Letter of Credit issued by it shall not create for an Issuing Lender any resulting liability to any Revolving Borrower, any other Credit Party, any Participant or any other Lender unless such action is taken or omitted to be taken with gross negligence or willful misconduct on the part of such Issuing Lender (as determined by a court of competent jurisdiction in a final and non-appealable decision).

          (c) In the event that any Issuing Lender makes any payment under any Letter of Credit issued by it and the respective Revolving Borrower shall not have reimbursed such amount in full to such Issuing Lender pursuant to Section 2.05(a), such Issuing Lender shall promptly notify the Administrative Agent, which shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to the Administrative Agent for the account of the respective Issuing Lender, the amount of such Participant's RL Percentage of such unreimbursed payment in Dollars (or to the extent the respective Unpaid Drawing is, in accordance with Section 2.05(a), to be reimbursed by the respective Revolving Borrower in a Primary Alternate Currency, the respective Primary Alternate Currency) and in same day funds. If the Administrative Agent so notifies, prior to 11:00 A.M. (Local Time) on any Business Day, any Participant required to fund a payment under a Letter of Credit, such Participant shall make available to the Administrative Agent for the account of the respective Issuing Lender in Dollars (or to the extent the respective Unpaid Drawing is, in accordance with Section 2.05(a), to be reimbursed by the respective Revolving Borrower in a Primary Alternate Currency, the respective Primary Alternate Currency) such Participant's RL Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its RL Percentage of the amount of such payment available to the Administrative Agent for the account of the respective Issuing Lender, such Participant agrees to pay to the Administrative Agent for the account of such Issuing Lender, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of such Issuing Lender at the overnight Federal Funds Rate (or, in the case of amounts owed in a Primary Alternate Currency, the Administrative Agent's customary rate for interbank advances in the relevant Primary Alternate Currency) for the first three days and at the interest rate applicable to Revolving Loans maintained as Base Rate Loans for each day thereafter. The failure of any Participant to make available to the Administrative Agent for the account of an Issuing Lender such Participant's RL Percentage of any payment under any Letter of Credit issued by such Issuing Lender shall not relieve any other Participant of its obligation hereunder to make available to the Administrative Agent for the account of such Issuing Lender such Participant's RL Percentage of any Letter of Credit issued by such Issuing Lender on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to the Administrative Agent for the account of such Issuing Lender such other Participant's RL Percentage of any such payment.

          (d) Whenever an Issuing Lender receives a payment of a reimbursement obligation as to which the Administrative Agent has received for the account of such Issuing Lender any payments from the respective Participants pursuant to clause (c) above, such Issuing Lender shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to each such Participant which has paid its RL Percentage thereof, in Dollars (or in the respective Primary Alternate Currency in the case of payments to be made in such Currencies pursuant to Section 2.05(a)) and in same day funds, an amount equal to such Participant's share (based upon the proportionate aggregate amount originally funded by such Participant to the aggregate amount funded by all Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

          (e) Upon the request of any Participant, each Issuing Lender shall furnish to such Participant copies of any Letter of Credit issued by it and such other documentation as may reasonably be requested by such Participant.

          (f) The obligations of the respective Participants to make payments to the Administrative Agent for the account of each Issuing Lender with respect to Letters of Credit issued by it shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

          (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

          (ii) the existence of any claim, set-off, defense or other right which any Revolving Borrower, any other Credit Party or any Subsidiary thereof may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, such Issuing Lender, any Lender or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between any Revolving Borrower, any other Credit Party or any Subsidiary thereof and the beneficiary named in any such Letter of Credit);

          (iii) any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

          (v) the occurrence of any Default or Event of Default.

          2.05 Agreement to Repay Letter of Credit Drawings. (a) Each Revolving Borrower hereby agrees to reimburse each Issuing Lender, by making payment to the Administrative Agent in immediately available funds at the Payment Office,
(i) in Dollars for any payment or disbursement made by such Issuing Lender under any Dollar Letter of Credit issued by it for such Revolving Borrower's account (each such amount so paid or disbursed until reimbursed by the respective Revolving Borrower, a "Dollar Unpaid Drawing"), and (ii) in the relevant Primary Alternate Currency for any payment or disbursement made by such Issuing Lender under any Primary Alternate Currency Letter of Credit issued by it for such Revolving Borrower's account; provided that in the case of any such payment or disbursement under any Primary Alternate Currency Letter of Credit which is unpaid on the date of the occurrence of a Sharing Event, or which payments or disbursements are made thereafter, such amounts shall be paid in Dollars using the Dollar Equivalent of the amount of the respective payment or disbursement made in the relevant Primary Alternate Currency as such Dollar Equivalent is determined on the first date upon which the respective Sharing Event occurs or, if later, the date upon which the respective payment or disbursement is made (each such amount so paid or disbursed until reimbursed by the respective Revolving Borrower, a "Primary Alternate Currency Unpaid Drawing"). All Unpaid Drawings shall be paid immediately after, and in any event on the date of, such payment or disbursement with interest on the amount so paid or disbursed by such Issuing Lender, to the extent not reimbursed prior to 12:00 Noon (Local Time) on the date of such payment or disbursement, from and including the date paid or disbursed to but not including the date such Issuing Lender was reimbursed therefore at a rate per annum which shall be (x) in the case of Dollar Letters of Credit (and other amounts owing in Dollars after the occurrence of a Sharing Event), the Base Rate in effect from time to time plus the Applicable Margin in effect from time to time for Revolving Loans that are maintained as Base Rate Loans, and (y) in the case of Primary Alternate Currency Letters of Credit (for periods occurring prior to the occurrence of a Sharing Event), the Primary Alternate Currency LIBOR in effect from time to time plus the Applicable Margin in effect from time to time for Revolving Loans that are maintained as Euro Rate Loans plus the Associated Cost Rate (if any); provided, however, in each case, to the extent such amounts are not reimbursed prior to 12:00 Noon (Local Time) on the fourth Business Day following notice of such payment or disbursement (although no such notice shall be required to be given if a Default or an Event of Default under Section 9.05 shall exist, in which case interest shall accrue on such amounts as hereinafter provided in this proviso), interest shall thereafter accrue on the amounts so paid or disbursed by such Issuing Lender (and until reimbursed by such Revolving Borrower) at a rate per annum which shall be (x) in the case of Dollar Letters of Credit (and other amounts owing with respect to any Letter of Credit in Dollars after the occurrence of a Sharing Event), the Base Rate in effect from time to time plus the Applicable Margin as in effect from time to time for Revolving Loans that are maintained as Base Rate Loans plus 2%, and (y) in the case of Primary Alternate Currency Letters of Credit (for periods occurring prior to the occurrence of a Sharing Event), the Primary Alternate Currency LIBOR in effect from time to time plus the Applicable Margin as in effect from time to time for Revolving Loans that are maintained as Euro Rate Loans plus the Associated Costs Rate (if any) plus 2%, in each case, with such interest to be payable on demand.

          (b) The obligations of each Revolving Borrower under this Section 2.05 to reimburse each Issuing Lender with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which such Revolving Borrower may have or have had against any Lender (including in such Lender's capacity as issuer of the Letter of Credit or as a Participant with respect thereto), including, without limitation, any defense based upon the failure of any drawing under a Letter of Credit (each a "Drawing") to conform to the terms of the Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such Drawing; provided, however, that no Revolving Borrower shall be obligated to reimburse an Issuing Lender for any wrongful payment made by such Issuing Lender under a Letter of Credit issued by it as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Issuing Lender (as determined by a court of competent jurisdiction in a final and non-appealable decision).

          2.06 Increased Costs. If at any time after the Relevant Effective Date, the introduction of or any change in applicable law, rule or regulation, guideline or in the interpretation or administration thereof by the NAIC or any governmental authority charged with the interpretation or administration thereof, or compliance by an Issuing Lender or any Participant with any request or directive by any such authority (whether or not having the force of law), or any change in generally accepted accounting principles, shall either (i) impose, modify or deem applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by such Issuing Lender or participated in by any Participant, or (ii) impose on such Issuing Lender or any Participant any other conditions relating, directly or indirectly, to this Agreement or any respective Letter of Credit, and the result of any of the foregoing is to increase the cost to such Issuing Lender or any Participant of issuing, maintaining or participating in any such Letter of Credit, or reduce the amount of any sum received or receivable by such Issuing Lender or any Participant hereunder, then, upon demand to the respective Revolving Borrower by such Issuing Lender or such Participant (a copy of which notice shall be sent by such Issuing Lender or such Participant to the Administrative Agent), such Revolving Borrower shall, subject to the provisions of Section 12.18 (to the extent applicable), pay to such Issuing Lender or such Participant the additional amount or amounts as will compensate such Issuing Lender or such Participant for such increased cost or reduction. A certificate submitted to the respective Revolving Borrower by an Issuing Lender or a Participant, as the case may be (a copy of which certificate shall be sent by such Issuing Lender or such Participant to the Administrative Agent), setting forth the basis for the determination of such additional amount or amounts necessary to compensate such Issuing Lender or such Participant as aforesaid, shall be conclusive and binding on such Revolving Borrower, absent manifest error, as to the amount thereof.

          Section 3. Fees; Commitments; Reductions of Commitments.


          3.01 Fees. (a) Each Revolving Borrower jointly and severally agrees to pay to the Administrative Agent for distribution to each Non-Defaulting Revolving Lender a commitment commission (the "Commitment Commission") for the period from the Effective Date to but excluding the Revolving Loan Maturity Date (or such earlier date as the Total Revolving Loan Commitment shall have been terminated), computed at a rate per annum equal to the Applicable Commitment Commission Percentage on the daily average Unutilized Revolving Loan Commitment of such Non-Defaulting Revolving Lender. Accrued Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the Revolving Loan Maturity Date or upon such earlier date as the Total Revolving Loan Commitment shall have been terminated.

          (b) Each Revolving Borrower jointly and severally agrees to pay to the Administrative Agent for proportionate distribution to each Revolving Lender (based upon each such Revolving Lender's RL Percentage) a fee in respect of such Revolving Lender's participation in each Letter of Credit issued hereunder (the "Letter of Credit Fee") for the period from and including the date of issuance of such Letter of Credit to and including the termination or expiration of such Letter of Credit, computed at a rate per annum equal to the Applicable Margin as in effect from time to time for Revolving Loans that are maintained as Eurodollar Loans on the daily Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and upon the first day after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

          (c) Each Revolving Borrower jointly and severally agrees to pay to each Issuing Lender, for its own account, a facing fee in respect of each Letter of Credit issued by such Issuing Lender hereunder (the "Facing Fee"), computed at a rate of 1/8 of 1% per annum on the daily Stated Amount of such Letter of Credit. Accrued Facing Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and upon the first day on or after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

          (d) Each Revolving Borrower jointly and severally agrees to pay to each Issuing Lender, for its own account, in respect of each Letter of Credit issued by it hereunder, such amount or amounts as such Issuing Lender customarily charges as processing fees for issuing, amending and paying on letters of credit.

          (e) The Borrowers jointly and severally agree to pay to the Administrative Agent, the other Agent and the Joint Lead Arrangers, for their own accounts, such fees as may be agreed to from time to time between the Borrowers and the Administrative Agent, the other Agent and/or the Joint Lead Arrangers, as the case may be.

          (f) Silgan and each other Borrower agrees to pay to the Incremental Term Loan Lenders and/or the Incremental Revolving Lenders, for their own accounts, such fees as may be separately agreed to with such Incremental Term Loan Lenders and/or the Incremental Revolving Lenders pursuant to Sections 1.14 and/or 1.15, as the case may be.

          (g) Notwithstanding anything to the contrary contained in this Section 3.01, CanCo shall not be jointly or severally liable with the other Borrowers for any Fees obligated to be paid by the other Borrowers to the extent prohibited by the applicable CanCo Restrictions then in effect; although CanCo will remain obligated for its portion of the accrued Commitment Commission, Letter of Credit Fees, Facing Fees and other Fees except upon a sale or other disposition pursuant to Section 12.20(b), in which case Containers and the other Borrowers (in no event to include CanCo) shall be solely jointly and severally liable for the amount of all Fees owing by CanCo as otherwise provided above in this Section 3.01.

          3.02 Voluntary Termination of Revolving Commitments. (a) (I) Upon at least two Business Days' prior written notice (or telephonic notice promptly confirmed in writing) by any Borrower to the Administrative Agent at the applicable Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), any Borrower shall have the right, without premium or penalty, to terminate the Total Unutilized Revolving Loan Commitment, in whole or, if in part, in integral multiples of $1,000,000, provided that each such reduction shall apply proportionately to permanently reduce the Revolving Loan Commitment of each Revolving Lender. A notice of termination of the Total Unutilized Revolving Loan Commitment pursuant to this Section 3.02(a), delivered by a Borrower contemporaneously with a notice of prepayment of all outstanding Loans pursuant to Section 4.01(a), may state that such notice is conditioned upon the effectiveness of other credit facilities the proceeds of which will be used to refinance in full this Agreement, in which case such notice may be revoked by such Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied; provided, however, any such revocation shall not affect any Borrower's obligations pursuant to Section 1.11.

          (II) Upon at least two Business Days' prior written notice (or telephonic notice promptly confirmed in writing) by an Incremental Term Loan Borrower to the Administrative Agent at the applicable Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), such Incremental Term Loan Borrower shall have the right, without premium or penalty, to terminate or partially reduce the Total Incremental Term Loan Commitment under the Tranche with respect to such Incremental Term Loan Borrower, provided that (x) any such termination or partial reduction shall apply proportionately to permanently reduce the Incremental Term Loan Commitment of each of the Lenders with such a Commitment under such Tranche and (y) any partial reduction pursuant to this Section 3.02(a)(II) shall be in integral multiples of $1,000,000 (or the Dollar Equivalent thereof).

          (b) In the event of the refusal by a Lender to consent to a proposed change, waiver, discharge or termination with respect to any of the matters set forth in clauses (i) through (vii), inclusive, of the first proviso in Section 12.12(a) which has been approved by the Required Lenders, the Borrowers shall have the right (subject to the requirements of Section 12.12(b)), upon five Business Days' prior written notice to the Administrative Agent at the applicable Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), to terminate the entire Revolving Loan Commitment and Incremental Term Loan Commitments of such Lender, so long as all Loans, together with accrued and unpaid interest, Fees and all other amounts owing to such Lender (but excluding the termination of any Commitments and payment of amounts owing in respect of Loans (and related Commitments) of any Tranche maintained by such Lender, if such Commitments are not being terminated and Loans not being repaid pursuant to Section 12.12(b)) are repaid concurrently with the effectiveness of such termination pursuant to Section 4.01(b) (at which time Schedule I shall be deemed modified to reflect such changed amounts), and at such time, unless the respective Lender continues to have outstanding Loans or Commitments hereunder, such Lender shall no longer constitute a "Lender" for purposes of this Agreement, except with respect to indemnifications under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.06, 4.04, 12.01 and 12.06), which shall survive as to such repaid Lender.

          3.03 Mandatory Reduction or Termination of Commitments. (a) The Total Commitment (and the A Term Loan Commitment, the B Term Loan Commitment and the Revolving Loan Commitment of each Lender) shall terminate in their entirety on July 31, 2005 unless the Initial Borrowing Date has occurred on or prior to such date.

          (b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total A Term Loan Commitment and the Total B Term Loan Commitment (and the A Term Loan Commitment and the B Term Loan Commitment of each Lender) shall terminate in their entirety on the Initial Borrowing Date (after the incurrence of the respective Tranches of Term Loans on such date).

          (c) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Incremental Term Loan Commitment under a given Tranche shall (i) be permanently reduced (x) on each Incremental Term Loan Borrowing Date in respect of such Tranche in an amount equal to the aggregate principal amount of Incremental Term Loans of such Tranche incurred on each such date, (ii) terminate in its entirety (to the extent not theretofore terminated) on the Incremental Commitment Termination Date for such Tranche of Incremental Term Loans (after giving effect to any Incremental Term Loans of such Tranche to be made on such date) and (iii) prior to the termination of the Total Incremental Term Loan Commitment in respect of such Tranche, be permanently reduced from time to time to the extent required by Section 4.02(k).

          (d) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Lender) shall terminate in its entirety on the Revolving Loan Maturity Date.

          (e) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Revolving Loan Commitment shall be permanently reduced from time to time to the extent required by Section 4.02(k).

          (f) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, (i) on the date on which Silgan or any of its Subsidiaries enters into the Accounts Receivable Facility, the Total Revolving Loan Commitment shall be permanently reduced by an amount equal to 75% of the commitment amount in respect of the revolving facility component of the Accounts Receivable Facility and (ii) on each date thereafter on which the commitment amount of such revolving facility component is increased, the Total Revolving Loan Commitment shall be permanently reduced on each such date by an amount equal to 75% of the amount of such increase.

          (g) Each reduction to, and/or termination of, the Total Revolving Loan Commitment pursuant to this Section 3.03 shall be applied proportionately to permanently reduce, and/or terminate, the Revolving Loan Commitment of each Revolving Lender. Each reduction to, and/or termination of, the Total Incremental Term Loan Commitment under a given Tranche pursuant to this Section
3.03 shall be applied proportionately to permanently reduce, and/or terminate, the Incremental Term Loan Commitment of each Lender with such a Commitment under such Tranche; provided, however, any mandatory reduction to the Incremental Term Loan Commitments pursuant to Section 4.02(k) shall be applied to proportionately and permanently reduce the Incremental Term Loan Commitments of all Lenders for all Tranches on a pro rata basis (based on the then remaining amounts of such Incremental Term Loan Commitments).

          Section 4. Prepayments; Payments; Commitment Reductions.


          4.01 Voluntary Prepayments. (a) Each Borrower shall have the right to prepay the Loans made to such Borrower, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions:
(i) such Borrower shall give the Administrative  Agent prior to 3:00 P.M. (Local
Time) at the applicable Notice Office (x) at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Base Rate Loans (or same day notice in the case of Swingline Loans provided such notice is given prior to 3:00 P.M. (Local Time) on such Business Day) and (y) at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Euro Rate Loans, (ii) which notice (x) shall specify whether A Term Loans, B Term Loans, Incremental Term Loans under a given Tranche, Revolving Loans or Swingline Loans shall be prepaid, the amount of such prepayment, the Types of Loans to be prepaid and, in the case of Euro Rate Loans, the specific Borrowing or Borrowings pursuant to which such Euro Rate Loans were made, and (y) the Administrative Agent shall promptly transmit to each of the Lenders; (iii) each partial prepayment shall be in an aggregate principal amount of at least $1,000,000 (taking the Dollar Equivalent of any amounts to be prepaid in an Alternate Currency) (or $250,000 in the case of Swingline Loans) or, in the case of Incremental Term Loans of a given Tranche, the minimum principal amount set forth in the Incremental Term Loan Commitment Agreement for such Tranche), provided that if any partial prepayment of Euro Rate Loans made pursuant to any Borrowing shall reduce the outstanding Euro Rate Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, then (A) if such Borrowing is a Borrowing of Euro Rate Loans (other than Alternate Currency Incremental Term Loans), such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans and any election of an Interest Period thereafter with respect thereto given by such Borrower shall have no force or effect, and (B) if such Borrowing is a Borrowing of Alternate Currency Incremental Term Loans under a given Tranche, the respective Incremental Term Loan Borrower shall cooperate with the Administrative Agent in selecting Interest Periods at the end of the then current Interest Period or Interest Periods so as to align such Borrowing with the Interest Period or Interest Periods applicable to one or more other Borrowings of such Tranche of Incremental Term Loans; (iv) each prepayment in respect of any Term Loans made pursuant to this Section 4.01(a) shall be allocated among the different Tranches of Term Loans or applied to a single Tranche of Term Loans in each case as Silgan shall specify in the respective notice of prepayment; provided, however, if either Silgan fails to specify how such prepayment is to be allocated or a Default or an Event of Default exists at the time of the respective prepayment, such prepayment shall be allocated among the Tranches of Term Loans on a pro rata basis (with each Tranche of Term Loans to be allocated its Term Loan Percentage of the amount of such prepayment); (v) each prepayment of any Tranche of Term Loans pursuant to this Section 4.01(a) shall be applied (1) first, to reduce the Term Loan Scheduled Repayment of each such Tranche of Term Loans which is due on December 31 of the year in which such prepayment is made (it being understood that any voluntary prepayments of A Term Loans pursuant to this Section 4.01(a) which are made in 2005 or 2006 shall be applied to the A Term Loan Scheduled Repayment which is due on

December 31, 2007), and (2) second, to the extent in excess thereof, to reduce the then remaining Term Loan Scheduled Repayments of each such Tranche of Term Loans on a pro rata basis (based upon the then remaining principal amounts of Term Loan Scheduled Repayments of each such Tranche of Term Loans after giving effect to all prior reductions thereto); and (vi) each prepayment in respect of any Tranche of Loans pursuant to this Section 4.01(a) shall be applied pro rata among the Lenders with outstanding Loans of such Tranche, provided that at the respective Revolving Borrower's election in connection with any prepayment of Revolving Loans pursuant to this Section 4.01(a), such prepayment shall not, so long as no Default or Event of Default then exists, be applied to any Revolving Loan of a Defaulting Lender. A notice of prepayment of all outstanding Loans pursuant to this Section 4.01(a), delivered by a Borrower contemporaneously with a notice of termination of the Total Unutilized Revolving Loan Commitment pursuant to Section 3.02(a), may state that such notice is conditioned upon the effectiveness of other credit facilities the proceeds of which will be used to refinance in full this Agreement, in which case such notice may be revoked by such Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied; provided, however, any such revocation shall not affect any Borrower's obligations pursuant to
Section 1.11.

          (b) In the event of the refusal by a Lender to consent to a proposed change, waiver, discharge or termination with respect to any of the matters described in clauses (i) through (vii), inclusive, of the first proviso in
Section 12.12(a) which have been approved by the Required Lenders, the Borrowers shall have the right (subject to the requirements of Section 12.12(b)), upon five Business Days' prior written notice to the Administrative Agent at the applicable Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders) to repay all Loans, together with accrued and unpaid interest, Fees and other amounts (including, without limitation, all obligations under Section 1.11), then owing to such Lender (or, at the Borrowers' discretion, owing to such Lender solely with respect to the Tranche which gave rise to the need to obtain such Lender's individual consent) in accordance with said Section 12.12(b) so long as (A) in the case of the repayment of Revolving Loans of any Lender pursuant to this Section 4.01(b), the Revolving Loan Commitment of such Lender is terminated concurrently with such repayment pursuant to Section 3.02(b) (at which time Schedule I shall be deemed modified to reflect the changed Revolving Loan Commitments), (B) in the case of the repayment of Incremental Term Loans of any Lender under a given Tranche, the Incremental Term Loan Commitment of such Lender under such Tranche is terminated concurrently with such repayment pursuant to Section 3.02(b) (at which time
Schedule I shall be deemed modified to reflect the changed Incremental Term Loan Commitments of such Tranche) and (C) the consents required by Section 12.12(b) in connection with the repayment pursuant to this Section 4.01(b) have been obtained. Each prepayment of any Term Loans pursuant to this Section 4.01(b) shall be applied to reduce the then remaining Term Loan Scheduled Repayments of such Tranche of Term Loans on a pro rata basis (based upon the then remaining principal amount of such Term Loan Scheduled Repayments after giving effect to all prior reductions thereto).

          4.02 Mandatory Prepayments and Commitment Reductions. (a) (i) On any day on which the Aggregate RL Exposure exceeds the Total Revolving Loan Commitment as then in effect, the Revolving Borrowers shall prepay on such day the principal of outstanding Swingline Loans and, after all Swingline Loans have been repaid in full or if no Swingline Loans are then outstanding, Revolving Loans in an amount (in the case of payments made with respect to

Primary Alternate Currency Revolving Loans, taking the Dollar Equivalent of the amounts paid in the respective Primary Alternate Currency in which payments on such Primary Alternate Currency Revolving Loans are owing) equal to such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and Revolving Loans, the aggregate amount of all Letter of Credit Outstandings exceeds the Total Revolving Loan Commitment as then in effect, the Revolving Borrowers shall pay to the Administrative Agent at the applicable Payment Office on such day an amount of cash and/or Cash Equivalents in Dollars (and/or, to the extent that any Letter of Credit Outstandings are denominated in a Primary Alternate Currency, in the Dollar Equivalent thereof) equal to the amount of such excess (up to a maximum amount equal to the Letter of Credit Outstandings at such time), such cash or Cash Equivalents to be held as security for all Obligations of the Revolving Borrowers hereunder in a cash collateral account maintained by the Administrative Agent (the "Cash Collateral Account"); provided, however, that such amounts shall, so long as no Default or Event of Default then exists, be released to the Revolving Borrowers from time to time so long as the Total Revolving Loan Commitment as then in effect exceeds the Aggregate RL Exposure at such time.

          (ii) On any day on which (A) the sum of (I) the aggregate outstanding principal amount of all Revolving Loans (for this purpose, using the Dollar Equivalent with respect to any Primary Alternate Currency Revolving Loans) made to CanCo, (II) the aggregate outstanding principal amount of all Swingline Loans made to CanCo and (III) the aggregate amount of all Letter of Credit Outstandings in respect of all Letters of Credit issued for the account of CanCo at such time exceeds the CanCo Revolving Sub-Limit then in effect or (B) the sum of (I) the aggregate amounts calculated in preceding clause (A) and outstanding at such time and (II) the aggregate amount of all other CanCo Included Debt outstanding at such time exceeds the CanCo Permitted Debt Amount at such time, CanCo shall (in either case) repay on such day principal of Swingline Loans made to CanCo and, after all such Swingline Loans have been repaid in full or if no such Swingline Loans are then outstanding, Revolving Loans made to CanCo in an amount (in the case of payments made with respect to Primary Alternate Currency Revolving Loans, taking the Dollar Equivalent of the amounts paid in the respective Primary Alternate Currency in which payments on such Primary Alternate Currency Revolving Loans are owing) equal to such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and Revolving Loans made to CanCo, either (A) the aggregate amount of all Letter of Credit Outstandings in respect of all Letters of Credit issued for the account of CanCo at such time exceeds the CanCo Revolving Sub-Limit then in effect or (B) the sum of (I) the aggregate amount of all Letter of Credit Outstandings in respect of all Letters of Credit issued for the account of CanCo at such time and (II) the aggregate amount of all other CanCo Included Debt outstanding at such time exceeds the CanCo Permitted Debt Amount at such time, CanCo shall (in either case) pay to the Administrative Agent at the applicable Payment Office on such day an amount of cash and/or Cash Equivalents in Dollars (and/or, to the extent that any Letter of Credit Outstandings are denominated in a Primary Alternate Currency, in the Dollar Equivalent thereof) equal to the amount of such excess (up to a maximum amount equal to such Letter of Credit Outstandings at such time), such cash or Cash Equivalents to be held as security for all Obligations of CanCo hereunder in the Cash Collateral Account; provided, however, that such amounts shall, so long as no Default or Event of Default then exists, be released to CanCo from time to time so long as both (x) the CanCo Revolving Sub-Limit then in effect exceeds the sum of (I) the aggregate outstanding principal amount of all Revolving Loans made to CanCo (for this purpose, using the Dollar Equivalent with respect to any Primary Alternate Currency

Revolving Loans), (II) the aggregate outstanding principal amount of all Swingline Loans made to CanCo and (III) the aggregate amount of all Letter of Credit Outstandings at such time in respect of all Letters of Credit issued for the account of CanCo and (y) the CanCo Permitted Debt Amount at such time exceeds the sum of (I) the aggregate amounts referred to in preceding clause (x) and outstanding at such time and (II) the aggregate outstanding amount of all other CanCo Included Debt at such time.

          (iii) On any day on which the Dollar Equivalent of the aggregate outstanding principal amount of all Primary Alternate Currency Revolving Loans exceeds the Primary Alternate Currency Sublimit, the Revolving Borrowers shall prepay on such day the principal of outstanding Primary Alternate Currency Revolving Loans in an amount (taking the Dollar Equivalent of the amounts paid in the respective Primary Alternate Currency in which payments on such Primary Alternate Currency Revolving Loans are owing) equal to such excess.

          (iv) On any day on which the aggregate amount of Letter of Credit Outstandings exceeds $75,000,000, the Revolving Borrowers shall pay to the Administrative Agent at the applicable Payment Office on such day an amount of cash and/or Cash Equivalents in Dollars (and/or, to the extent that any Letter of Credit Outstandings are denominated in a Primary Alternate Currency, in the Dollar Equivalent thereof) equal to the amount of such excess (up to a maximum amount equal to the Letter of Credit Outstandings at such time, such cash or Cash Equivalents to be held as security for all Obligations of the Revolving Borrowers hereunder in the Cash Collateral Account; provided, however, that such amounts shall, so long as no Default or Event of Default then exists, be released to the Revolving Borrowers from time to time to the extent that $75,000,000 exceeds the aggregate Letter of Credit Outstandings, at such time.

          (b) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, Silgan shall be required to repay that principal amount of A Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced in amount as provided in Sections 4.01(a), 4.01(b) and 4.02(k), an "A Term Loan Scheduled Repayment"):

                     A Term Loan
              Scheduled Repayment Date             Amount
              ------------------------             ------
              December 31, 2007                  $63,750,000
              December 31, 2008                  $63,750,000
              December 31, 2009                  $85,000,000
              December 31, 2010                  $85,000,000
              A Term Loan Maturity Date         $127,500,000

          (c) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, Silgan shall be required to repay that principal amount of B Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced in amount as provided in Sections 4.01(a), 4.01(b) and 4.02(k) and as the same may be increased as provided in clause (ii) of Section 1.14(c), a "B Term Loan Scheduled Repayment"):

                     B Term Loan
              Scheduled Repayment Date             Amount
              ------------------------             ------
              December 31, 2005                   $1,250,000
              December 31, 2006                   $1,250,000
              December 31, 2007                   $1,250,000
              December 31, 2008                   $1,250,000
              December 31, 2009                   $1,250,000
              December 31, 2010                   $1,250,000
              December 31, 2011                   $1,250,000
              B Term Loan Maturity Date         $116,250,000

          (d) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, Silgan shall be required to make, with respect to each Tranche of Incremental Term Loans, to the extent then outstanding, scheduled amortization payments of such Tranche of Incremental Term Loans on the dates and in the principal amounts set forth in the respective Incremental Term Loan Commitment Agreement (each such repayment, as the same may be reduced as provided in Sections 4.01(a), 4.01(b) and 4.02(k), an "Incremental Term Loan Scheduled Repayment" and, together with the A Term Loan Scheduled Repayments and the B Term Loan Scheduled Repayments, the "Term Loan Scheduled Repayments"); provided that, if any Incremental Term Loans are incurred which will be added to (and form part of) an existing Tranche of Incremental Term Loans, the amount of the then remaining Incremental Term Loan Scheduled Repayments of the respective Tranche shall be proportionally increased (with the aggregate amount of increases to the then remaining Incremental Term Loan
Scheduled Repayments to equal the aggregate principal amount of such new Incremental Term Loans then being incurred) in accordance with the requirements of clause (ii) of Section 1.14(c).

          (e) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each Excess Cash Flow Payment Date, an amount equal to the remainder (if positive) of (A) 50% of Excess Cash Flow for the relevant Excess Cash Flow Payment Period minus (B) the sum of (without duplication) (1) the aggregate amount of principal prepayments of Loans (for this purpose, using the Dollar Equivalent with respect to any Alternate Currency Loans) to the extent (and only to the extent) that such prepayments were made as a voluntary prepayment pursuant to Section 4.01 with internally generated funds (but in the case of a voluntary prepayment of Revolving Loans or Swingline Loans, only to the extent accompanied by a voluntary reduction to the Total Revolving Loan Commitment in an amount equal to such prepayment) during the relevant Excess Cash Flow Payment Period and (2) the aggregate amount of principal prepayments of Term Loans (for this purpose, using the Dollar Equivalent with respect to any Alternate Currency Incremental Term Loans) to the extent (and only to the extent) that such prepayments were made as a voluntary prepayment pursuant to Section 4.01 with proceeds of Revolving Loans or Swingline Loans during (and which Revolving Loans or Swingline Loans were, at the time of the respective prepayment, anticipated to be repaid with internally generated funds during) the relevant Excess Cash Flow Payment Period, shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 4.02(k); provided, however, that no such mandatory repayment or commitment reduction shall be required on any Excess Cash Flow Payment Date to the extent that (i) no Default or Event of Default then exists and (ii) the Total Leverage Ratio as of the last day of the relevant Excess Cash Flow Payment Period is less than or equal to 3.50:1.00.

          (f) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date on or after the Initial Borrowing Date upon which Silgan or any of its Subsidiaries receives any cash proceeds from any Asset Sale (including pursuant to Section 12.20(b)), an amount equal to 100% of the Net Sale Proceeds therefrom shall be applied on such date as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 4.02(k); provided, however, such Net Sale Proceeds shall not be required to be so applied on such date so long as no Default or Event of Default then exists and such Net Sale Proceeds shall be used to purchase assets (other than current assets) used or to be used in the businesses of Silgan and its Subsidiaries as are permitted by Section 8.14 within 12 months following the date of such Asset Sale, and provided further, that if all or any portion of such Net Sale Proceeds not required to be so applied as a mandatory repayment and/or commitment reduction as provided above are not so reinvested within such 12 month period, such remaining portion shall be applied on the last day of such 12 month period as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 4.02(k).

          (g) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, within 10 days following each date on or after the Initial Borrowing Date upon which Silgan or any of its Subsidiaries receives any cash proceeds from any Recovery Event, an amount equal to 100% of the Net Insurance Proceeds from such Recovery Event shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 4.02(k); provided, however, that so long as no Default or Event of Default then exists and the proceeds from any such Recovery Event do not exceed $125,000,000, such proceeds shall not be required to be so applied on such date to the extent that such proceeds shall be used to replace or restore any properties or assets in respect of which such proceeds were paid (and/or to invest in a then existing manufacturing facility to accommodate for the loss of capacity at the manufacturing facility subject to such Recovery Event) within 12 months following the date of the receipt of such proceeds (or to reimburse Silgan or any such Subsidiary on the date of receipt of such proceeds for amounts theretofore expended by Silgan or such Subsidiary to replace or restore any such properties or assets or to invest in a then existing manufacturing facility, as the case may be), and provided further, that (i) if the amount of such proceeds exceeds $125,000,000, then only the portion of such proceeds in excess of $125,000,000 shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 4.02(k) and
(ii) if all or any portion of such proceeds not required to be so applied as a mandatory repayment and/or commitment reduction as provided above are not so used within 12 months after the date of the receipt of such proceeds, such remaining portion shall be applied on the last day of such 12 month period as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 4.02(k). Notwithstanding anything to the contrary contained above in this Section 4.02(g), so long as no Default or Event of Default then exists which results in the termination of the Total Commitment, any cash proceeds (even if such cash proceeds exceeds $125,000,000) received by CanCo from any Recovery Event in respect of its assets may be reinvested as provided above in this Section 4.02(g) to the extent that CanCo is otherwise required to reinvest all such proceeds by the terms of the applicable Campbell Can Acquisition Documents.

          (h) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, (i) on each date on or after the Initial Borrowing Date upon which Silgan or any of its Subsidiaries receives any cash proceeds from any incurrence by Silgan or any of its Subsidiaries of Indebtedness for borrowed money (other than, except as provided below in this clause (h), Indebtedness for borrowed money permitted to be incurred pursuant to
Section 8.04 as such Section is in effect on the Effective Date) and (ii) on each date on or after the Initial Borrowing Date upon which Silgan receives any cash proceeds from any issuance of Additional Permitted Indebtedness the proceeds of which have not been used to Refinance then outstanding Permitted Subordinated Indebtedness or Additional Permitted Senior Indebtedness, to finance a Permitted Acquisition or to prepay outstanding Revolving Loans and/or Swingline Loans the proceeds of which were used to finance a Permitted Acquisition, in each case an amount equal to 100% of the Net Debt Proceeds of the respective incurrence of Indebtedness shall be applied on such date as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 4.02(k); provided, however, if all or any portion of any Net Debt Proceeds from the issuance of Additional Permitted Indebtedness are to be used to Refinance then outstanding Permitted Subordinated Indebtedness or Additional Permitted Senior Indebtedness as otherwise permitted by this Agreement within 60 days from the date of the issuance thereof, such portion shall not be required to be applied pursuant to Section 4.02(k) on such date (although if all or any portion of such Net Debt Proceeds are not actually used to Refinance outstanding Permitted Subordinated Indebtedness or Additional Permitted Senior Indebtedness within such 60 day period, such remaining portion shall be applied on the last day of such period (or such earlier date, if any, as Silgan determines not to proceed with such Refinancing) as a mandatory repayment and/or commitment reduction in accordance with the requirements of
Section 4.02(k).

          (i) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, (i) on the date on which Silgan or any of its Subsidiaries receives any cash proceeds from the initial sale of accounts receivable pursuant to the Accounts Receivables Facility, 75% of the cash proceeds therefrom (net of underwriting discounts and commissions and other reasonable costs associated therewith) to the extent that such proceeds relate to a fixed amount of funded principal shall be applied on such date as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 4.02(k) and (ii) on each date thereafter on which the fixed amount of funded principal under the Accounts Receivable Facility is increased, 75% of the cash proceeds from such increased amount (net of underwriting discounts and commissions and other reasonable costs associated therewith) shall be applied on each such date as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 4.02(k).

          (j) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date on or after the Initial Borrowing Date upon which Silgan or any of its Subsidiaries receives any cash proceeds from a sale and leaseback transaction for any asset or property of Silgan or any of its Subsidiaries, an amount equal to 75 % of the Net Sale Proceeds therefrom shall be applied on such date as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 4.02(k); provided, however, (x) with respect to the first $20,000,000 in the aggregate of such proceeds in any fiscal year of Silgan, none of such Net Sale Proceeds shall be required to be so applied as provided above so long as no Default or Event of Default then exists and (y) to the extent that any such sale and leaseback transaction (including one that would otherwise be excluded pursuant to preceding clause (x)) constitutes an "Asset Sale" under, and as defined in, the 6-3/4% Senior Subordinated Debenture Indenture or any Additional Permitted Indebtedness Documents, 100% of the Net Sale Proceeds therefrom either shall be applied as a mandatory repayment and/or commitment in accordance with the requirements of Section 4.02(k) and/or reinvested in assets (other than current assets) used or to be used in the businesses of Silgan and its Subsidiaries as are permitted by Section 8.14 within 12 months following the date of such sale and leaseback transaction, and to the extent that all or any portion of such Net Sale Proceeds that have not been applied as a mandatory repayment and/or commitment reduction as provided above are not so reinvested within such 12 month period, such remaining portion shall be applied on the last day of such 12 month period as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 4.02(k).

          (k) Any amount required to be applied pursuant to this Section 4.02(k) shall be applied (i) first, as a mandatory repayment of the then outstanding principal amount of Term Loans, (ii) second, to the extent in excess of the amount required to be applied pursuant to the preceding clause (i), as a mandatory reduction to the Total Incremental Term Loan Commitment for each Tranche of Incremental Term Loans and (iii) third, to the extent in excess of the amount required to be applied pursuant to the preceding clauses (i) and
(ii), as a mandatory reduction to the Total Revolving Loan Commitment. The amount to be applied to repay principal of outstanding Term Loans shall be allocated among each of the Tranches of Term Loans on a pro rata basis, with each Tranche of Term Loans to be allocated its Term Loan Percentage of the amount of such prepayment and with the amount allocated to each such Tranche of Term Loans to be applied (1) first, to reduce the Term Loan Scheduled Repayment of each such Tranche of Term Loans which is due on December 31 of the year in which such repayment is made (it being understood that any mandatory repayments of A Term Loans which are required to be applied pursuant to this Section 4.02(k) in 2005 or 2006 shall be applied to the A Term Loan Scheduled Repayment which is due on December 31, 2007) and (2) second, to the extent in excess thereof, to reduce the then remaining Term Loan Scheduled Repayments of each such of Tranche of Term Loans on a pro rata basis (based upon the then remaining principal amounts of such Term Loan Scheduled Repayments of such Tranche of Term Loans after giving effect to all prior reductions thereto).

          (l) Notwithstanding anything to the contrary contained in this Section
4.02 or elsewhere in this Agreement (including, without limitation, in Section 12.12), at any time that A Term Loans are outstanding, Silgan shall have the option, in its sole discretion, to give the Lenders with outstanding B Term Loans (the "B Lenders") and the Incremental Term Loan Lenders with outstanding Incremental Term Loans the option to waive their pro rata share of a mandatory repayment of B Term Loans and Incremental Term Loans which is to be made pursuant to Section 4.02(e), (f), (g), (h), (i) and/or (j) (each such repayment, a "Waivable Mandatory Repayment") upon the terms and provisions set forth in this Section 4.02(l). If Silgan elects to exercise the option referred to in the immediately preceding sentence, Silgan shall give to the Administrative Agent written notice at the applicable Notice Office of Silgan's intention to give the B Lenders and Incremental Term Loan Lenders the right to waive a Waivable
Mandatory Repayment (including in such notice, the aggregate amount of such proposed repayment) at least five Business Days prior to the date of the proposed repayment, which notice the Administrative Agent shall promptly forward to all B Lenders and Incremental Term Loan Lenders (indicating in such notice the amount of such repayment to be applied to each such Lender's outstanding B Term Loans and Incremental Term Loans). Silgan's offer to permit the B Lenders and Incremental Term Loan Lenders to waive any such Waivable Mandatory Repayment may apply to all or part of such repayment, provided that any offer to waive part of such repayment must be made ratably to the B Lenders and Incremental Term Loan Lenders on the basis of their outstanding B Term Loans and Incremental Term Loans (for this purpose, using the Dollar Equivalent with respect to any Alternate Currency Incremental Term Loans). In the event that any such B Lender or Incremental Term Loan Lender desires to waive its pro rata share of such Lender's right to receive any such Waivable Mandatory Repayment in whole or in part, such Lender shall so advise the Administrative Agent no later than 4:00 P.M. (Local Time) on the date which is two Business Days after the date of such notice from the Administrative Agent, which notice shall also include the amount such Lender desires to receive in respect of such repayment. If any B Lender or Incremental Term Loan Lender does not reply to the Administrative Agent within the two Business Days, such Lender will be deemed not to have waived any part of such repayment. If any B Lender or Incremental Term Loan Lender does not specify an amount it wishes to receive, such Lender will be deemed to have accepted 100% of its share of such repayment. In the event that any such B Lender or Incremental Term Loan Lender waives all or part of its share of any such Waivable Mandatory Repayment, the Administrative Agent shall apply 100% of the amount so waived by such Lender to the outstanding A Term Loans in accordance with Section 4.02(k).

          (m) With respect to each repayment of any Tranche of Loans required by this Section 4.02, the respective Borrower may designate the Types of Loans which are to be repaid of such Tranche and, in the case of Euro Rate Loans, the specific Borrowing or Borrowings pursuant to which such Euro Rate Loans were made, provided that: (i) repayments of Euro Rate Loans made pursuant to this
Section 4.02 may only be made on the last day of an Interest Period applicable thereto unless all such Euro Rate Loans of the respective Tranche with Interest Periods ending on such date of required repayment and all Base Rate Loans of the respective Tranche have been paid in full; (ii) if any repayment of Euro Rate Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, (x) in the case of Eurodollar Loans, such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans, and (y) in the case of Alternate Currency Loans of a given Tranche, the respective Borrower shall cooperate with the Administrative Agent in selecting Interest Periods at the end of the then current Interest
Period or Interest Periods so as to align such Borrowing with the Interest Periods applicable to one or more other Borrowings of Alternate Currency Loans of such Tranche; and (iii) each repayment of any Tranche of Loans shall be applied pro rata among the Lenders with outstanding Loans of such Tranche. In the absence of a designation by the respective Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion.

          (n) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, (i) all then outstanding Loans of a respective Tranche shall be repaid in full on the respective Maturity Date for such Tranche of Loans, (ii) in the event that any Revolving Borrower is sold pursuant to the terms of this Agreement, all Revolving Loans and Swingline Loans incurred by such Revolving Borrower and outstanding at such time shall be repaid in full at the time of such sale and all Letters of Credit issued for the account of such

Revolving Borrower and outstanding at such time shall be cash collateralized in the Cash Collateral Account in a manner reasonably satisfactory to the Administrative Agent, and (iii) in the event that any Incremental Term Loan Borrower is sold pursuant to this Agreement, all Incremental Term Loans incurred by such Incremental Term Loan Borrower and outstanding at such time shall be repaid in full at the time of such sale.

          (o) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, upon any receipt by CanCo of any cash capital contribution only pursuant to (and only to the extent required by)
Section 7.12, an amount equal to 100% of such cash capital contribution shall be applied as a mandatory repayment of principal of outstanding Swingline Loans and, if no Swingline Loans are or remain outstanding, Revolving Loans, in each case made to CanCo.

          (p) So long as the CanCo Restrictions are in effect and in addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, CanCo shall be required to repay outstanding Swingline Loans and, if no Swingline Loans are or remain outstanding, Revolving Loans, in each case made to it with 100% the Net Sale Proceeds from any Asset Sale made by CanCo or any of its Subsidiaries to the extent that such Net Sale Proceeds are not reinvested by CanCo or any of its Subsidiaries as permitted by Section 4.02(f).

          (q) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, in the event that Campbell Soup or a Subsidiary thereof purchases all of the capital stock or all or substantially all of the assets of CanCo, whether pursuant to the terms of the Campbell Can Acquisition Documents or otherwise, all then outstanding Revolving Loans and Swingline Loans made to CanCo shall have been (or shall concurrently be) repaid in full at such time and all Letters of Credit issued for the account of CanCo shall have been (or shall concurrently be) cash collateralized in a manner satisfactory to the Administrative Agent.

          (r) For purposes of making calculations pursuant to this Section 4.02, the Administrative Agent shall be entitled to use the Dollar Equivalent of any such amounts stated in a currency other than Dollars.

          4.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement and under any Note shall be made to the Administrative Agent for the account of the Lender or Lenders entitled thereto not later than 12:00 Noon (Local Time) on the date when due and shall be made in immediately available funds at the applicable Payment Office in
(x) Dollars if such payment is made in respect of (i) principal of or interest on Dollar Loans owing by any Borrower or any increased costs or similar obligations owing by any Borrower in respect of Dollar Loans or (ii) except as provided in following clause (y), any other Obligation of any Borrower under this Agreement or under any Note issued by such Borrower (calculated, in the case of Letter of Credit Fees and Facing Fees owing with respect to Primary Alternate Currency Letters of Credit, using the Dollar Equivalent thereof) and
(y) in the applicable  Alternate  Currency if such payment is made in respect of
(i) principal of or interest on Alternate Currency Loans or Commitments in respect thereof, (ii) Unpaid Drawings on Primary Alternate Currency Letters of Credit or (iii) any increased costs, indemnities or other amounts owing with respect to Alternate Currency Loans or Commitments in respect thereof; provided that, from and after any Sharing Event, all payments of principal, interest and fees in respect of any outstanding Alternate Currency Loans, and all Unpaid Drawings in respect of Primary Alternate Currency Letters of Credit, in each case, shall be made in Dollars as provided in Section 1.16. Any payments under this Agreement or under any Note which are made later than 12:00 Noon (Local Time) on any Business Day shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

          4.04 Net Payments. (a) All payments made by each Borrower hereunder and under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 4.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Lender and, in the case of a Lender that is a flow-through entity for U.S. federal income tax purposes, the relevant member or partner of such Lender pursuant to the laws of the jurisdiction in which it or, in the case of a Lender that is a flow-through entity for U.S. federal income tax purposes, the relevant member or partner of such Lender is organized or in which the principal office or applicable lending office of such Lender or, in the case of a Lender that is a flow-through entity for U.S. federal income tax purposes, the relevant member or partner of such Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (collectively, "Taxes"). If any Taxes are so levied or imposed, such Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement and under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, then such Borrower agrees to reimburse each Lender, upon the written request of such Lender, for taxes imposed on or measured by the net income or net profits of such Lender or, in the case of a Lender that is a flow-through entity for U.S. federal income tax purposes, the relevant member or partner of such Lender pursuant to the laws of the jurisdiction in which it or, in the case of a Lender that is a flow-through entity for U.S. federal income tax purposes, the relevant member or partner of such Lender is organized or in which the principal office or applicable lending office of such Lender or, in the case of a Lender that is a flow-through entity for U.S. federal income tax purposes, the relevant member or partner of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction and for any withholding of income or similar taxes imposed by any such jurisdiction as such Lender or, in the case of a Lender that is a flow-through entity for U.S. federal income tax purposes, the relevant member or partner of such Lender shall determine are payable by, or withheld from, such Lender or, in the case of a Lender that is a flow-through entity for U.S. federal income tax purposes, the relevant member or partner of such Lender in respect of such amounts so paid to or on behalf of such Lender or, in the case of a Lender that is a flow-through entity for U.S. federal income tax purposes, the relevant member or partner of such Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender or, in the case of a Lender that is a flow-through entity for U.S. federal income tax purposes, the relevant member or partner of such Lender pursuant to this sentence.

Each Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by such Borrower (or if such receipts are unavailable, such other evidence reasonably satisfactory to the Administrative Agent). Each Borrower agrees to indemnify and hold harmless each Lender, and to reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender or, in the case of a Lender that is a flow-through entity for U.S. federal income tax purposes, the relevant member or partner of such Lender.

          (b) Each Lender that is lending to a US Borrower and is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes agrees to deliver to each such US Borrower and the Administrative Agent on or prior to the Relevant Effective Date, or in the case of (x) a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13 or 12.04 (unless the respective Lender was already a Lender to a US Borrower hereunder immediately prior to such assignment or transfer) or (y) an Eligible Transferee that becomes a Lender pursuant to
Section 1.14 or 1.15, on the date of such assignment or transfer or on the date such Eligible Transferee becomes a Lender hereunder, as the case may be, (i) two accurate and complete original signed copies of Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) (or successor forms) certifying to such Lender's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments to be made by such US Borrower under this Agreement and under any Note or (ii) if the Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form W-8ECI or W-8BEN (with respect to a complete exemption under an income tax treaty) (or successor forms) pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit D (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN (with respect to the portfolio interest exemption) (or successor form) certifying to such Lender's entitlement as of such date to a complete exemption from U.S. withholding tax with respect to payments of interest to be made by such US Borrower under this Agreement and under any Note or (iii) in the case of a Lender that is a flow-through entity for U.S. federal income tax purposes, two accurate and complete signed copies of Internal Revenue Service Form W-8IMY (and all necessary attachments) establishing a complete exemption from United States withholding tax with respect to payments made to the Lender under this Agreement or under any Note. In addition, each Lender that is lending to a US Borrower agrees that from time to time after the Relevant Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, such Lender will deliver to each such US Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form W-8ECI, Form W-8BEN (with respect to the benefits of any income tax treaty), or Form W-8BEN (with respect to the portfolio interest exemption) and a Section 4.04(b)(ii) Certificate or Form W-8IMY (with respect to a flow-through entity), as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments by such US Borrower under this Agreement and under any Note, or it shall immediately notify each such US Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate in which case such Lender shall not be required to deliver any such Form or Certificate pursuant to this Section 4.04(b).

Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to Section 12.04(b) and the immediately succeeding sentence, (x) each US Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, Fees or other amounts payable hereunder for the account of any Lender that is lending to such US Borrower and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to such US Borrower, the U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) no US Borrower shall be obligated pursuant to Section 4.04(a) to gross-up payments to be made to a Lender in respect of income or similar taxes imposed by the United States if (I) such Lender has not provided to such US Borrower the Internal Revenue Service Forms required to be provided to such US Borrower pursuant to this Section 4.04(b) or (II) in the case of a payment by such US Borrower, other than interest, to a Lender described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence and except as set forth in
Section 12.04(b), the respective US Borrower or US Borrowers agree to indemnify each Lender in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes that are effective after the Relevant Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes.

          Section 5. Conditions Precedent.


          5.01 Conditions to Loans on the Initial Borrowing Date. The obligation of each Lender to make Loans, and the obligation of each Issuing Lender to issue Letters of Credit, in each case on the Initial Borrowing Date is subject at the time of the making of such Loans or the issuance of such Letters of Credit to the satisfaction of the following conditions:

          (a) Execution of Agreement; Notes. On or prior to the Initial Borrowing Date, (i) the Effective Date shall have occurred and (ii) there shall have been delivered to the Administrative Agent for the account of each of the Lenders that has requested same the appropriate A Term Note, B Term Note and/or Revolving Note executed by the appropriate Borrower, and to the Swingline Lender to the extent requested by it the appropriate Swingline Notes executed by the appropriate Borrower, in each case in the amount, maturity and as otherwise provided herein.

          (b) Officer's Certificate. On the Initial Borrowing Date, the Administrative Agent shall have received a certificate dated the Initial Borrowing Date signed by the president or any vice president of Silgan certifying that all of the applicable conditions in Sections 5.01(f), (j),
     (k) and (l) and 5.02 have been satisfied on such date.

          (c) Opinions of Counsel. On the Initial Borrowing Date, the Administrative Agent shall have received (i) from Frank Hogan, Esq., General Counsel to Silgan, an opinion addressed to the Administrative Agent and each of the Lenders and dated the Initial Borrowing Date covering the matters set forth in Exhibit E-1 and such other matters incident to the transactions contemplated herein as the Agents may reasonably request, and (ii) from Bryan Cave LLP, counsel to the Borrowers, an opinion addressed to the Administrative Agent and each of the Lenders and dated the Initial Borrowing Date covering the matters set forth in Exhibit E-2 and such other matters incident to the transactions contemplated herein as the Agents may reasonably request.

          (d) Corporate Documents; Proceedings. (i) On the Initial Borrowing Date, the Administrative Agent shall have received a certificate, dated the Initial Borrowing Date, signed by the president or any vice president of each Credit Party, and attested to by the secretary or any assistant secretary of such Credit Party, in the form of Exhibit F with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws (or equivalent organizational documents) of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and the foregoing shall be reasonably acceptable to the Agents.

          (ii) All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Credit Documents shall be reasonably satisfactory in form and substance to the Agents and the Required Lenders, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams, if any, which the Agents reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

          (e) Certain Debt Agreements; Tax Sharing Agreement; Campbell Can Acquisition Documents. On the Initial Borrowing Date, there shall have been delivered to the Administrative Agent true and correct copies, certified as true and complete by an appropriate officer of Silgan, of (i) the 6-3/4% Senior Subordinated Debenture Indenture (together with all amendments thereto), (ii) the Tax Sharing Agreement (together with all amendments thereto) and (iii) all Campbell Can Acquisition Documents (together with all amendments thereto) (other than the Campbell Can Supply Agreement).

          (f) Repayment and Termination of Commitments under the Existing Credit Agreement. On the Initial Borrowing Date and concurrently with the incurrence of Term Loans and Revolving Loans on such date, the total commitments (and all security interests) under the Existing Credit Agreement shall have been terminated, and all loans thereunder shall have been repaid in cash in full, together with all accrued interest and fees thereon, all letters of credit (other than the Existing Letters of Credit, if any) issued thereunder shall have been terminated, and all other amounts owing pursuant to the Existing Credit Agreement shall have been repaid in full. The Administrative Agent shall have received evidence in form, scope and substance reasonably satisfactory to it that the matters set forth in this Section 5.01(f) have been satisfied on such date.

          (g) US Borrowers/Subsidiaries Guaranty. On the Initial Borrowing Date, each US Credit Party (other than CanCo) shall have duly authorized, executed and delivered the US Borrowers/Subsidiaries Guaranty in the form of Exhibit G (as modified, supplemented or amended from time to time, the "US Borrowers/Subsidiaries Guaranty"), and the US Borrowers/Subsidiaries Guaranty shall be in full force and effect.

          (h) US Pledge Agreement. On the Initial Borrowing Date, each US Credit Party shall have duly authorized, executed and delivered the US Pledge Agreement in the form of Exhibit H (as modified, supplemented or amended from time to time, the "US Pledge Agreement") and shall have delivered to the Collateral Agent, as pledgee thereunder, all of the Certificated Securities, if any, referred to (and as defined) therein and owned by such US Credit Party (other than any Certificated Securities with respect to Silgan's Foreign Subsidiaries organized under the laws of Mexico so long as same are in the process of being dissolved), (x) endorsed in blank in the case of promissory notes constituting Certificated Securities and (y) together with executed and undated stock powers in the case of capital stock constituting Certificated Securities, and the US Pledge Agreement shall be in full force and effect.

          (i) US Security Agreement. On the Initial Borrowing Date, each US Credit Party shall have duly authorized, executed and delivered the US Security Agreement in the form of Exhibit I (as modified, supplemented or amended from time to time the "US Security Agreement") covering all of such US Credit Party's present and future US Security Agreement Collateral, together with:

               (1) proper Financing Statements (Form UCC-1 or the appropriate equivalent) for filing under the UCC of each jurisdiction as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the US Security Agreement;

               (2) certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, listing all effective Financing Statements that name any US Credit Party or Silgan Lodi as debtor and that are filed in the jurisdictions referred to in clause (1) above, together with copies of such other Financing Statements filed in any other jurisdiction that name any US Credit Party or Silgan Lodi as debtor (none of which shall cover the US Security Agreement Collateral except to the extent evidencing Permitted Liens); and

               (3) evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect and protect the security interests purported to be created by the US Security Agreement have been taken;

and the US Security Agreement shall be in full force and effect.

          (j) Adverse Change, etc. (i) Since December 31, 2004, nothing shall have occurred (and neither any Agent nor the Lenders shall have become aware of any facts or conditions not previously known) which any Agent or the Required Lenders shall determine has had, or could reasonably be expected to have, (i) a material adverse effect on (x) the rights or remedies of the Administrative Agent or the Lenders hereunder or under the other Credit Documents or (y) the ability of any Credit Party to perform its obligations to the Administrative Agent or the Lenders hereunder or under the other Credit Documents or (ii) a Material Adverse Effect.

          (ii)  On or  prior  to  the  Initial  Borrowing  Date,  all  necessary governmental (domestic and foreign) and material third party approvals and/or consents in connection with the transactions contemplated by the Credit Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the transactions contemplated by the Credit Documents and otherwise referred to herein or therein. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the consummation of the transactions contemplated by the Credit Documents, the making of the Loans or issuance of any Letters of Credit.

          (iii) No consents or approvals shall be required to be obtained by Silgan from the holders of the 6-3/4% Senior Subordinated Debentures in connection with the entering into of this Agreement or any of the other documents referred herein (including, without limitation, any of the Security Documents) and the incurrence of all Loans hereunder. The full amount of the Loans may be incurred under the 6-3/4% Senior Subordinated Debenture Indenture and all Obligations incurred hereunder and under the other Credit Documents constitute "Senior Indebtedness" and "Designated Senior Indebtedness" for purposes of the 6-3/4% Senior Subordinated Debenture Indenture. The Administrative Agent shall have received evidence (including appropriate legal opinions and a certificate of the chief financial officer or treasurer of Silgan) in form, scope and substance reasonably satisfactory to it that the matters set forth in this clause
     (iii) have been satisfied.

          (k) Litigation. On the Initial Borrowing Date, no litigation by any entity (private or governmental) shall be pending or threatened with respect to this Agreement or any documentation executed in connection herewith or the transactions contemplated hereby or which any Agent or the Required Lenders shall determine could reasonably be expected to have a Material Adverse Effect.

          (l) Fees, etc. On the Initial Borrowing Date, each Borrower shall have paid to each Agent, each Joint Lead Arranger and the Lenders all costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) payable to each Joint Lead Arranger, each Agent and the Lenders to the extent then due.

          (m) Financial Projections; Pro Forma Balance Sheet. On or prior to the Initial Borrowing Date, there shall have been delivered to the Administrative Agent (i) detailed projected financial statements for Silgan and its Subsidiaries for the period through December 31, 2012 (the "Projections"), which Projections shall reflect the forecasted financial condition and results of operations of Silgan and its Subsidiaries after giving effect to the transactions contemplated hereby and (ii) a pro forma consolidated balance sheet as of March 31, 2005 of Silgan and its Subsidiaries after giving effect to the transactions contemplated hereby, which Projections and balance sheet shall be in form and substance reasonably satisfactory to the Agents and the Required Lenders. On the Initial Borrowing Date, each Borrower believes that the Projections were prepared in good faith based upon reasonable assumptions, it being recognized, however, that projections as to future events are not to be viewed as facts and that actual results during the period or periods covered thereby may differ from the projected results and that the differences may be material.

          (n) Insurance. On the Initial Borrowing Date, Silgan shall have delivered to the Administrative Agent certificates from the respective insurer with respect to each insurance policy listed in Schedule III, which certificates shall name the Collateral Agent as an additional insured and/or loss payee and shall state that such insurance shall not be cancelled without at least 30 days' prior written notice by the respective insurer to the Collateral Agent.

          5.02 Conditions to All Credit Events. The obligation of each Lender to make any Loans (including, without limitation, Loans made on the Initial Borrowing Date), and of each Issuing Lender to issue any Letters of Credit, is subject at the time of each such Credit Event, to the satisfaction of the following conditions:

          (a) No Default. At the time of each such Credit Event and also immediately after giving effect thereto, there shall exist no Default or Event of Default.

          (b) Representations and Warranties. At the time of each such Credit Event and also immediately after giving effect thereto, all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

          (c) Notice of Borrowing; Letter of Credit Request. Prior to the making of any Loan (other than a Swingline Loan or a Revolving Loan made pursuant to a Mandatory Borrowing), the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 1.03(a). Prior to the making of any Swingline Loan, the Swingline Lender shall have received the notice required by Section 1.03(b)(i). Prior to the issuance of any Letter of Credit (other than the Existing Letters of Credit), the Administrative Agent and the respective Issuing Lender shall have received a Letter of Credit request meeting the requirements of Section 2.03.

          5.03 No Excess Cash. The obligation of each Revolving Lender to make Revolving Loans (other than pursuant to a Mandatory Borrowing) and the obligation of the Swingline Lender to make Swingline Loans, in each case shall be subject to the satisfaction of the condition that at the time of each such Credit Event and immediately after giving effect thereto, the sum of (i) the aggregate amount of all cash and Cash Equivalents held by Silgan and its Domestic Subsidiaries at such time plus (ii) the Foreign Intercompany Loan Amount at such time (in each case after giving effect to the incurrence of such Credit Event and the application of proceeds therefrom and any other cash or Cash Equivalents on hand (to the extent such proceeds and/or other cash or Cash Equivalents are actually utilized by Silgan and/or any Subsidiary of Silgan on the respective date of incurrence of the respective Credit Event for a permitted purpose other than an investment in Cash Equivalents)) shall not exceed $150,000,000.

          5.04 Additional Revolving Borrowers; Foreign Borrowers; etc. (a) At any time that Silgan desires that an additional Wholly-Owned Domestic Subsidiary of Silgan become a Revolving Borrower hereunder, such Revolving Borrower shall satisfy the following conditions at the time it becomes a Revolving Borrower:

          (i) the consent of the Administrative Agent shall have been obtained (which consent shall not be unreasonably withheld or delayed);

          (ii) to the extent requested by any Lender or the Swingline Lender, such Revolving Borrower shall have executed and delivered Revolving Notes and Swingline Notes satisfying the conditions set forth in Section 1.05;

          (iii) such Revolving Borrower shall have executed and delivered an Election to Become a Revolving Borrower in the form of Exhibit J-1, which shall be in full force and effect; and

          (iv) to the extent any of the documents, writings, records, instruments, consents and opinions that would have been required by Sections 5.01(c) and (d) if such Revolving Borrower had been subject thereto on the Initial Borrowing Date had not been heretofore delivered, such items shall have been delivered to, and shall be reasonably satisfactory to, the Administrative Agent.

          (b) At any time that Silgan desires that a Wholly-Owned Foreign Subsidiary of Silgan become a Foreign Revolving Borrower or a Foreign Incremental Term Loan Borrower hereunder, such Wholly-Owned Foreign Subsidiary shall satisfy the following conditions at the time it becomes a Foreign Revolving Borrower or a Foreign Incremental Term Loan Borrower, as the case may be:

          (i) (x) the consent of the Administrative Agent shall have been obtained (which consent shall not be unreasonably withheld or delayed) and
     (y) in the case of a Foreign Revolving Borrower, each Revolving Lender at that time shall be permitted by, and shall have theretofore received all required governmental approvals and licenses under, applicable law to be able to make loans to Persons organized under (or domiciled in) the jurisdiction of organization (or the domicile, as the case may be) of such proposed Foreign Revolving Borrower;

          (ii) to the extent requested by any Lender or the Swingline Lender (as applicable), such Foreign Borrower shall have executed and delivered Incremental Term Notes, Revolving Notes and/or Swingline Notes satisfying the applicable conditions set forth in Section 1.05;

          (iii) such Foreign Borrower shall have executed and delivered an Election to Become a Foreign Borrower in the form of Exhibit J-2, which shall be in full force and effect;

          (iv) to the extent any of the documents, writings, records, instruments, consents and opinions that would have been required by Sections 5.01(c) and (d) if such Foreign Borrower had been subject thereto on the Initial Borrowing Date had not been heretofore delivered, such items shall have been delivered to, and shall be reasonably satisfactory to, the Administrative Agent;

          (v) if and to the extent permitted by applicable law (after complying with any "whitewash" and other applicable proceedings), all Obligations of such Foreign Borrower under the Credit Documents shall be guaranteed, pursuant to a guaranty reasonably satisfactory in form and substance to the Administrative Agent (each a "Related Foreign Company Guaranty"), by each member of the Related Foreign Company Group of such Foreign Borrower (each such member providing such guaranty, a "Related Foreign Company Guarantor") as well as by any other existing Foreign Credit Party (subject to such exceptions as may be reasonably acceptable to the Administrative Agent); and

          (vi) if and to the extent permitted by applicable law (after complying with any "whitewash" and other applicable proceedings), all Obligations of such Foreign Borrower under the Credit Documents and all Obligations of the Related Foreign Company Guarantors, as well as all other Foreign Credit Parties, under the Related Foreign Company Guarantees shall be secured, pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent (the "Foreign Security Documents"), by a first priority perfected security interest in the assets of such Person (including, without limitation, personal property (whether tangible or intangible) and capital stock and other equity interests), in each case subject to such exceptions as may be reasonably acceptable to the Administrative Agent (including an exception for real estate); provided, however, except as may be provided in the respective Foreign Security
     Documents with respect to the exercise of remedies, no filings shall be required with respect to intellectual property in the United States Patent and Trademark Office, the United States Copyright Office or any similar office in any foreign country.

Notwithstanding the foregoing, no Wholly-Owned Subsidiary of Silgan organized under the laws of Canada (or any province thereof) may become a Foreign Borrower pursuant to this Section 5.04(b). Upon Silgan's written request to the Administrative Agent to add a Wholly-Owned Foreign Subsidiary of Silgan as a Foreign Revolving Borrower as provided above, (i) the Administrative Agent shall promptly deliver a copy of such request to each Revolving Lender and (ii) promptly after such Revolving Lender's receipt of such request, such Revolving Lender will notify the Administrative Agent and Silgan in writing as to whether or not such Revolving Lender is permitted to make loans to Persons organized under (or domiciled in) the jurisdiction of organization (or the domicile, as the case may be) of such proposed Foreign Revolving Borrower (it being understood that (x) to the extent any Revolving Lender notifies the Administrative Agent and Silgan that such Revolving Lender is not permitted to make such loans, the proposed Foreign Revolving Borrower may not be added as a Foreign Revolving Borrower hereunder until such time as all Revolving Lenders are permitted to make such loans to the proposed Foreign Revolving Borrower and (y) any Revolving Lender who does not so respond to the Administrative Agent and Silgan shall be deemed to not have the necessary approvals and/or licenses required under Section 5.04(b)(i)(y)).

          5.05 Incremental Term Loans;  Incremental  Revolving Loan Commitments.
(a) Prior to the incurrence of any Incremental Term Loans, Silgan shall have satisfied (or caused to be satisfied) all of the applicable conditions set forth in Section 1.14.

          (b)  Prior  to  the  obtaining  of  any  Incremental   Revolving  Loan
Commitments, Silgan shall have satisfied (or caused to be satisfied) all of the applicable conditions set forth in Section 1.15.

          The acceptance of the benefits of each Credit Event (and the occurrence of the Initial Borrowing Date) shall constitute a representation and warranty by each of the Borrowers to the Administrative Agent and each of the Lenders that all the applicable conditions specified in this Section 5 with respect to such Credit Event are satisfied as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in this
Section 5, unless otherwise specified, shall be delivered to the Administrative Agent at the applicable Notice Office for the account of each of the Lenders and, except for the Notes, in sufficient counterparts in the case of Credit Documents or copies for each of the Lenders and shall be reasonably satisfactory in form and substance to the Required Lenders.

          Section 6. Representations Warranties and Agreements. In order to induce the Lenders to enter into this Agreement and to make the Loans and issue or participate in Letters of Credit, each of the Borrowers makes the following representations, warranties and agreements as to itself and its Subsidiaries, in each case after giving effect to the transactions to occur on the Initial
Borrowing Date, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and the issuance of the Letters of Credit, with the occurrence of each Credit Event on and after the Initial Borrowing Date being deemed to constitute a representation and warranty that the matters specified in this Section 6 are true and correct in all material respects on and as of the Initial Borrowing Date and on the date of each such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date):

          6.01 Organizational Status. Each Credit Party and each of its Subsidiaries (i) is a duly organized and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate, partnership or limited liability company, as the case may be, power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified as a foreign corporation, partnership or limited liability company, as the case may be, and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except in those jurisdictions where the failure to be so qualified could not reasonably be expected to, either individually or in the aggregate, have a Material Adverse Effect.

          6.02  Power  and  Authority.  Each  Credit  Party  has the  corporate, partnership or limited liability company, as the case may be, power and authority to execute, deliver and carry out the terms and provisions of each of the Credit Documents to which it is party and has taken all necessary corporate, partnership or limited liability company, as the case may be, action to authorize the execution, delivery and performance by it of each of such Credit Documents. Each Credit Party has duly executed and delivered each of the Credit Documents to which it is party and each of such Credit Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          6.03 No Violation. Neither the execution, delivery or performance by any Credit Party of any Credit Document to which it is a party, nor compliance by it with any of the terms and provisions thereof, (i) will contravene any applicable provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of such Credit Party or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or instrument to which such Credit Party or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation or by-laws (or equivalent organizational documents) of such Credit Party or any of its Subsidiaries.

          6.04 Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made and except for any filings of financing statements and other documents required by the Security Documents, all of which have been (or, as and to the extent set forth in Section 6.05, will be) made), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document or (ii) the legality, validity, binding effect or enforceability of any such Credit Document (it being understood and agreed that the representation and warranty made under this Section 6.04 with respect to the pledge of the equity interests of a Foreign Subsidiary of Silgan pursuant to a US Security Document is limited to those orders, consents, approvals, licenses, authorization, validations, filings, recordings, registrations or exemptions that may be required under the laws of the United States or any State thereof).

          6.05 Security Documents. (a) The security interests created in favor of the Collateral Agent for the benefit of the Secured Creditors under the US Pledge Agreement constitute first priority perfected security interests in the US Pledge Agreement Collateral referred to therein to the extent that the laws of the United States or any State thereof govern the creation and perfection of any such security interests, and such US Pledge Agreement Collateral is subject to no Lien of any other Person. No consents, filings or recordings are required under the laws of the United States or any State thereof in order to perfect, and/or maintain the perfection and priority of, the security interests purported to be created by the US Pledge Agreement.

          (b) The US Security Agreement creates, in favor of the Collateral Agent for the benefit of the Secured Creditors, a valid and enforceable security interest in and Lien on all of the US Security Agreement Collateral referred to therein, and, upon the proper filing of UCC financing statements and/or the Collateral Agent obtaining "control" (within the meaning of the UCC) of certain US Security Agreement Collateral (which (x) filings shall have been made within ten days after the Initial Borrowing Date or, if later, within ten days after a US Credit Party becomes a party to the US Security Agreement or (y) control shall have been obtained as, and to the extent, required by the US Security Agreement), the Collateral Agent for the benefit of the Secured Creditors will have a fully perfected security interest in and Lien on all the respective US Credit Parties' right, title and interest in all of such US Security Agreement Collateral (other than in any commercial tort claims not listed on Annex H to the US Security Agreement or any supplement thereto delivered pursuant to the US Security Agreement) to the extent that such security interests may be perfected by the filing of UCC financing statements or by the Collateral Agent having "control", superior to and prior to the rights and Liens (other than Permitted Liens) of all third Persons and subject to no other Liens other than Permitted Liens. Except as have been obtained or made and except for the filing of the UCC financing statements described above in this Section 6.05(b), no consents, filings or recordings are required to maintain the perfection and priority of the security interests purported to be created by the US Security Agreement (other than in any commercial tort claims not listed on Annex H to the US Security Agreement or any supplement thereto delivered pursuant to the US
Security Agreement). At the time of the granting of any security interests pursuant to the US Security Agreement, the respective US Credit Party thereunder shall have good and marketable title to all US Security Agreement Collateral referred to therein free and clear of all Liens except those described above in this Section 6.05.

          (c) The Foreign Security Documents, after the execution and delivery thereof, will create in favor of the Collateral Agent for the benefit of the respective Secured Creditors, a valid and enforceable perfected security interest in and Lien on all of the Foreign Collateral specified therein, superior to and prior to the rights and Liens of all third Persons (other than Permitted Liens) and subject to no other Liens other than Permitted Liens. The respective Foreign Credit Party will have good and marketable title to, or a valid Leasehold interest in, as applicable, the respective Foreign Collateral, free and clear of all Liens, except those described in the preceding sentence.

          (d) The Additional Security Documents, after the execution and delivery thereof, will create, in favor of the Collateral Agent for the benefit of the Secured Creditors referred to therein, a valid and enforceable perfected security interest in and Lien on all of the Additional Collateral covered thereby, superior to and prior to the rights and Liens of all third Persons (other than Permitted Liens) and subject to no other Liens other than Permitted Liens. The respective Credit Party will have good and marketable title to, or a valid Leasehold interest in, as applicable, the respective Additional Collateral, free and clear of all Liens, except those described in the preceding sentence.

          6.06 Insurance. Schedule III sets forth, as of the Initial Borrowing Date, a listing of all insurance maintained by each of the Borrowers and its Subsidiaries, with the amounts insured set forth therein.

          6.07 Financial Statements; Financial Condition; etc. (a) The statements of consolidated and consolidating financial condition of Silgan and its Subsidiaries at December 31, 2004 and March 31, 2005 and the related consolidated and consolidating statements of income and cash flow of Silgan and its Subsidiaries for the fiscal year and three-month period ended on such date, as the case may be (which (x) in the case of the financial statements for the fiscal year ended on December 31, 2004, have been certified by Ernst & Young LLP and (y) in the case of all such financial statements, have heretofore been furnished to the Lenders), present fairly the consolidated financial position of Silgan and its Subsidiaries at the date of such statements and for the periods covered thereby and have been prepared in accordance with accounting principles generally accepted in the United States and practices consistently applied subject, in the case of the consolidated financial statements of Silgan for its fiscal quarter ended March 31, 2005, to normal year-end audit adjustments (all of which are of a recurring nature and none of which, individually or in the aggregate, would be material) and the absence of footnotes. Since December 31, 2004, nothing has occurred that has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

          (b) On the Initial Borrowing Date and after giving effect to the transactions and financings contemplated hereby, (i) the sum of the assets of each of Silgan and its Subsidiaries (taken as a whole) and each Borrower (on a stand alone basis), at a fair valuation, will exceed its respective liabilities, including contingent liabilities, (ii) each of Silgan and its Subsidiaries (taken as a whole) and each Borrower (on a stand alone basis) will have sufficient capital with which to conduct its respective businesses and (iii) each of Silgan and its Subsidiaries (taken as a whole) and each Borrower (on a stand alone basis) will not have incurred debts, and does not intend to incur debts, beyond its ability to pay such debts as they mature. For purposes of this
Section 6.07(b), "debt" means any liability on a claim, and "claim" means (x) any right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (y) any right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

          (c) Except as fully disclosed in the financial statements delivered pursuant to clause (ii) of the first sentence of Section 5.01(m) and pursuant to
Section 6.07(a), there were as of the Initial Borrowing Date no liabilities or obligations with respect to Silgan or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due), which, either individually or in the aggregate, would be material to Silgan and its Subsidiaries taken as a whole. As of the Initial Borrowing Date, each Borrower knows of no Material Loss Contingency (as defined in Statements of Financial Accounting Standards No. 5) as to Silgan and its Subsidiaries taken as a whole.

          6.08 Litigation. There are no actions, suits, investigations or proceedings pending or, to the best of the knowledge of any Borrower, threatened
(i) with respect to any

Credit Document or (ii) that are reasonably likely to have, either individually or in the aggregate, a Material Adverse Effect.

          6.09 True and Complete Disclosure. To the best of each Borrower's knowledge after due inquiry, this Agreement and all other written information furnished to the Lenders by or on behalf of the Borrowers in connection herewith (other than the Projections) did not taken as a whole contain any untrue statement of material fact or omit to state a material fact necessary in order to make the information contained herein and therein not misleading.

          6.10 Use of Proceeds; Margin Regulations. (a) All proceeds of the A Term Loans and B Term Loans shall be used (i) to finance the repayment of amounts owing pursuant to the Existing Credit Agreement and (ii) to pay the fees and expenses incurred in connection with the transactions contemplated hereby. All proceeds of Incremental Term Loans incurred by Silgan and each other Incremental Term Loan Borrower shall be used for working capital and other general corporate purposes (including, without limitation, (i) to finance Permitted Acquisitions (and to pay the fees and expenses related thereto) and to refinance any Indebtedness assumed as part of any such Permitted Acquisitions (and to pay all accrued and unpaid interest thereon, any prepayment premium associated therewith and the fees and expenses related thereto)), (ii) to finance Permitted Debt Repurchases (and to pay all accrued and unpaid interest thereon, any prepayment premium associated therewith and the fees and expenses related thereto) and (iii) to prepay outstanding Revolving Loans and/or Swingline Loans).

          (b) The proceeds of all Revolving Loans and Swingline Loans incurred by each Revolving Borrower shall be utilized (i) (x) to finance the repayment of amounts owing pursuant to the Existing Credit Agreement and (y) to pay the fees and expenses incurred in connection with the transactions contemplated hereby and (ii) for such Revolving Borrower's general corporate and working capital purposes and for the general corporate and working capital purposes of its respective Subsidiaries, including the payment of Dividends, the repayment of certain Indebtedness, the financing of Permitted Acquisitions and the making of Investments, in each case to the extent and for the purposes permitted herein.

          (c) No part of any Credit Event (or the proceeds thereof) will be used by any Borrower or any Subsidiary thereof to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock except to the extent permitted by Section 8.03(iv). The value of all Margin Stock at any time owned by Silgan and its Subsidiaries does not, and will not, exceed 25% of the value of the assets of Silgan and its Subsidiaries taken as a whole. Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Event will violate or be inconsistent with the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

          6.11 Tax Returns and Payments. Each of the Borrowers and each of its Subsidiaries has timely filed with the appropriate taxing authority all federal tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all material income taxes payable by it which have become due pursuant to such tax returns and all other material taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith. Each of the Borrowers and each of its Subsidiaries has paid, or has provided adequate reserves (in the good faith judgment of the management of such Borrower) for the payment of, all federal and other material income taxes, domestic and foreign, applicable for all prior fiscal years and for the current fiscal year to the date hereof.

          6.12 Compliance with ERISA. (a) Except as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: each Plan is in compliance with ERISA and the Code; no Plan is insolvent or in reorganization; no Plan other than a Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) has an Unfunded Current Liability; no Plan has an accumulated or waived funding deficiency or has applied for an extension of any amortization period within the meaning of
Section 412 of the Code; no Borrower nor any Subsidiary of any Borrower nor any ERISA Affiliate has incurred any liability to or on account of a Plan which is a single-employer plan (as defined in Section 4001(a)(15) of ERISA) pursuant to
Section 4062, 4063 or 4064 of ERISA or a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) pursuant to Section 515, 4201 or 4204 of ERISA; no proceedings have been instituted to terminate any Plan; and no condition exists which presents a risk to any Borrower or any Subsidiary of any Borrower or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to any of the foregoing Sections of ERISA or the Code; no lien imposed under the Code or ERISA on the assets of any Borrower or any Subsidiary of any Borrower or any ERISA Affiliate exists or is likely to arise on account of any Plan; each of the Borrowers and their Subsidiaries may terminate contributions to any other employee benefit plans maintained by them (except as provided pursuant to collective bargaining agreements) without incurring any liability to any person interested therein other than with respect to benefits accrued prior to the date of termination; and each group health plan (as defined in 45 Code of Federal Regulations Section 160.103) which covers or has covered employees or former employees of the Borrower, any Subsidiary of the Borrower, or any ERISA Affiliate, has at all times been operated in compliance with the provisions of the Health Insurance Portability and Accountability Act of 1996 and the regulations promulgated thereunder. Notwithstanding anything to the contrary contained in this Section 6.12, all representations and warranties made in this
Section 6.12 with respect to a Plan that is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) shall be to the best knowledge of the Borrowers.

          (b) Except as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: each Foreign Pension Plan has been maintained in compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities; all contributions required to be made with respect to a Foreign Pension Plan have been timely made; neither Silgan nor any of its Subsidiaries has incurred any obligation in connection with the termination of or withdrawal from any Foreign Pension Plan; and the present value of the accrued benefit liabilities (whether or not vested) under all Foreign Pension Plans, determined as of the end of Silgan's most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plans allocable to such benefit liabilities.

          6.13 Subordination. The subordination provisions contained in all notes, debentures, indentures and other instruments entered into or issued in respect of any Permitted Subordinated Indebtedness are, or will be, enforceable against the issuer of the respective security and the holders thereof and the Loans and all other Obligations are, or will be, within the definition of "Senior Indebtedness" contained therein.

          6.14 Subsidiaries. Schedule IV sets forth, as of the Initial Borrowing Date, (i) each of the Subsidiaries of Silgan, (ii) the legal name of each such Subsidiary, (iii) the jurisdiction of organization and the organizational identification number (if any) of each such Subsidiary and (iv) the percentage ownership (direct or indirect) of Silgan in each class of capital stock or other equity interest of its Subsidiaries and also identifies the direct owner thereof.

          6.15 Compliance with Statutes etc. (a) Each Borrower and each of its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except for any failure to be in compliance therewith which could not reasonably be expected to, either individually or in the aggregate, have a Material Adverse Effect.

          (b) Each Borrower and each of its Subsidiaries has complied with all applicable federal, state, provincial, foreign and local environmental laws (including, without limitation, RCRA and CERCLA), regulations and ordinances governing its business products, properties or assets with respect to all discharges into the ground and surface water, emissions into the ambient air and generation, accumulation, storage, treatment, transportation, labeling or disposal of waste materials or process by-products, and none of the Borrowers nor any of their Subsidiaries is liable for any penalties, fines or forfeitures. All material licenses, permits or registrations required for the business of the Borrowers and their Subsidiaries, as presently conducted, under any federal, state or local environmental laws, regulations or ordinances have been secured and each of the Borrowers and their Subsidiaries is in substantial compliance therewith. None of the Borrowers nor any of their Subsidiaries is in noncompliance with, breach of or default under any applicable writ, order, judgment, injunction, or decree to which any such Person is a party and no event has occurred and is continuing which, with the passage of time or the giving of notice or both, would constitute a noncompliance, breach of or default thereunder. There are no legal or governmental proceedings pending or, to the best of the Borrowers' knowledge after reasonable investigation, threatened which (a) question the validity, term or entitlement of any Borrower or any of its Subsidiaries of or to any material permit, license, order or registration required for the operation of any facility which any Borrower or any of its Subsidiaries currently operates and (b) wherein an unfavorable decision, ruling or finding could have an adverse effect on the financial viability of any of its facilities. To the best of the Borrowers' knowledge and belief, none of the Borrowers nor any of their Subsidiaries has disposed of or otherwise discharged any hazardous waste, toxic substances or similar materials, the disposal of which could give rise to any liability under applicable environmental laws and regulations.

          Notwithstanding anything to the contrary in this Section 6.15(b), the representations and warranties made in this Section 6.15(b) shall only be untrue if the aggregate effect of all failures, noncompliances and penalties, fines or forfeitures of the types described above in this Section 6.15(b) could reasonably be expected to have a Material Adverse Effect.

          (c) To the extent applicable, each Borrower and each of its Subsidiaries is in compliance, in all material respects, with (i) the Trading with Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the Patriot Act.

          6.16 Investment Company Act. None of the Borrowers nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          6.17 Public Utility Holding Company Act. None of the Borrowers nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          6.18 Labor Relations. None of the Borrowers nor any of their respective Subsidiaries is engaged in any unfair labor practice that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. There is (i) no unfair labor practice complaint pending against any Borrower or any of its Subsidiaries or, to the best knowledge of the Borrowers, threatened against any of them, before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is so pending against any Borrower or any of its Subsidiaries or, to the best knowledge of the Borrowers, threatened against any of them and (ii) no strike, labor dispute, slowdown or stoppage pending against any Borrower or any of its Subsidiaries or, to the best knowledge of the Borrowers, threatened against any Borrower or any of its Subsidiaries, except (with respect to any matter specified in clause (i) or (ii) above, either individually or in the aggregate) such as could not reasonably be expected to have a Material Adverse Effect.

          6.19 Patents, Licenses, Franchises and Formulas. Each Borrower and each of its Subsidiaries owns all the patents, trademarks, permits, service marks, trade names, copyrights, domain names, licenses, franchises and formulas, or rights with respect to the foregoing, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          Section 7. Affirmative Covenants. Each Borrower covenants and agrees as to itself and its Subsidiaries that on and after the Effective Date and until the Total Commitment and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder and thereunder are paid in full:

          7.01 Information Covenants. Silgan will furnish to the Administrative Agent (who will then promptly furnish a copy of same to each Lender):

          (a) Quarterly Financial Statements. Within 60 days (or 120 days in the case of the fourth fiscal quarter) after the close of each quarterly accounting period in each fiscal year of Silgan, the consolidated and consolidating balance sheets of Silgan and its

     Subsidiaries and Unrestricted Subsidiaries as at the end of such quarterly accounting period and the related consolidated and consolidating statements of income and cash flow for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case setting forth comparative figures for the related periods in the prior fiscal year, all of which shall be certified by the chief financial officer, treasurer or controller of Silgan, subject to normal year-end audit adjustments and the absence of footnotes.

          (b) Annual Financial Statements. Within 120 days after the close of each fiscal year of Silgan, the consolidated and consolidating balance sheets of Silgan and its Subsidiaries and Unrestricted Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income and cash flow for such fiscal year, in each case setting forth comparative figures for the preceding fiscal year and certified, in the case of the consolidated financial statements, by Ernst & Young LLP or such other independent registered public accounting firm of recognized national standing reasonably acceptable to the Administrative Agent, and in the case of the consolidating financial statements, by the chief financial officer, treasurer or controller of Silgan, in each case together with a report of such accounting firm stating that in the course of its regular audit of the financial statements of Silgan and its Subsidiaries and Unrestricted Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge that Silgan or any of its Subsidiaries failed to comply with any of the terms of Sections 8.03, 8.04, 8.05, 8.07, 8.08 and
     8.09 or, if in the opinion of such accounting firm Silgan or any of its Subsidiaries has failed to comply with any of the terms of any such Section and such failure is continuing, a statement as to the nature thereof.

          (c) Management Letters. Promptly after Silgan's receipt thereof, a copy of any "management letter" received by Silgan from its independent registered public accounting firm.

          (d) Budgets; Forecasts. Within 75 days after the first day of each fiscal year of Silgan, (i) a budget in form and scope reasonably satisfactory to the Administrative Agent (including budgeted statements of income and sources and uses of cash and balance sheets) prepared by Silgan for each of the twelve months beginning on the first day of such fiscal year accompanied by the statement of the chief financial officer, treasurer or controller of Silgan to the effect that, to the best of such officer's knowledge, the budget is a reasonable estimate for the period covered thereby, and (ii) a forecast of operations and sources and uses of cash for the five-year period beginning on the first day of such fiscal year, setting forth the assumptions made in preparing such forecast and accompanied by the statement of the chief financial officer, treasurer or controller of Silgan to the effect that, to the best of such officer's knowledge, the forecast is a reasonable estimate for the period covered thereby.

          (e) Officer's Certificates. At the time of the delivery of the financial statements provided for in Sections 7.01(a) and (b), a certificate of the chief financial officer, treasurer or controller of Silgan to the effect that, (A) to the best of such officer's knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or

     Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall set forth (in reasonable detail) the calculations required to establish (i) in the case of the statements delivered pursuant to Section 7.01(a), (I) whether the Borrowers were in compliance with the provisions of Sections 4.02(f), 4.02(g), 4.02(h), 4.02(j), 8.03(iii), 8.03(iv), 8.04(xiii), 8.05(xiv), 8.08 and 8.09 at the end of such fiscal quarter, (II) the amount of Cumulative Consolidated Net Income, the Net Equity Proceeds Amount, the Permitted Additional Investment Basket Amount, the Consolidated Tangible Assets and the Retained Excess Cash Flow Amount at the end of such fiscal quarter, and (III) the Applicable Margin and the Applicable Commitment Commission Percentage at such time, and (ii) in the case of the statements delivered pursuant to
     Section 7.01(b), (I) the amount of the Excess Cash Flow for the respective fiscal year, (II) the amount of any mandatory prepayments and/or commitment reductions required pursuant to Sections 3.03 and/or 4.02 during such fiscal year, (III) whether the Borrowers were in compliance with the provisions of Sections 8.01(xxi), 8.02(v), 8.02(vi), 8.03, 8.04, 8.05 and
     8.07 through 8.09, inclusive, at the end of such fiscal year, (IV) the amount of Cumulative Consolidated Net Income, the Net Equity Proceeds Amount, the Permitted Additional Investment Basket Amount, the Consolidated Tangible Assets and the Retained Excess Cash Flow Amount at the end of such fiscal year, and (V) the Applicable Margin and the Applicable Commitment Commission Percentage at such time and (B) no changes are required to be made to any of Annexes C and F of the US Security Agreement or Annexes A through F, inclusive, and Annex H, in each case of the US Pledge Agreement, in each case so as to make the information set forth therein accurate and complete as of the date of such certificate, or to the extent that such information is no longer accurate and complete as of such date, list in reasonable detail all information necessary to make all such Annexes accurate and complete (at which time such Annexes shall be deemed modified to reflect such information).

          (f) Notice of Default or Litigation. Promptly, and in any event within three Business Days after an officer of any Borrower obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default, (ii) any litigation or governmental proceeding pending (x) against any Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect or (y) with respect to any Credit Document and (iii) any other event (including any such event relating to environmental matters) which is reasonably likely to have a Material Adverse Effect.

          (g) Other Reports and Filings. Promptly, copies of all financial information, proxy materials and other information and reports, if any, (i) which any Borrower shall file with the Securities and Exchange Commission or any governmental agencies substituted therefor (the "SEC") or (ii) which Silgan shall deliver to the holders of, or to the trustee with respect to, the 6-3/4% Senior Subordinated Debentures or any Additional Permitted Indebtedness.

          (h) CanCo Monthly Reports. So long as the CanCo Restrictions are in effect, within 30 days after the end of each fiscal month of CanCo, (i) the unaudited balance sheet of CanCo as at the end of such fiscal month which shall be certified by the chief financial officer, treasurer or controller of Silgan or CanCo or by the president or vice-president of finance of CanCo and (ii) a certificate of the chief financial officer, treasurer or controller of Silgan or CanCo or of the president or vice-president of finance of CanCo setting forth (in reasonable detail) (A) the calculations required to establish the CanCo Permitted Debt Amount and the aggregate outstanding amount of all CanCo Included Debt as at the end of such fiscal month and (B) the aggregate outstanding amount of all Revolving Loans and Swingline Loans made to CanCo and the aggregate outstanding amount of all Letter of Credit Outstandings in respect of Letters of Credit issued for the account of CanCo as at the end of the Business Day immediately preceding the date of such certificate.

          (i) Other Information. From time to time, such other information or documents (financial or otherwise) as any Agent or the Required Lenders may reasonably request.

          7.02 Books, Records and Inspections. Each of the Borrowers will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with accounting principles generally accepted in the United States (or, in the case of a Foreign Subsidiary of Silgan, in the jurisdiction of organization of such Foreign Subsidiary) and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. Each of the Borrowers will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Administrative Agent or any Lender to visit and inspect, under guidance of officers of such Borrower or such Subsidiary, any of the properties of such Borrower or such Subsidiary, and, under guidance of officers of such Borrower or such Subsidiary, to examine the books of account of such Borrower or such Subsidiary and discuss the affairs, finances and accounts of such Borrower or such Subsidiary with, and be advised as to the same by, its and their officers and independent public accountants (so long as an officer of such Borrower or Subsidiary is present), all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or such Lender may request upon reasonable prior notice. In connection with the foregoing, each Agent and the Lenders agree to keep any information delivered or made available by the Borrowers which the Borrowers clearly indicate to be confidential information confidential in accordance with Section 12.15.

          7.03 Maintenance of Property; Insurance. (a) Each of the Borrowers will, and will cause each of its Subsidiaries to, (i) keep all property useful and necessary in its business in reasonable working order and condition, ordinary wear and tear excepted, (ii) maintain with financially sound and reputable insurance companies insurance on all of its property and against at least such risks and in at least such amounts as (in each case) is consistent with prudent risk management and industry practice and (iii) furnish to the Administrative Agent and each Lender, upon written request, full information as to the insurance carried.

          (b) To the extent that insurance is required to be maintained in accordance with clause (a) above in this Section 7.03, each Borrower will, and will cause each of the other Credit Parties to, at all times keep its property insured in favor of the Collateral Agent, and all policies or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by such Borrower and/or such other Credit Parties) (i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee and/or additional insured), (ii) shall state that such insurance policies shall not be canceled without at least 30 days' prior written notice thereof by the respective insurer to the Collateral Agent, and (iii) shall be deposited with the Collateral Agent.

          7.04 Franchises. Each of the Borrowers will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its rights, franchises, licenses and patents, except for those rights, franchises, licenses and patents the loss of which, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; provided, however, that nothing in this Section 7.04 shall prevent (i) the withdrawal by any Borrower or any of its Subsidiaries of its qualification as a foreign corporation, partnership or limited liability company, as the case may be, in any jurisdiction where such withdrawal, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect or (ii) any transaction permitted by
Section 8.02.

          7.05 Compliance with Statutes; etc. Each of the Borrowers will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except for any failure to be in compliance therewith which could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          7.06 ERISA. (a) As soon as possible and in any event within 30 days after any Borrower or any Subsidiary of any Borrower or any ERISA Affiliate knows or has reason to know of any of the following events (to the extent that any such events, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect): that a Reportable Event has occurred with respect to a Plan (except to the extent that such Borrower has previously delivered to the Lenders a certificate and notice (if any) concerning such event pursuant to the next clause hereof); that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days; that with respect to a Plan, an accumulated funding deficiency has been incurred or an application is to be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code; that a Plan has been or is likely to be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan other than a Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) has an Unfunded Current Liability; that proceedings have been instituted or may reasonably be expected to be instituted to terminate a Plan; or that any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate will incur or is likely to incur any liability to or on account of a Plan which is a single-employer plan (as defined in Section 4001(a)(15) of ERISA) under Section 4062, 4063 or 4064 of ERISA, or which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) under
Section 515,  4201 or 4204 of ERISA,  Silgan will (in each such case) deliver to the Administrative Agent a certificate of the chief financial officer or treasurer of Silgan setting forth details as to such occurrence and action, if any, which such Borrower or Subsidiary or ERISA Affiliate is required or proposes to take, together with any notices required to be given to or filed with or by such Borrower or Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto. Silgan will deliver to the Administrative Agent, upon request by the Administrative Agent, a complete copy of the annual report (Form 5500) of each Plan that is not (i) a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) or (ii) a Plan which is no longer maintained or contributed to by any Borrower, any Subsidiary of any Borrower or an ERISA Affiliate, in each case which is required to be filed with the Internal Revenue Service. Copies of any other notices required to be delivered to the Lenders hereunder shall be delivered no later than 30 days after the later of the date such report or notice has been filed with the Internal Revenue Service or the PBGC, given to Plan participants or received by any Borrower or any of its Subsidiaries or any ERISA Affiliate.

          (b) As soon as possible and in any event within 30 days after any Borrower or any Subsidiary of any Borrower knows or has reason to know of the occurrence of any of the following events (to the extent that any such events, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect), Silgan will deliver to the Administrative Agent, a certificate of the chief financial officer or treasurer of Silgan setting forth the full details as to such occurrence and the action, if any, that Silgan or such Subsidiary is required or proposes to take, together with any notices required or proposed to be given to or filed with or by Silgan, such Subsidiary or a Foreign Pension Plan participant with respect thereto: that any contribution required to be made with respect to a Foreign Pension Plan has not been timely made; or that Silgan or any Subsidiary of Silgan may incur any liability pursuant to any Foreign Pension Plan. In addition to any certificates or notices delivered to the Administrative Agent pursuant to the first sentence hereof, copies of any material notices received by Silgan or any Subsidiary of Silgan with respect to any Foreign Pension Plan shall be delivered to the Administrative Agent no later than 30 days after the date such notice has been received by Silgan or such Subsidiary, as applicable.

          7.07 End of Fiscal Years; Fiscal Quarters. Each US Borrower will cause
(i) each of its, and each of its Domestic Subsidiaries', fiscal years to end on December 31 and (ii) each of its, and each of its Domestic Subsidiaries', fiscal quarters to end on March 31, June 30, September 30 and December 31.

          7.08 Taxes. Each of the Borrowers will, and will cause each of its Subsidiaries to, pay when due all taxes which, if not paid when due, could reasonably be expected to have a Material Adverse Effect except as contested in good faith and by appropriate proceedings if adequate reserves (in the good faith judgment of the management of Silgan) have been established with respect thereto.

          7.09 Additional Security; Further Assurances; etc. (i) Each of the Borrowers will, and will cause each of the US Subsidiary Guarantors and Related Foreign Company Guarantors to, grant to the Collateral Agent, for the benefit of the Secured Creditors described in the Security Documents to which such Credit Party is a party, security interests in such assets and properties of such Credit Party (other than Real Property) as are not covered by the original Security Documents to which such Credit Party is a party, or as may be requested from time to time by the Required Lenders (the "Additional Security Documents"). Such security interests shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent and shall (except as otherwise consented to by the Required Lenders) constitute valid and enforceable perfected security interests superior to and prior to the rights of all third Persons and subject to no other Liens, except Permitted Liens. The Additional Security Documents or other instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens, in favor of the Collateral Agent for the benefit of the respective Secured Creditors, required to be granted pursuant to the Additional Security Documents and all taxes, fees and other charges payable in connection therewith shall have been paid in full; provided, however, except as may be provided in the respective Security Documents with respect to the exercise of remedies, no filings shall be required to be with respect to intellectual property in the United States Patent and Trademark Office, the United States Copyright Office or any similar office in any foreign country. Notwithstanding the foregoing, (i) unless otherwise permitted (or not restricted) by the applicable CanCo Restrictions then in effect, any Additional Security Documents entered into by CanCo shall only secure CanCo's direct obligations under the Credit Documents to which it is a party, and (ii) except as, and to the extent, provided in Section 7.10, no Foreign Credit Party shall be required to guaranty the Obligations of any US Credit Party or pledge its assets to secure the Obligations of any US Credit Party.

          (b) Each of the Borrowers will, and will cause each of the other Credit Parties to, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, landlord-lender agreements and other assurances or instruments and take such further steps relating to the Collateral covered by any of the Security Documents as the Collateral Agent may reasonably require. Furthermore, the Borrowers shall cause to be delivered to the Collateral Agent such opinions of counsel and other related documents as may be reasonably requested by the Administrative Agent to assure themselves that this Section 7.09 has been complied with.

          (c) Each US Credit Party also shall use its commercially reasonable efforts to deliver to the Collateral Agent (i) fully executed deposit account control agreements with respect to the US Credit Parties' deposit accounts as, and to the extent, required by the US Security Agreement, and (ii) within 180 days after the Initial Borrowing Date, fully executed landlord waiver letters, in form and substance reasonably satisfactory to the Collateral Agent, with respect to the US Credit Parties' respective personal property located on the Leaseholds set forth on Schedule X.

          (d) Each of the Borrowers agrees that each action required above by clauses (a) and (b) of this Section 7.09 shall be completed as soon as possible, but in no event later than 90 days after such action is either requested to be taken by the Administrative Agent or the Required Lenders or otherwise required to be taken by the respective Credit Parties, as the case may be.

          (e) At such time as the applicable CanCo Restrictions cease to be effective, (i) Silgan will cause CanCo Holding to pledge and deliver to the Collateral Agent pursuant to the US Pledge Agreement all of the capital stock of CanCo, (ii) CanCo will execute and deliver to the Administrative Agent a counterpart of the US Borrowers/Subsidiaries Guaranty and (iii) CanCo will deliver to the Administrative Agent such officer's certificates, board of directors resolutions and opinions of counsel as may be reasonably requested by, and in form, scope and substance reasonably satisfactory to, the Administrative Agent.

          7.10 Foreign Subsidiaries Security. (a) If following a change in the relevant sections of the Code or the regulations, rules, revenue rulings, notices or other official pronouncements issued or promulgated thereunder, counsel for Silgan reasonably acceptable to the Administrative Agent does not within 30 days after a request from the Administrative Agent or the Required Lenders deliver a written opinion or other evidence, in form and substance reasonably satisfactory to the Administrative Agent, with respect to any Foreign Subsidiary of Silgan which has not already had all of its stock pledged pursuant to the US Pledge Agreement that (i) a pledge of 66-2/3% or more of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote to secure the Obligations of the US Credit Parties (as opposed to the Obligations of a Foreign Credit Party, including, for this purpose, any guaranty of such Obligations by a US Credit Party), (ii) the entering into by such Foreign Subsidiary of a security agreement in substantially the form of the US Security Agreement to secure the Obligations of the US Borrowers and of such Foreign Subsidiary under the US Borrowers/Subsidiaries Guaranty, (iii) the entering into by such Foreign Subsidiary of a pledge agreement substantially in the form of the US Pledge Agreement to secure the Obligations of the US
Borrowers and of such Foreign Subsidiary under the US Borrowers/Subsidiaries Guaranty and (iv) the entering into by such Foreign Subsidiary of a guaranty in substantially the form of the US Borrowers/Subsidiaries Guaranty guaranteeing the Obligations of the US Borrowers, in any such case could reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for U.S. Federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent for Federal income tax purposes, then (A) in the case of a failure to deliver the evidence described in clause (i) above, that portion of such Foreign Subsidiary's outstanding capital stock so issued by such Foreign Subsidiary not theretofore pledged pursuant to the US Pledge Agreement to secure the Obligations of the US Credit Parties shall be pledged to the Collateral Agent for the benefit of the Secured Creditors pursuant to the US Pledge Agreement, (B) in the case of a failure to deliver the evidence described in clause (ii) or (iii) above, such Foreign Subsidiary (only to the extent that same is a Foreign Credit Party) shall execute and deliver the US Security Agreement (or another security agreement in substantially similar form, if needed, including by amending or otherwise modifying the comparable Foreign Security Document) and the US Pledge Agreement (or another pledge agreement in substantially similar form, if needed, including by amending or otherwise modifying the comparable Foreign Security Document), as the case may be, granting to the Collateral Agent for the benefit of the Secured Creditors a security interest in all of such Foreign Subsidiary's assets or the capital stock and promissory notes owned by such Foreign Subsidiary, as the case may be, and securing the Obligations of the US Borrowers and, in the event the US Borrowers/Subsidiaries Guaranty shall have been executed by such Foreign Subsidiary, the obligations of such Foreign Subsidiary thereunder, and (C) in the case of a failure to deliver the evidence described in clause (iv) above, such Foreign Subsidiary (to the extent that same is a Foreign Credit Party) shall execute and deliver the US Borrowers/Subsidiaries Guaranty (or another guaranty in substantially similar form, if needed), guaranteeing the Obligations of the US Borrowers, in each case to the extent that the entering into of the US Security Agreement, the US Pledge Agreement or the US Borrowers/Subsidiaries Guaranty (or substantially similar documents) is permitted by the laws of the respective foreign jurisdiction (after complying with any "whitewash" or other applicable proceedings) and with all documents delivered pursuant to this Section 7.10 to be in form and substance reasonably satisfactory to the Administrative Agent.

          (b) The Lenders understand and agree that to the extent the capital stock of Canadian Holdco, Silgan Plastics Canada or any other Subsidiary of Canadian Holdco is required to be pledged pursuant to the Canadian Credit Facility, such capital stock shall not be required to be pledged pursuant to this Agreement (and to the extent that such capital stock has theretofore been pledged pursuant to the US Pledge Agreement, such capital stock shall be released from the Liens created thereunder).

          7.11 Margin Stock. Each of the Borrowers will, and will cause each of their respective Subsidiaries to, take any and all actions as may be required to ensure that no capital stock pledged, or required to be pledged, pursuant to any Security Document shall constitute Margin Stock.

          7.12 CanCo Capital Contributions. If, at any time that CanCo has any Revolving Loans or Swingline Loans outstanding, CanCo makes or pays any Dividend to Silgan or any of its Subsidiaries, then immediately after Silgan or any of its Subsidiaries receives any such Dividend from CanCo, Silgan will, and will cause its respective Subsidiaries to, immediately contribute the full amount of such Dividend to CanCo as an equity contribution, and CanCo shall use the full amount of any such cash capital contribution to make a payment pursuant to (and to the extent required by) Section 4.02(o).

          7.13 Use of Proceeds. Each Borrower will use the proceeds of the Loans incurred by it only as provided in Section 6.10.

          7.14 Maintenance of Corporate Separateness. Each Borrower will cause each of its Unrestricted Subsidiaries to satisfy customary corporate formalities, including, as applicable, the holding of regular board of directors' and shareholders' meetings or action by directors or shareholders without a meeting and the maintenance of corporate offices and records. No Borrower nor any of its Subsidiaries shall make any payment to a creditor of any Unrestricted Subsidiary in respect of any liability of any Unrestricted Subsidiary except pursuant to any guaranty given by such Borrower or Subsidiary to such creditor pursuant to Section 8.04(xiii), and no bank account or similar account of any Unrestricted Subsidiary shall be commingled with any bank account or similar account of Silgan or any of its Subsidiaries. Any financial statements distributed to any creditors of any Unrestricted Subsidiary shall clearly establish or indicate the corporate separateness of such Unrestricted Subsidiary from Silgan and its Subsidiaries. Finally, neither Silgan nor any of its Subsidiaries shall take any action, or conduct its affairs in a manner, which is likely to result in the corporate existence of Silgan or any of its Subsidiaries or Unrestricted Subsidiaries being ignored, or in the assets and liabilities of Silgan or any of its Subsidiaries being substantively consolidated with those of any other such Person or any Unrestricted Subsidiary in a bankruptcy, reorganization or other insolvency proceeding.

          Section 8. Negative Covenants. Each Borrower covenants and agrees as to itself and its Subsidiaries that on and after the Effective Date and until the Total Commitment and all

Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder and thereunder are paid in full:

          8.01 Liens. None of the Borrowers will, nor will it permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of such Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to any Borrower or any of its Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; provided that the provisions of this
Section 8.01 shall not prevent the creation, incurrence, assumption or existence of the following Liens (collectively, "Permitted Liens"):

          (i) inchoate Liens for taxes not yet due and payable, or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of Silgan) have been established;

          (ii) Liens in respect of property or assets of any Borrower or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business, such as carriers', warehousemen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of such Borrower or such Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to such Lien;

          (iii) Liens in existence on the Initial Borrowing Date which are listed, and the property subject thereto described, in Schedule V, plus any renewals, replacements and extensions of any such Liens, provided that (x) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal, replacement or extension plus, in the case of a revolving credit facility, any unutilized commitments thereunder at such time (but only to the extent that such commitments were in effect on the Initial Borrowing Date), (y) the terms of any such Indebtedness are no more restrictive in any material respect than the terms of the Indebtedness being renewed, replaced or extended and (z) any such renewal, replacement or extension does not encumber any additional assets or properties of Silgan or any of its Subsidiaries;

          (iv) Liens created pursuant to the Security Documents;

          (v) pledges or deposits in connection with worker's compensation, unemployment insurance and other social security legislation;

          (vi) deposits made in the ordinary course of business (including, without limitation, surety bonds) to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations, provided that the aggregate amount of cash and the fair market value (as determined in good faith by management of Silgan) of non-cash collateral so deposited shall at no time exceed $10,000,000;

          (vii) easements, rights-of-way, zoning restrictions and other similar restrictions, charges or encumbrances which do not materially interfere with the ordinary conduct of the business of any Borrower or any of its Subsidiaries and which do not materially detract from the value of the property to which they attach or impair the use thereof to any Borrower or any of its Subsidiaries;

          (viii) Liens created by virtue of Capitalized Lease Obligations, provided that such Liens are only in respect of the property or assets subject to, and secure only, the respective capitalized lease;

          (ix) leases or subleases granted to other Persons in the ordinary course of business not materially interfering with the conduct of the business of any Borrower or any of its Subsidiaries;

          (x) Liens placed upon equipment, machinery or other materials used in the ordinary course of business of any Borrower or any of its Subsidiaries (other than the Receivables Subsidiary) at the time of the acquisition thereof by such Borrower or such Subsidiary or within 120 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price thereof or to secure Indebtedness incurred solely for the purpose of financing the acquisition of any such equipment, machinery or other materials or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided that (x) the aggregate outstanding principal amount of all Indebtedness secured by Liens permitted by this clause (x) shall not at any time exceed $75,000,000 and (y) in all events, the Lien encumbering the equipment, machinery or other materials so acquired does not encumber any other asset of such Borrower or such Subsidiary (other than the proceeds of such equipment, machinery or other materials);

          (xi) statutory and common law landlords' liens under leases to which any Borrower or any of its Subsidiaries is a party;

          (xii) Liens existing on any asset prior to the acquisition thereof pursuant to a Permitted Acquisition so long as any such Liens were not created in contemplation of such acquisition and any such Liens do not extend to any other assets of any Borrower or any of its Subsidiaries, plus any renewals, replacements and extensions of any such Liens, provided that
     (x) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal, replacement or extension plus (I) in the case of a revolving credit facility, any unutilized commitments thereunder at such time (but only to the extent that such commitments were in effect at the time of such acquisition and were not created in contemplation thereof) and
     (II) the reasonable fees and expenses incurred in connection therewith, (y) the terms of any such Indebtedness are no more restrictive in any material respect than the terms of the Indebtedness being renewed, replaced or extended and (z) any such renewal, replacement or extension does not encumber any additional assets or properties of Silgan or any of its Subsidiaries;

          (xiii) Liens granted by the Receivables Subsidiary on those accounts receivable and related assets sold by it pursuant to the Accounts Receivable Facility Documents to the extent that such Liens are created by the Accounts Receivable Facility Documents;

          (xiv) Liens on the capital stock of Canadian Holdco and on the assets of Canadian Holdco and/or any of its Foreign Subsidiaries that are organized under the laws of Canada (or any province thereof) to secure the obligations under the Canadian Credit Facility so long as such Liens do not extend to any other assets of any Borrower or any of its other Subsidiaries;

          (xv) Liens arising out of judgments or awards (including deposits to secure appeal bonds) in respect of which Silgan or any of its Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review in respect of which there shall have been secured a subsisting stay of execution pending such appeal or proceedings, provided that the aggregate amount of such judgments and the aggregate amount of any cash and the fair market value (as determined in good faith by management of Silgan) of any other property pledged by Silgan and its Subsidiaries to secure such Liens does not exceed $7,500,000 at any time outstanding;

          (xvi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

          (xvii) so long as the applicable CanCo Restrictions are in effect, Liens on the capital stock of CanCo in favor of Campbell Soup solely to secure the respective Credit Parties' obligations to Campbell Soup under the Campbell Can Acquisition Documents;

          (xviii) so long as the applicable CanCo Restrictions are in effect, Liens on the capital stock and assets of CanCo created by virtue of Campbell Soup's option to purchase all of CanCo's capital stock or assets as set forth in the Campbell Can Acquisition Documents;

          (xix) Liens placed upon the accounts receivable and inventory of a Foreign Subsidiary of Silgan to secure such Foreign Subsidiary's Indebtedness incurred pursuant to Section 8.04(xviii); provided, however, to the extent that such Foreign Subsidiary is a Foreign Credit Party, the Collateral Agent shall retain a second Lien on such accounts receivable and inventory pursuant to intercreditor arrangements reasonably acceptable to the Administrative Agent;

          (xx) customary bankers' Liens, rights of setoff and other similar Liens existing solely with respect to cash and Cash Equivalents on deposit in one or more deposit accounts maintained by Silgan or any Subsidiary thereof, in each case granted in the ordinary course of business in favor of the bank or banks with respect to cash management and operating account arrangements; and

          (xxi) Liens (other than in respect of the Receivables Subsidiary and, so long as the CanCo Restrictions are in effect, CanCo) not otherwise permitted by the provisions of this Section 8.01 to the extent securing liabilities not in excess of $50,000,000 in the aggregate; provided, however, that if such Liens are consensual Liens, those Liens also shall not encumber properties or assets with an aggregate fair market value (as determined in good faith by management of Silgan) in excess of $50,000,000.

          8.02 Consolidation, Merger, Sale of Assets, etc. None of the Borrowers will, nor will it permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of all or any part of its property or assets, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person (or agree to do any of the foregoing at any future time unless any such agreement is expressly made subject to obtaining the consent of the Required Lenders), or permit any of its Subsidiaries so to do any of the foregoing, except that:

          (i) such Borrower and its Subsidiaries may make sales of inventory in the ordinary course of business and sales of other assets in the ordinary course of business not in excess of $5,000,000 per sale or series of related sales;

          (ii) such Borrower and its Subsidiaries may, in the ordinary course of business, sell equipment and materials which are uneconomic or obsolete;

          (iii) Capital Expenditures shall be permitted (other than by the Receivables Subsidiary) to the extent not in violation of Section 8.07;

          (iv) the Designated Credit Parties and the Receivables Subsidiary may transfer and sell accounts receivable and related assets pursuant to, and in accordance with the terms of, the Accounts Receivable Facility Documents;

          (v) Subsidiaries of Silgan may enter into sale and leaseback transactions with respect to their equipment and Real Property, so long as
     (v) no Default or Event of Default then exists or would  result  therefrom,
     (w) each such sale and leaseback transaction is in an arm's length transaction and the respective Subsidiary receives at least fair market value (as determined in good faith by Silgan or such Subsidiary), (x) the total consideration received by such Subsidiary is cash and is paid at the time of the closing of such sale, (y) the Net Sale Proceeds therefrom are applied and/or reinvested as (and to the extent) required by Section 4.02(j) and (z) the aggregate amount of all proceeds received from all sale and leaseback transactions pursuant to this clause (v) shall not exceed the greater of (I) $150,000,000 and (II) 10% of the Consolidated Tangible
     Assets at such time (based on the most recently delivered financial statements pursuant to Section 7.01);

          (vi) such Borrower and its Subsidiaries may sell other assets (other than (i) accounts receivable, (ii) pursuant to a sale and leaseback transaction or (iii) the capital stock of the Receivables Subsidiaries or the capital stock of any Subsidiary of Silgan which is a Credit Party unless all of such capital stock of such Subsidiary is sold), so long as (v) no Default or Event of Default then exists or would result therefrom, (w) each such sale is in an arm's length transaction and such Borrower or such Subsidiary receives at least fair market value (as determined in good faith by such Borrower or such Subsidiary, as the case may be), (x) the total consideration received by such Borrower or such Subsidiary is at least 80% cash and such cash is paid at the time of the closing of such sale, (y) the Net Sale Proceeds therefrom are applied and/or reinvested as (and to the extent) required by Section 4.02(f) and
     (z) the aggregate amount of all proceeds received from all assets sold pursuant to this clause (vi) shall not exceed $200,000,000;

          (vii) Investments may be made to the extent permitted by Section 8.05;

          (viii) (A) any Domestic Subsidiary of Silgan that is a US Credit Party may merge with and into any other Domestic Subsidiary of Silgan that is a US Credit Party, and (B) any Foreign Subsidiary of Silgan that is a Foreign Credit Party may merge with and into any other Foreign Subsidiary of Silgan that is a Foreign Credit Party, in each case so long as (i) if only one such Subsidiary is a Wholly-Owned Subsidiary of Silgan, such Wholly-Owned Subsidiary is the surviving corporation of such merger, (ii) if only one such Subsidiary also is a Borrower, such Borrower is the surviving corporation of such merger, (iii) the security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the respective Security Documents in the assets of the Subsidiary which is being merged out of existence shall remain in full force and effect and perfected and (iv) if the Subsidiary that is being merged is a non-Wholly-Owned Subsidiary of Silgan, the only consideration paid to the minority shareholders of such non-Wholly-Owned Subsidiary is common stock of Silgan, Qualified Preferred Stock of Silgan and/or cash and with the payment of the merger consideration to be treated as a Permitted Acquisition made pursuant to (and Silgan shall be required to satisfy the requirements of) Section 8.02(x);

          (ix) (A) any  Domestic  Subsidiary  of Silgan  (other than a US Credit
     Party and the Receivables Subsidiary) may merge with and into any other Domestic Subsidiary of Silgan (other than the Receivables Subsidiary), and
     (B) any Foreign Subsidiary of Silgan (other than a Foreign Credit Party) may merge with and into any other Foreign Subsidiary of Silgan, in each case so long as (i) in the case of any merger involving a Credit Party, the Credit Party is the surviving corporation of such merger, (ii) in the case of any merger involving a Borrower, such Borrower is the surviving corporation of such merger, (iii) if only one such Subsidiary is a Wholly-Owned Subsidiary of Silgan, such Wholly-Owned Subsidiary is the surviving corporation of such merger, and (iv) if the Subsidiary that is being merged out of existence is a non-Wholly-Owned Subsidiary of Silgan, the only consideration paid to the minority shareholders of such non-Wholly-Owned Subsidiary is common stock of Silgan, Qualified Preferred Stock of Silgan and/or cash and with the payment of the merger consideration to be treated as a Permitted Acquisition made pursuant to (and Silgan shall be required to satisfy the requirements of) Section 8.02(x);

          (x) Silgan and its Wholly-Owned Subsidiaries (other than the Receivables Subsidiary) may acquire at least 80% of the capital stock of, and Wholly-Owned Subsidiaries of Silgan (other than the Receivables Subsidiary) may acquire all or substantially all of the assets of, any Person (or any product line or division of such Person or any manufacturing facility of such Person so long as the acquisition of any such manufacturing facility does not constitute a Capital Expenditure), in either case so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) to the extent any such acquisition is structured as a merger, such acquisition must be effected by (and the surviving entity must remain or become) a Wholly-Owned Subsidiary of Silgan, (iii) to the extent applicable, all of the provisions of Section
     8.11 shall have been complied with in respect of such acquisition, (iv) the Person or assets so acquired was engaged or were used, as the case may be, primarily in the packaging business and businesses reasonably related, ancillary or complementary thereto, (v) the only consideration paid by Silgan or the respective Wholly-Owned Subsidiary consists of cash, common stock of Silgan, Qualified Preferred Stock of Silgan and/or Indebtedness permitted to be incurred under Sections 8.04(xi) and (xix) and (vi) at least five Business Days prior to the consummation of any such acquisition in which the aggregate purchase price, together with the aggregate amount of Indebtedness assumed in connection therewith, equals or exceeds $50,000,000, Silgan shall have delivered to the Administrative Agent a certificate of its chief financial officer or treasurer setting forth (in reasonable detail) the recalculation of the Total Leverage Ratio on a Pro Forma Basis for the Test Period then most recently ended prior to the date of such acquisition for which financial statements have been delivered to the Lenders under this Agreement, and such recalculation shall show that Silgan would have been in compliance with Section 8.09 as of the lsat day of such Test Period (any acquisition pursuant to this Section 8.02(x), a "Permitted Acquisition");

          (xi) Subsidiaries of Silgan may from time to time sell individual accounts receivable (other than as part of the Accounts Receivable Facility) so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) each such sale is for cash which is paid at the time of such sale and (iii) no more than $50,000,000 of accounts receivable in the aggregate are sold pursuant to this clause (xi) in any fiscal year of Silgan;

          (xii) such Borrower and its Subsidiaries (other than CanCo and its Subsidiaries) may sell inventory, materials, supplies, equipment and spare parts to CanCo and its Subsidiaries, and CanCo may sell such items to other Credit Parties, in each case, so long as all such sales are on an arm's-length basis and are for cash (although in the case of the sale of materials, supplies, equipment or spare parts, the consideration may be in the form of the substantially simultaneous exchange for materials, supplies, equipment or spare parts, as applicable, of equivalent value);

          (xiii) (A) any Subsidiary of Silgan that conducts no operations, has no assets (other than immaterial assets) and has no liabilities (other than immaterial liabilities) may be dissolved or liquidated and (B) any other Subsidiary of Silgan (other than a Credit Party or the Receivables Subsidiary) may be liquidated or dissolved so long as Silgan determines in good faith that such liquidation or dissolution is in the best interest of Silgan and its Subsidiaries and is not otherwise disadvantageous to the Lenders in any material respect;

          (xiv) Silgan and its Subsidiaries may sell, convey or otherwise dispose of Cash Equivalents in the ordinary course of business, in each case for cash at fair market value (as determined in good faith by Silgan or such Subsidiary);

          (xv) any US Credit Party that is a Domestic Subsidiary of Silgan may convey, sell or otherwise transfer all or any part of its business, properties and assets to any US Credit Party that is a Wholly-Owned Domestic Subsidiary of Silgan, so long as any security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the US Security Documents in the assets so transferred shall remain in full force and effect and perfected (and with at least the same priority as in effect immediately prior to such conveyance, sale or other transfer); and

          (xvi) any Foreign Subsidiary of Silgan may convey, sell or otherwise transfer all or any part of its business, properties and assets to any Foreign Credit Party that is a Wholly-Owned Foreign Subsidiary of Silgan, so long as any security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Foreign Security Documents in the assets so transferred shall remain in full force and effect and perfected (and with at least the same priority as in effect immediately prior to such conveyance, sale or other transfer).

          Notwithstanding  anything  to the  contrary  contained  above  in this
Section 8.02 or elsewhere in this Agreement, so long as the CanCo Restrictions are in effect, (x) in no event shall CanCo or any of its Subsidiaries be permitted to engage in any transaction otherwise permitted by clauses (viii),
(ix), (x) and (xv) of this Section 8.02, and (y) in no event shall the capital stock of CanCo or any of its Subsidiaries be sold directly, or through the sale of any parent company of CanCo, other than as expressly permitted by Section 12.20(b) (which sale shall be in addition to those already permitted under clause (vi) of this Section 8.02).

          To the extent any Collateral is sold as permitted by this Section 8.02 or the Required Lenders waive the provisions of this Section 8.02 with respect to the sale of any Collateral as provided in Section 12.12, such Collateral in each such case shall be sold free and clear of the Liens created by the respective Security Documents and the Administrative Agent and Collateral Agent shall be authorized to take any action deemed appropriate to effect the foregoing.

          8.03 Dividends. None of the Borrowers will, nor will it permit any of its Subsidiaries to, authorize, declare or pay any Dividends with respect to such Borrower or any of its Subsidiaries, except that:

          (i) any Subsidiary of Silgan may pay cash Dividends to Silgan or to a Wholly-Owned Subsidiary of Silgan;

          (ii) any non-Wholly-Owned Subsidiary of Silgan may pay cash Dividends to its shareholders, partners or members generally so long as (x) the respective Borrower or its respective Subsidiary which owns the equity interest or interests in the Subsidiary paying such cash

     Dividends receives at least its proportionate share thereof (based upon its relative holdings of the equity interest or interests in the Subsidiary paying such cash Dividends and taking into account the relative preferences, if any, of the various classes of equity interests in such Subsidiary) and (y) no cash Dividends may be paid by any Subsidiary of Silgan pursuant to this clause (ii) at any time that any Intercompany Loans are outstanding to such Subsidiary;

          (iii) so long as no Default or Event of Default then exists or would result therefrom and, to the extent applicable, Silgan shall have complied with the provisions of the last paragraph of this Section 8.03, Silgan may pay cash Dividends (other than to repurchase or redeem any shares of its capital stock or to pay any cash Dividends on its Qualified Preferred Stock) so long as the aggregate amount of all such cash Dividends paid on or after the Initial Borrowing Date pursuant to this clause (iii) does not exceed an amount equal to the sum of (1) $125,000,000 plus (2) the remainder of, if positive, (x) 50% of Cumulative Consolidated Net Income (it being understood that if Cumulative Consolidated Net Income is less than zero, then minus 100% of the amount of such loss) minus (y) the aggregate amount of Dividends paid pursuant to clause (iv) of this Section
     8.03 in excess of $100,000,000 plus (3) the Net Equity Proceeds Amount at such time; provided, however, Silgan shall not be subject to the dollar limitations set forth above in this clause (iii) if, and only for so long as, Silgan achieves and maintains an Investment Grade Rating; and

          (iv) so long as no Default or Event of Default then exists or would result therefrom and, to the extent applicable, Silgan shall have complied with the provisions of the last paragraph of this Section 8.03, Silgan may redeem or repurchase shares of its capital stock and/or pay cash Dividends on its Qualified Preferred Stock in an aggregate amount not to exceed the sum of (1) $100,000,000 plus (2) the remainder of, if positive, (x) 50% of Cumulative Consolidated Net Income (it being understood that if Cumulative Consolidated Net Income is less than zero, then minus 100% of the amount of such loss) minus (y) the aggregate amount of cash Dividends paid pursuant to clause (iii) of this Section 8.03 in excess of $125,000,000 plus (3) the Net Equity Proceeds Amount at such time; provided, however, Silgan shall not be subject to the dollar limitations set forth above in this clause
     (iv) if, and only for so long as, Silgan achieves and maintains an Investment Grade Rating.

          At least five Business Days prior to (A) the payment or making of any Dividend pursuant to clause (iii) above in this Section 8.03 in an amount greater than $15,000,000 in any fiscal quarter of Silgan or (B) the payment or making of any Dividend pursuant to clause (iv) above in this Section 8.03 in an amount greater than $25,000,000 in any single transaction, Silgan (in either case) shall have delivered to the Administrative Agent a certificate of its chief financial officer or treasurer setting forth (in reasonable detail) the recalculation of the Total Leverage Ratio and the Interest Coverage Ratio on a Pro Forma Basis for the Test Period then most recently ended prior to the date of such Dividend for which financial statements have been delivered to the Lenders under this Agreement, and such recalculation shall show that Silgan would have been in compliance with Sections 8.08 and 8.09 as of the last day of such Test Period.

          8.04 Indebtedness. None of the Borrowers will, nor will it permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

          (i) Indebtedness incurred under the Credit Documents;

          (ii) existing Indebtedness (other than the 6-3/4% Senior Subordinated Debentures and the other Indebtedness specifically permitted under clauses
     (iv), (vi) and (xiv) of this Section 8.04) listed on Schedule VI ("Existing Indebtedness"), plus any renewals, replacements or extensions thereof to the extent permitted by Section 8.01(iii);

          (iii) obligations under trade letters of credit incurred by such Borrower or any of its Subsidiaries (other than the Receivables Subsidiary) in the ordinary course of business, which, in each case, are to be repaid in full not more than one year after the date on which such Indebtedness is originally incurred to finance the purchase of goods by such Borrower or such Subsidiary;

          (iv) obligations under letters of credit incurred by such Borrower or any of its Subsidiaries (other than the Receivables Subsidiary) in the ordinary course of business in support of obligations incurred in connection with worker's compensation, unemployment insurance and other social security legislation in an aggregate amount not to exceed $30,000,000 at any time outstanding;

          (v)  Indebtedness of Silgan not to exceed  $200,000,000 (as reduced by
     any  repayments  of  principal  thereof)  in  aggregate   principal  amount
     evidenced by the 6-3/4% Senior Subordinated Debentures;

          (vi) Indebtedness of CanCo under the Campbell Seller Note in an aggregate principal amount not to exceed $3,000,000 (as reduced by any repayments of principal thereof);

          (vii) intercompany Indebtedness among Silgan and its Subsidiaries to the extent permitted by Sections 8.05(vii), (viii), (ix) and (xiv);

          (viii) Indebtedness consisting of Capitalized Lease Obligations (other than by the Receivables Subsidiary) to the extent permitted by Section 8.07;

          (ix) unsecured guarantees by Silgan or any of its Subsidiaries (other than the Receivables Subsidiary) of Silgan's or such Subsidiaries' respective lease obligations under operating leases entered into by any such Person;

          (x) unsecured senior Indebtedness of Silgan ("Additional Permitted Senior Indebtedness") and unsecured subordinated Indebtedness of Silgan ("Additional Permitted Subordinated Indebtedness" and, together with the Additional Permitted Senior Indebtedness, collectively, "Additional Permitted Indebtedness"), in each case the Net Debt Proceeds of which are used solely (I) to finance a Permitted Acquisition (and to pay the fees and expenses related thereto) and to refinance any Indebtedness assumed as part of such Permitted Acquisition (including to pay for all accrued and unpaid interest thereon, any prepayment premium associated therewith and all costs and expenses incurred in connection therewith), (II) to prepay outstanding Revolving Loans and/or Swingline Loans the proceeds of which were initially utilized to finance a Permitted Acquisition (and to pay the fees and expenses related thereto) and/or refinance

     Indebtedness assumed as part of a Permitted Acquisition, in either case pending the incurrence or issuance of such Additional Permitted Indebtedness, (III) to repay outstanding Term Loans pursuant to Section 4.02(h) or (IV) within 60 days after the incurrence thereof to Refinance outstanding Permitted Subordinated Indebtedness or Additional Permitted Senior Indebtedness theretofore issued by Silgan (including to pay for all accrued and unpaid interest thereon, any prepayment premium associated therewith and all costs and expenses incurred in connection therewith) pursuant to a Permitted Debt Repurchase, so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) at least five Business Days prior to the issuance of any such Additional Permitted Indebtedness, Silgan shall have delivered to the Administrative Agent a certificate of its chief financial officer or treasurer detailing the intended use of the proceeds from such Additional Permitted Indebtedness and setting forth (in reasonable detail) the recalculation of the Interest Coverage Ratio and the Total Leverage Ratio on a Pro Forma Basis for the Test Period then most recently ended prior to the date of such issuance for which financial statements have been delivered to the Lenders under this Agreement, and such recalculation shall show that Silgan would have been in compliance with Sections 8.08 and 8.09 as of the last day of such Test Period, (iii) all of the terms and conditions of such Additional Permitted Indebtedness (other than interest rates, but including, without limitation, subordination provisions (but only in the case of Additional Permitted Subordinated Indebtedness), covenants (other than the restricted payments covenant, the debt incurrence covenant and the lien covenant), events of default, remedies, amortizations and maturities) are no less favorable in any material respect to the Lenders (although the subordination provisions contained in any such Additional Permitted Subordinated Indebtedness shall be no less favorable in any respect to the Lenders) or materially more restrictive on Silgan and its Subsidiaries than those terms and conditions contained in the 6-3/4% Senior Subordinated Debenture Documents, and (iv) in the case of Additional Permitted Indebtedness the Net Debt Proceeds of which are to be used to Refinance then outstanding Permitted Subordinated Indebtedness or Additional Permitted Senior Indebtedness, until such proceeds are so used to effect such Refinancing, such proceeds are (x) applied to repay outstanding Revolving Loans and/or Swingline Loans and/or
     (y) placed in a cash collateral account established and maintained by, and pursuant to arrangements satisfactory to, the Administrative Agent;

          (xi) Indebtedness of any Subsidiary of Silgan assumed in connection with a Permitted Acquisition so long as (i) such Indebtedness was not issued or created in contemplation of such acquisition and (ii) all of the terms and conditions of such Indebtedness are reasonably acceptable to the Administrative Agent;

          (xii) Indebtedness of Silgan under Interest Rate Protection Agreements related to Indebtedness otherwise permitted under this Section 8.04;

          (xiii) unsecured guaranties (including any payments made thereunder) by Silgan and its Subsidiaries (other than the Receivables Subsidiary) of obligations of Joint Ventures, Unrestricted Subsidiaries and Subsidiaries of Silgan which are not US Credit Parties (other than the Receivables Subsidiary) in an aggregate amount not to exceed at any time outstanding, when added to the aggregate amount of Investments made pursuant to Section 8.05(xiv), an amount equal to the sum of (I) 20% of the Consolidated Tangible Assets at such time (based on the most recently delivered financial statements pursuant to Section 7.01) and (II) the Permitted Additional Investment Basket Amount at such time (determined without regard to any write-downs or write-offs of such Investments); provided, however, the aggregate amount of all guaranties (and including all payments made thereunder) made pursuant to this Section 8.04(xiii) for the benefit of Unrestricted Subsidiaries, when added to the aggregate amount of all Investments made pursuant to Section 8.05(xiv) in Unrestricted Subsidiaries, shall not exceed $75,000,000;

          (xiv) Indebtedness of Canadian Holdco and/or any of its Foreign Subsidiaries that are organized under the laws of Canada (or any province thereof) under the Canadian Credit Facility so long as the aggregate outstanding principal amount of all term loans, revolving loans, letters of credit and/or bankers acceptances thereunder does not exceed $75,000,000, which Indebtedness may be guaranteed on an unsecured basis by Silgan, Containers and/or Plastics (although the guaranty of Plastics may be secured by the capital stock of Canadian Holdco);

          (xv) Indebtedness permitted by Section 8.01(x);

          (xvi) Indebtedness of the Receivables Subsidiary under the Accounts Receivable Facility to the extent that the obligations thereunder are required to be reflected as a liability on the consolidated balance sheet of Silgan in accordance with accounting principles generally accepted in the United States;

          (xvii) an unsecured guaranty by Silgan, Containers, Containers Operating, CanCo Holding and CanCo of each other's obligations to Campbell Soup under the Campbell Can Acquisition Documents, although such guaranty may be secured by the capital stock of CanCo;

          (xviii) Indebtedness of any Foreign Subsidiary of Silgan (other than Canadian Holdco or any of its Subsidiaries) under lines of credit extended by third Persons to such Foreign Subsidiary the proceeds of which Indebtedness are used for such Foreign Subsidiary's working capital and Capital Expenditure purposes, provided that the aggregate principal amount of all such Indebtedness incurred pursuant to this clause (xviii) shall not exceed $75,000,000 at any time outstanding; and

          (xix) additional Indebtedness of Silgan and its Subsidiaries (other than the Receivables Subsidiary) not otherwise permitted hereunder not exceeding $100,000,000 in aggregate principal amount at any time outstanding.

          Notwithstanding  anything  to the  contrary  contained  above  in this
Section 8.04, so long as the CanCo Restrictions are in effect, (x) in no event shall CanCo or any of its Subsidiaries incur any Indebtedness under clauses
(xi), (xiii) and (xix) of this Section 8.04 and (y) in no event shall Silgan or any of its Subsidiaries guaranty any obligations of CanCo or any of its Subsidiaries to Campbell Soup or any Subsidiary thereof other than as expressly permitted by clause (xvii) of this Section 8.04.

          8.05 Advances; Investments and Loans. None of the Borrowers will, nor will it permit any of its Subsidiaries to, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person or become liable for the purchase or sale of any currency at a future date pursuant to a futures contract or similar agreement (each of the foregoing, an "Investment" and, collectively, "Investments"), or permit any of its Subsidiaries so to do, except that the following shall be permitted:

          (i) such Borrower and its Subsidiaries may acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

          (ii) such Borrower and its Subsidiaries may acquire and hold Cash Equivalents;

          (iii) such Borrower and its Subsidiaries may make loans and advances to their respective officers, employees and agents in the ordinary course of business in an aggregate amount not to exceed $10,000,000 at any one time outstanding (determined without regard to any write-downs or write-offs thereof);

          (iv) such Borrower and its Subsidiaries may establish Subsidiaries to the extent permitted pursuant to Section 8.11;

          (v) Silgan and its Subsidiaries may own the capital stock of their respective Subsidiaries;

          (vi) such Borrower and its Subsidiaries may continue to hold any Investment they held as of the Initial Borrowing Date as set forth on
     Schedule VII, provided that any additional Investments made with respect thereto shall be permitted only if permitted under the other provisions of this Section 8.05;

          (vii) (A) the US Credit Parties may make Intercompany Loans to one another and (B) the Foreign Credit Parties may make Intercompany Loans to one another and to the US Credit Parties so long as (x) in the case of any Intercompany Loans made to a US Credit Party by a Foreign Credit Party, such Intercompany Loans are subordinated to the Obligations of the US Credit Parties on a basis reasonably satisfactory to the Administrative Agent (which, in any event, shall provide that no payments shall be made thereunder upon the occurrence and during the continuance of any Default or Event of Default) and (y) each Intercompany Loan made pursuant to this clause (vii) is evidenced by an Intercompany Note which shall be pledged to the Collateral Agent pursuant to the applicable Security Document;

          (viii) (A) the Credit Parties may make Intercompany Loans to Wholly-Owned Subsidiaries of Silgan which are not US Credit Parties (other than the Receivables Subsidiary) in an aggregate principal amount not to exceed $75,000,000 at any time outstanding (determined without regard to any write-downs or write-offs thereof) and (B) Subsidiaries of Silgan which are not Credit Parties may make Intercompany Loans to one another (other than to the Receivables Subsidiary) and to Silgan and the other Credit

     Parties so long as (x) in the case of any such Intercompany Loans made to Silgan and/or to any other Credit Party, such Intercompany Loans are subordinated to the Obligations on a basis reasonably satisfactory to the Administrative Agent (which, in any event, shall provide that no payment shall be made thereunder upon the occurrence and during the continuance of any Default or Event of Default), and (y) each Intercompany Loan made pursuant to this clause (viii) by a Credit Party is evidenced by an Intercompany Note which shall be pledged to the Collateral Agent pursuant to the applicable Security Document;

          (ix) Silgan and the other US Credit Parties may make Intercompany Loans and/or cash common equity contributions to Wholly-Owned Foreign Subsidiaries of Silgan for the purpose of enabling such Wholly-Owned Foreign Subsidiaries to consummate a Permitted Acquisition (including to refinance any Indebtedness assumed as part of such Permitted Acquisition) so long as (i) any such Intercompany Loan and/or cash common equity contribution is funded with proceeds from Incremental Term Loans incurred by Silgan and/or Revolving Loans or Swingline Loans incurred by a Revolving Borrower; provided, however, no more than $50,000,000 of proceeds of
     Revolving Loans and Swingline Loans in the aggregate may be used to make Investments pursuant to this Section 8.05(ix), and (ii) each such Investment that is made as an Intercompany Loan shall be evidenced by an Intercompany Note that is pledged to the Collateral Agent pursuant to the applicable Security Document;

          (x) the US Credit Parties may make cash common equity contributions to their Subsidiaries which also are US Credit Parties and (B) the Foreign Credit Parties may make cash common equity contributions to their Subsidiaries which also are Foreign Credit Parties;

          (xi) Silgan and its Subsidiaries may make cash capital contributions to their respective Wholly-Owned Foreign Subsidiaries from time to time to the extent and only in the amounts necessary for such Wholly-Owned Foreign Subsidiaries to comply with certain local laws and regulations relating to minimum equity capitalization;

          (xii) Silgan and its Subsidiaries may receive and hold non-cash consideration in connection with any Asset Sale to the extent permitted by
     Section 8.02(vi);

          (xiii) Permitted Acquisitions consisting of stock acquisitions shall be permitted;

          (xiv) so long as no Default or Event of Default then exists or would result therefrom, Silgan and its Wholly-Owned Subsidiaries (other than the Receivables Subsidiary) may make cash Investments in, or transfer assets to, any Joint Venture, Unrestricted Subsidiary or any Subsidiary of Silgan which is not a US Credit Party (other than the Receivables Subsidiary), so long as the aggregate amount of such cash Investments and the fair market value of all other assets so transferred (as determined in good faith by Silgan), when added to the amount of guaranties outstanding under Section 8.04(xiii) (and including any payments made under any such guaranties), does not exceed the sum of (I) 20% of the Consolidated Tangible Assets at such time (based on the most recently delivered financial statements pursuant to Section 7.01) and (II) the Permitted

     Additional Investment Basket Amount at such time (determined (x) without regard to any write-downs or write-offs of any Investments made pursuant to this clause (xiv) and (y) net of cash repayments of principal in the case of loans, sale proceeds in the case of Investments in the form of debt instruments and cash equity returns (whether as a distribution, dividend, redemption or sale) in the case of equity investments in each case with respect to Investments theretofore made pursuant to this clause (xiv)); provided, however, the aggregate amount of all net Investments made pursuant to this Section 8.05(xiv) in Unrestricted Subsidiaries, when added to the aggregate amount of all guaranties outstanding under Section 8.04(xiii) made for the benefit of Unrestricted Subsidiaries (and including any payments made under any such guaranties), shall not exceed $75,000,000; and

          (xv) Silgan and its Subsidiaries may enter into Other Hedging Agreements in the ordinary course of business providing protection against fluctuations in currency values in connection with Silgan's or any of its Subsidiaries' operations so long as management of Silgan or such
     Subsidiary, as the case may be, has determined in good faith that the entering into of such Other Hedging Agreements are bona fide hedging activities and are not for speculative purposes.

          Notwithstanding  anything  to the  contrary  contained  above  in this
Section 8.05, so long as the CanCo Restrictions are in effect, (x) in no event shall CanCo or any of its Subsidiaries be permitted to make any Investments otherwise permitted by clauses (ix), (xiii) and (xiv) of this Section 8.05 and
(y) in no event shall Silgan or any of its other Subsidiaries be permitted to make any Investments in CanCo or any of its Subsidiaries otherwise permitted to be made under this Section 8.05, although Containers and its other Wholly-Owned Subsidiaries may (A) make cash equity Investments in, and Intercompany Loans to, CanCo in an aggregate amount outstanding for all such Investments not to exceed $50,000,000 at any time (determined without regard to any write-downs or write-offs thereof), and (B) make equity Investments in CanCo as, and to the extent, required by Section 7.12 (it being understood and agreed that (i) all Investments made to CanCo as an Intercompany Loan shall be evidenced by an Intercompany Note which shall be pledged to the Collateral Agent under the US Pledge Agreement and (ii) all Investments made in or to CanCo as permitted in this sentence shall be in addition to the Investment amounts permitted by clauses (vii), (viii) and (xiv) of this Section 8.05, provided that no portion of the Investment amounts set forth in such clauses (vii), (viii) and (xiv) may be used to make Investments in CanCo or any of its Subsidiaries).

          8.06 Transactions with Affiliates and Unrestricted Subsidiaries. None of the Borrowers will, nor will it permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate or Unrestricted Subsidiary of such Borrower, other than on terms and conditions substantially as favorable to such Borrower or such Subsidiary as would be obtainable by such Borrower or such Subsidiary at the time in a comparable arm's length transaction with a Person other than an Affiliate, provided that:

          (i) each of Silgan and its Domestic Subsidiaries and Unrestricted Subsidiaries may execute, deliver and perform their obligations under the Tax Sharing Agreement; provided, however, to the extent that any such Unrestricted Subsidiary is a party thereto, such Unrestricted Subsidiary shall be treated no more favorably thereunder than the manner in which any Domestic Subsidiary of Silgan is treated;

          (ii) transactions among Silgan and its Subsidiaries shall be permitted to the extent that such transactions are otherwise not restricted by the terms of this Agreement or any other Credit Document and so long as no minority shareholder in any such Subsidiary that is party to any such transaction is otherwise an Affiliate of Silgan;

          (iii) the payment of reasonable and customary regular fees and granting of options, restricted stock or any other equity based awards to directors of Silgan who are not employees of Silgan or any of its Subsidiaries shall be permitted;

          (iv)  Silgan  and  its   Subsidiaries   may  sell  raw   materials  to
     Unrestricted Subsidiaries for cash and at the same price or prices that Silgan or such Subsidiaries pay for such raw materials; and

          (v) Silgan may provide general corporate, administrative and/or management services to its Subsidiaries and Silgan and its Subsidiaries may provide such services to Unrestricted Subsidiaries and, in each case, may receive compensation therefor.

          Notwithstanding anything to the contrary contained above, this Section
8.06 shall not prohibit (i) the transfer of any assets, the making of any Dividends or the making of any Investments permitted pursuant to Sections 8.02, 8.03, 8.04 and 8.05 or otherwise specifically permitted by the terms of this Agreement or (ii) transactions with Affiliates (A) approved by a majority of the disinterested members of the Board of Directors (or an authorized committee thereof) of Silgan or, to the extent that the value of such transaction is less than $10,000,000, by a majority of the Board of Directors (or an authorized committee thereof) of Silgan or (B) for which Silgan or its respective Subsidiary delivers to the Administrative Agent a written opinion of an unaffiliated nationally recognized investment banking firm stating that such transaction is fair to Silgan or such Subsidiary from a financial point of view, provided that if the value of any such transaction not otherwise permitted under clauses (i) through (vi) of the first paragraph of this Section 8.06 exceeds
$25,000,000, then the foregoing determination must be made in the manner provided in clause (B) above.

          8.07 Capital Expenditures. (a) None of the Borrowers will, nor will it permit any of its Subsidiaries to, make any Capital Expenditure during any period set forth below which exceeds in the aggregate for Silgan and its Subsidiaries the amount set forth opposite such period below:

            Period                                  Amount
            ------                                  ------

            Initial Borrowing Date through
               December 31, 2005                 $75,000,000
            Calendar Year ended
               December 31, 2006                $125,000,000
            Calendar Year ended
                ecember 31, 2007                $125,000,000
            Calendar Year ended

            Period                                  Amount
            ------                                  ------

               December 31, 2008                $125,000,000
            Calendar Year ended
               December 31, 2009                $125,000,000
            Calendar Year ended
               December 31, 2010                $125,000,000
            Calendar Year ended
               December 31, 2011                $125,000,000
            Calendar Year ended
               December 31, 2012                $125,000,000


          Notwithstanding  anything  to the  contrary  contained  above  in this
Section 8.07, (i) each of the amounts set forth in the table above shall be increased at the time of any Permitted Acquisition by an amount equal to 10% of the annual sales of the Person or assets acquired as part of such Permitted Acquisition for the most recently ended consecutive four quarter period of such Person prior to such Permitted Acquisition (provided that in the case of a Permitted Acquisition effected after the first day of any calendar year, the actual additional amount permitted to be expended pursuant to this clause (i) in such calendar year shall be the amount set forth above in this clause (i) multiplied by a fraction, the numerator of which is the number of days remaining during such calendar year and the denominator of which is 365) and (ii) to the extent that Capital Expenditures made during any period set forth in the table above are less than the amount set forth opposite such period in the table above (as adjusted pursuant to preceding clause (i)), such amount (the "Carryover Amount") may be carried forward and utilized to make Capital Expenditures in excess of the amount permitted in the table above (as adjusted pursuant to preceding clause (i)) in the immediately succeeding two calendar years but not in any calendar year thereafter, it being understood and agreed that any Capital Expenditures made in such immediately succeeding calendar years shall be deemed to have first utilized the Carryover Amount from a preceding calendar year (and with the oldest Carryover Amounts from a preceding fiscal year being deemed utilized first).

          (b) In addition to the Capital Expenditures permitted pursuant to preceding clause (a) and succeeding clauses (c) and (d), in the event that Silgan and its Subsidiaries have made Capital Expenditures in any calendar year pursuant to clause (a) above in an amount equal to the maximum aggregate amount permitted to be made by Silgan and its Subsidiaries during such calendar year and so long as no Default or Event of Default then exists, Silgan and its Subsidiaries may utilize up to 100% of the applicable permitted scheduled Capital Expenditure amount as set forth in clause (a) above for the immediately succeeding calendar year to make additional Capital Expenditures in the then current calendar year.

          (c) In addition to the Capital Expenditures permitted pursuant to preceding clauses (a) and (b) and succeeding clause (d), Capital Expenditures made with any of the following shall be permitted: (i) proceeds utilizing the Net Equity Proceeds Amount at such time, (ii) Net Insurance Proceeds (except to the extent that such proceeds are required to be applied pursuant to Section 4.02(g)), (iii) proceeds utilizing the Retained Excess Cash Flow Amount at such time and (iv) Net Sale Proceeds from any Asset Sale or sale and leaseback transaction to the extent that such Net Sale Proceeds are not required to be used by Silgan or any of its Subsidiaries to repay any Indebtedness (or reduce any unutilized commitments in respect thereof).

          (d) In addition to the Capital Expenditures permitted pursuant to preceding clauses (a), (b) and (c), Capital Expenditures made in connection with plant rationalizations associated with any Permitted Acquisition shall be permitted so long as (i) such Capital Expenditures are of the type that would have been recorded under generally accepted accounting principles as a purchase accounting liability prior to EITF 95-3 and (ii) the aggregate amount thereof does not exceed $15,000,000 in any calendar year.

          8.08 Interest Coverage Ratio. None of the Borrowers will permit the Interest Coverage Ratio for any Test Period ended on the last day of a fiscal quarter of Silgan to be less than 3.00:1.00.

          8.09 Total Leverage Ratio. None of the Borrowers will permit the Total Leverage Ratio for any Test Period ended on the last day of a fiscal quarter of Silgan to be greater than 4.00:1.00.

          8.10 Limitation on Voluntary Payments and Modifications of Certain Indebtedness; Modifications of Certain Documents; Certificate of Incorporation; By-Laws and Certain Other Agreements; etc. None of the Borrowers will, nor will it permit any of its Subsidiaries to, (i) make any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) or exchange any 6-3/4% Senior Subordinated Debentures or any Additional Permitted Indebtedness, or make any purchase, redemption or acquisition for value of (or any offer to purchase, redeem or acquire) any 6-3/4% Senior Subordinated Debentures or any Additional Permitted Indebtedness, whether as a result of a Change of Control, the consummation of asset sales or otherwise; provided, however, that Silgan may Refinance outstanding Permitted Subordinated Indebtedness or Additional Permitted Senior Indebtedness through Permitted Debt Repurchases, (ii) amend or modify, or permit the amendment or modification of, any provision of the 6-3/4% Senior Subordinated Debenture Documents or any Additional Permitted Indebtedness Documents other than any amendments or modifications which could not reasonably be expected to be adverse to the interests of the Lenders and which have been approved by the Administrative Agent, (iii) after the execution or delivery thereof, amend or modify, or permit the amendment or modification of, any provision of the Accounts Receivable Facility Documents other than any amendments or modifications thereto which could not reasonably be expected to be adverse to the interests of the Lenders or (iv) amend, modify or change its certificate of incorporation (including, without limitation, by the filing or modification of any certificate of designation) or by-laws (or equivalent organizational documents) other than amendments, modifications or changes thereto which could not reasonably be expected to be adverse to the interests of the Lenders. In addition to the foregoing, none of the Borrowers will, nor will it permit any of its Subsidiaries to, (i) make any voluntary or optional payment or prepayment on or redemption or acquisition for value of or exchange the Campbell Seller Note or (ii) amend or modify, or permit the amendment or modification of, any provision of the Campbell Seller Note, the Campbell Can Guaranty, Section 6(b) of the Campbell Can Pledge Agreement or any Campbell Can Acquisition Document to the extent that such amendment or modification would decrease the purchase price required to be paid by Campbell Soup or a Subsidiary thereof for the capital stock or assets of CanCo and its Subsidiaries upon the exercise of its remedies under the Campbell Can Acquisition Documents, change the assets on which Campbell Soup has a Lien or an option to purchase or alter in any way the obligation of Campbell Soup or a Subsidiary thereof to repay in full all Obligations (other than accrued Fees) of CanCo up to the CanCo Permitted Debt Amount or, with respect to accrued Fees of CanCo, the obligation of Containers or any other Borrower other than CanCo to repay in full all such accrued Fees, upon the exercise by Campbell Soup of its remedies under the Campbell Can Pledge Agreement.

          8.11 Creation of Subsidiaries and Unrestricted Subsidiaries. None of the Borrowers will, nor will it permit any of its Subsidiaries to, establish, create or acquire after the Initial Borrowing Date any Subsidiary or Unrestricted Subsidiary; provided, however, Silgan and its Wholly-Owned
Subsidiaries shall be permitted to (I) establish or create Wholly-Owned Subsidiaries, (II) establish, create or acquire Unrestricted Subsidiaries to the extent permitted by Section 8.05(xiv), (III) acquire Subsidiaries which are at least 80% owned by Silgan and its Wholly-Owned Subsidiaries to the extent permitted by Section 8.02(x) and (IV) acquire or create other non-Wholly-Owned Subsidiaries to the extent permitted by Section 8.05(xiv), so long as (i) in the case of preceding clauses (I), (II), (III) and (IV), at least 10 Business Days' prior written notice thereof is given to the Administrative Agent (or such shorter period of time as is acceptable to the Administrative Agent), (ii) the capital stock of such new Subsidiary or Unrestricted Subsidiary is pledged pursuant to (and to the extent required by) the applicable Security Document, and the certificates representing such stock, together with stock powers duly executed in blank, are delivered to the Collateral Agent, (iii) in the case of a Domestic Subsidiary, such new Domestic Subsidiary executes and delivers a counterpart of the US Borrowers/Subsidiaries Guaranty, the US Pledge Agreement and the US Security Agreement, (iv) in the case of any Foreign Subsidiary that is (or is required to become) a Foreign Credit Party, such new Foreign Subsidiary executes and delivers counterparts of the applicable Foreign Security Documents (or new Foreign Security Documents) and Related Foreign Company
Guaranty, and (v) such new Subsidiary takes all such other actions as may be required by Section 7.09. In addition, Silgan will cause each new Subsidiary that is required to become a Credit Party to deliver to the Administrative Agent all other relevant documentation of the type described in Sections 5.01(c), (d) and (i)(2) as such new Subsidiary would have had to deliver if it were a Credit Party on the Initial Borrowing Date. In addition, at such time (if any) as Silgan Lodi conducts any operations or owns or acquires any assets (other than immaterial assets), Silgan shall cause Silgan Lodi to take all such actions otherwise required above in this Section 8.11 as if Silgan Lodi were a newly established, created or acquired Domestic Subsidiary. Notwithstanding anything to the contrary contained in this Section 8.11, so long as the CanCo Restrictions are in effect, in no event shall CanCo or any of its Subsidiaries establish, create or acquire any Subsidiary or Unrestricted Subsidiary.

          8.12 Limitation on Restrictions on Subsidiary Dividends and Other Distributions. None of the Borrowers will, nor will it permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits, owned by such Borrower or any Subsidiary of such Borrower, or pay any Indebtedness owed to such Borrower or a Subsidiary of such Borrower, (b) make loans or advances to such Borrower or (c) transfer any of its properties or assets to such Borrower, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) the 6-3/4% Senior Subordinated Debenture Documents or any Additional Permitted Indebtedness Documents (so long as such restrictions are no more restrictive in any material respect than those set forth in the 6-3/4% Senior Subordinated Debenture Documents), (iv) customary provisions restricting subletting or assignment of any lease or other contract of such Borrower or a Subsidiary of such Borrower, (v) restrictions on the transfer of any asset subject to a Lien permitted by Section 8.01, (vi) restrictions on the Receivables Subsidiary to the extent set forth in the Accounts Receivable Facility Documents, (vii) agreements with principal customers of Silgan and its Subsidiaries restricting the transfer of assets substantially dedicated to products sold to such customers (although such restrictions shall not apply to the granting of Liens pursuant to the Security Documents), (viii) restrictions imposed on Canadian Holdco and its Subsidiaries pursuant to the Canadian Credit Facility, (ix) customary restrictions imposed by any agreement or instrument governing Indebtedness of any Foreign Subsidiary incurred under Section 8.04(xviii) so long as (A) such restrictions are not applicable to any Subsidiary of Silgan other than the Foreign Subsidiary incurring such Indebtedness and its Foreign Subsidiaries and (B) Silgan has made a good faith determination that the imposition of such restrictions could not reasonably be expected to cause Silgan or any of its other Subsidiaries to fail to comply with all of their respective obligations under agreements which they are a party to or subject to (including, but not limited to, the Credit Documents, the 6-3/4% Senior Subordinated Debenture Documents and any Additional Permitted Indebtedness Documents), and (x) restrictions only of the type described in clauses (a), (b) and (c) above in this Section 8.12 which are imposed on any Subsidiary of Silgan acquired pursuant to a Permitted Acquisition to the extent such restrictions are set forth in any Indebtedness assumed in connection with such Permitted Acquisition so long as such restrictions are not applicable to any Subsidiary of Silgan other than the Subsidiary being acquired and such restrictions were not created or imposed in connection with or in contemplation of such Permitted Acquisition.

          8.13 Limitation on Issuances of Capital Stock. (a) None of the Borrowers will permit any of its Subsidiaries to issue any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except for (i) transfers and replacements of then outstanding shares of capital stock, (ii) stock splits, stock dividends and similar issuances which do not decrease the percentage ownership of such Borrower or any of its Subsidiaries in any class of the capital stock of such Subsidiary, (iii) issuances of common stock by Wholly-Owned Subsidiaries of Silgan to Silgan or a Wholly-Owned Domestic Subsidiary thereof, (iv) issuances of common stock by Foreign Subsidiaries of Silgan to Silgan or a Wholly-Owned Subsidiary thereof, (v) issuances of common stock by newly created Subsidiaries in accordance with the terms of this Agreement and (vi) in the case of Foreign Subsidiaries of Silgan, nominal shares to local nationals and to qualify directors, in each case to the extent required by applicable law.

          (b) None of the Borrowers will, nor will it permit any of its Subsidiaries to, issue any class of (i) preferred stock other than Qualified Preferred Stock of Silgan or (ii) redeemable common stock other than at the sole option of such Borrower or such Subsidiary.

          8.14 Business. (a) None of the Borrowers will, nor will any Borrower permit any of its Subsidiaries or Unrestricted Subsidiaries to, engage (directly or indirectly) in any business other than the packaging business and businesses reasonably related, ancillary or complementary thereto.

          (b) Notwithstanding anything to the contrary contained in this Agreement, the Borrowers will not permit the Receivables Subsidiary to engage in any business activities (including, but not limited to, making acquisitions or Investments) or incur or assume any liabilities other than, in each case, solely in connection with the transactions contemplated by the Accounts Receivable Facility Documents.

          (c) Notwithstanding anything to the contrary contained in this Agreement, so long as the CanCo Restrictions are in effect, CanCo Holding (1) will hold no assets other than the capital stock of CanCo and Intercompany Loans to Silgan and its other Subsidiaries otherwise permitted to be made under this Agreement and engage in no business other than (i) those activities that are incidental to (x) the maintenance of its corporate existence in compliance with applicable law, (y) legal, tax and accounting matters in connection with any of the permitted activities under this clause (c) and (z) the entering into, and performing its obligations under, this Agreement, the other Credit Documents to which it is a party and the Campbell Can Acquisition Documents to which it is a party and (2) may in no event transfer the capital stock of CanCo to Silgan or any other Subsidiary or Affiliate.

          8.15 Change of Name. None of the Borrowers will, nor will it permit any of its Subsidiaries which are Credit Parties to, change its legal name or jurisdiction of organization unless and until (i) it shall have given to the Administrative Agent and the Collateral Agent at least 10 days' prior written notice of its intention so to do, clearly describing such new name and/or jurisdiction of organization and providing such other information in connection therewith as the Administrative Agent and the Collateral Agent may reasonably request, and (ii) with respect to such new name and/or jurisdiction of organization, it shall have taken all action, reasonably satisfactory to the Administrative Agent and the Collateral Agent, to maintain the security interests granted by any Borrower or any such other Credit Party to the Collateral Agent in the Collateral pursuant to any Security Document at all times fully perfected and in full force and effect.

          8.16 Designated Senior Indebtedness. Silgan will not designate any Indebtedness, other than the Obligations, as "Designated Senior Indebtedness" for purposes of the 6-3/4% Senior Subordinated Debentures or any Additional Permitted Subordinated Indebtedness.

          Section 9. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

          9.01 Payments. Any Borrower shall (i) default in the payment when due of any Unpaid Drawings or of any principal of the Loans or the Notes, or (ii) default, and such default shall continue unremedied for three or more Business Days, in the payment when due of any interest on Unpaid Drawings or of any interest on the Loans or the Notes or of any Fees or any other amounts owing hereunder or thereunder; or

          9.02 Representations, etc. Any representation, warranty or statement made or deemed made by any Credit Party herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue or inaccurate in any material respect on the date as of which made or deemed made; or

          9.03 Covenants. Any Credit Party shall (i) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Sections 9.01 and 9.02 and clause (ii) of this Section 9.03) contained in this Agreement and such default shall continue unremedied for a period of 30 days after written notice to the Borrowers by the Administrative Agent or the Required Lenders or (ii) default in the due performance or observance by it of any term, covenant or agreement contained in Section 7.01(f)(i), 7.07, 7.12 or Section 8 and, in the case of a default pursuant to
Section 7.12, such default shall continue unremedied for a period of 14 days; or

          9.04 Default Under Other Agreements. (i) Any Borrower or any of its Subsidiaries shall (x) default in any payment of any Indebtedness (other than the Obligations and the Intercompany Notes) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (y) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Obligations and the Intercompany Notes) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required but giving effect to any grace period), any such Indebtedness to become due prior to its stated maturity or (ii) any Indebtedness of any Borrower or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, provided that it shall not constitute an Event of Default under this Section 9.04 unless the aggregate amount of all Indebtedness referred to in clauses (i) and (ii) above equals or exceeds $10,000,000; or

          9.05 Bankruptcy, etc. Any Borrower or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against any Borrower or any of its Subsidiaries, and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of any Borrower or any of its Subsidiaries, or any Borrower or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to any Borrower or any of its Subsidiaries, or there is commenced against any Borrower or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days, or any Borrower or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or any Borrower or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or any Borrower or any of its

Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by any Borrower or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

          9.06 ERISA. (i) (a) A single-employer plan (as defined in Section 4001(a)(15) of ERISA) established by any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate shall fail to maintain the minimum funding standard required by Section 412 of the Code for any plan year or part thereof or a waiver of such standard or the extension of any amortization period is sought or granted under Section 412 of the Code, (b) any Plan is, shall have been or is likely to be terminated or the subject of termination proceedings under ERISA or an event has occurred entitling the PBGC to terminate a Plan under Section 4042(a) of ERISA, (c) any Plan other than a Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) shall have an Unfunded Current Liability, (d) any Borrower, any Subsidiary of any Borrower or an ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under Section 515, 4062, 4063, 4064, 4201 or 4204 of ERISA or
(e) a contribution required to be made with respect to a Foreign Pension Plan has not been timely made, or any Borrower or any Subsidiary of any Borrower has incurred liabilities pursuant to one or more Foreign Pension Plans; (ii) there shall result from any such event or events described in clause (i) (x) the imposition of a lien upon the assets of any Borrower, any Subsidiary of any Borrower or an ERISA Affiliate, (y) the provision of security to induce the issuance of a waiver or extension of any funding requirement under Section 412 of the Code, or (z) liability or a material risk of incurring liability to the PBGC or the Internal Revenue Service or a Plan or a trustee appointed under ERISA; and (iii) the events described in clauses (i) and (ii), in the opinion of the Required Lenders, could reasonably be expected to have a Material Adverse Effect; or

          9.07 Guaranties. Any Guaranty or any provision thereof shall cease to be in full force or effect, or any Guarantor, or any Person acting by or on behalf of such Guarantor, shall deny or disaffirm its obligations under any Guaranty to which it is party, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any Guaranty to which it is party; or

          9.08 Security Documents. Any Security Document shall, after the execution and delivery thereof, cease to be in full force and effect, or shall cease to give the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all the Collateral covered thereby except as provided in such Security Document), in favor of the Collateral Agent for the benefit of the respective Secured Creditors, in each case superior to and prior to the rights and Liens of all third Persons (other than Permitted Liens), or any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any Security Document beyond the period of grace, if any, provided for therein; or

          9.09 Judgments. One or more judgments or decrees shall be entered against any Borrower or any of its Subsidiaries involving, when added to any other judgments or decrees against any Borrower and its Subsidiaries, a liability (not paid or fully covered by a reputable and solvent insurance company) of $10,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days from the entry thereof; or

          9.10 Change of Control. A Change of Control shall occur; or

          9.11 Accounts Receivable Facility. After the execution and delivery thereof, (i) the Receivables Subsidiary shall default in any payment of any amounts beyond the period of grace, if any, provided in the Accounts Receivable Facility Documents or (ii) Silgan or any of its Subsidiaries shall default in the observance or performance of any agreement or condition contained in the Accounts Receivable Facility Documents to which they are a party, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of the obligations of the Receivables Subsidiary under the Accounts Receivable Facility (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required but giving effect to any grace period), the Accounts Receivable Facility to become due (or unwind) prior to its stated maturity or (iii) the obligations of the Receivables Subsidiaries under the Accounts Receivable Facility shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written request of the Required Lenders, shall by written notice to the Borrowers, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Lender or the holder of any Note to enforce its claims against any Borrower (provided that, if an Event of Default specified in Section 9.05 shall occur with respect to any Borrower, the result which would occur upon the giving of written notice by the Administrative Agent to the Borrowers as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon all Commitments shall forthwith terminate immediately and any Commitment Commission shall forthwith become due and payable without any other notice of any kind;
(ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each of the Borrowers; (iii) exercise any rights or remedies under any of the Guaranties and/or in its capacity as Collateral Agent under any of the Security Documents; (iv) direct the Revolving Borrowers to pay (and the Revolving Borrowers agree that upon receipt of such notice they will pay) to the Administrative Agent at the Payment Office such additional amount of cash (in the respective Currencies in which such Letters of Credit are denominated), to be held as security by the Administrative Agent in the Cash Collateral Account, as is equal to the aggregate Stated Amount of all then outstanding Letters of Credit; and (v) terminate any Letter of Credit which may be terminated in accordance with its terms.

          Section 10. Definitions and Accounting Terms.


          10.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "A Term Loan" shall have the meaning provided in Section 1.01(a).

          "A Term Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I directly below the column entitled "A Term Loan Commitment", as same may be (x) terminated pursuant to
Section 3.03 or 9 or (y) adjusted from time to time as a result of assignments to or from such Lender prior to the Initial Borrowing Date pursuant to Sections
1.13 and/or 12.04(b).

          "A Term Loan Maturity Date" shall mean June 30, 2011.

          "A Term Loan Scheduled  Repayment"  shall have the meaning provided in
Section 4.02(b).

          "A Term Note" shall have the meaning provided in Section 1.05(a).

          "Accounts Receivable Facility" shall mean the transactions contemplated by the Accounts Receivable Facility Documents pursuant to which the Designated Credit Parties sell their accounts receivable and related assets to the Receivables Subsidiary for resale by the Receivables Subsidiary as part of a customary asset securitization transaction involving accounts receivable and related assets.

          "Accounts Receivable Facility Documents" shall mean the pooling and servicing agreement, the receivables purchase agreement and each of the other documents and agreements entered into in connection with the Accounts Receivable Facility, all of the terms and conditions of which shall be required to be reasonably satisfactory in form and substance to the Agents (it being understood that at least 15 Business Days prior to the entering into of any Accounts Receivable Facility, drafts of the Accounts Receivable Facility Documents with respect thereto shall be distributed to the Agents for their review, and the Agents shall receive all subsequent drafts of such Accounts Receivable Facility Documents).

          "Additional Collateral" shall mean any assets or properties of any Credit Party given as collateral pursuant to any Additional Security Document.

          "Additional Permitted Indebtedness" shall have the meaning provided in
Section 8.04(x).

          "Additional Permitted Indebtedness Documents" shall mean all indentures, securities purchase agreements, note agreements and other documents and agreements entered into in connection with any Additional Permitted Indebtedness.

          "Additional Permitted Senior Indebtedness" shall have the meaning provided in Section 8.04(x).

          "Additional  Permitted  Subordinated   Indebtedness"  shall  have  the
meaning provided in Section 8.04(x).

          "Additional  Security  Documents"  shall have the meaning  provided in
Section 7.09(a) and shall include any additional security documentation executed and delivered pursuant to Sections 7.10 and/or 8.11.

          "Adjusted Consolidated Net Income" shall mean, for any period, Consolidated Net Income of Silgan and its Subsidiaries for such period plus the amount of all net non-cash charges (including, without limitation, depreciation, amortization, deferred tax expense, non-cash interest expense, write-downs of inventory and other non-cash charges) that were deducted in (or excluded from) arriving at the Consolidated Net Income of Silgan and its Subsidiaries for such period less the amount of all net non-cash gains and gains from sales of assets (other than sales of inventory in the ordinary course of business) that were added in arriving at said Consolidated Net Income for such period.

          "Administrative Agent" shall have the meaning provided in the first paragraph of this Agreement, and shall include any successor Administrative Agent appointed pursuant to Section 11.09.

          "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including, but not limited to, all directors and officers of such Person), controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agents" shall mean and include the Administrative Agent and Bank of America, N.A. in its capacity as a Co-Syndication Agent.

          "Aggregate RL Exposure" shall mean, at any time, the sum of (i) the aggregate principal amount of all Revolving Loans then outstanding (for this purpose, using the Dollar Equivalent of each Primary Alternate Currency Revolving Loan then outstanding), (ii) the aggregate amount of all Letter of Credit Outstandings at such time, and (iii) the aggregate principal amount of all Swingline Loans then outstanding.

          "Agreement" shall mean this Credit Agreement, as same may be modified, supplemented or amended from time to time.

          "Alternate Currency" shall mean each Currency other than Dollars.

          "Alternate Currency Incremental Term Loan" shall mean each Incremental Term Loan denominated in an Alternate Currency.

          "Alternate   Currency  Loan"  shall  mean  each   Alternate   Currency
Incremental Term Loan and/or Primary Alternate Currency Revolving Loan, as the context may require.

          "Applicable Commitment Commission Percentage" and "Applicable Margin" shall mean: (A) with respect to B Term Loans maintained as (x) Base Rate Loans, 0.25% per annum, and (y) Eurodollar Loans, 1.25% per annum, and (B) from and after any Start Date to and including the corresponding End Date, (i) with respect to the Commitment Commission, the respective per annum percentage set forth below under the column "Applicable Commitment Commission Percentage" and
(ii) with respect to A Term Loans, Revolving Loans and Swingline Loans, the respective percentage per annum set forth below under the respective Tranche and Type of Loans and (in the case of preceding clauses (i) and (ii)) opposite the respective Level

(i.e., Level 1, Level 2, Level 3, Level 4, Level 5 or Level 6, as the case may be) indicated to have been achieved on an applicable Test Date for such Start Date (as shown in the respective officer's certificate delivered pursuant to Section 7.01(e) or the first proviso below):



                                                             A Term Loans and
                                                              Revolving Loans      A Term Loans and        Applicable
                                                            maintained as Base      Revolving Loans        Commitment
                                Total                         Rate Loans and         maintained as         Commission
   Level                   Leverage Ratio                     Swingline Loans       Euro Rate Loans        Percentage
   -----                   --------------                     ---------------       ---------------        ----------
     1       Less than 1.50:1.00                                   0.00%                 0.75%               0.20%

     2       Greater than or equal to 1.50:1.00 but
             less than 2.00:1.00                                   0.00%                 0.875%              0.20%

     3       Greater than or equal to 2.00:1.00 but
             less than 2.50:1.00                                   0.00%                 1.00%               0.25%

     4       Greater than or equal to 2.50:1.00 but
             less than 3.00:1:00                                   0.125%                1.125%              0.30%

     5       Greater than or equal to 3.00:1.00 but
             less than 3.50:1:00                                   0.25%                 1.25%               0.375%

     6       Greater than or equal to 3.50:1.00                    0.50%                 1.50%               0.50%


; provided, however, that if Silgan fails to deliver the financial statements required to be delivered pursuant to Section 7.01(a) or (b) (accompanied by the officer's certificate required to be delivered pursuant to Section 7.01(e) showing the applicable Total Leverage Ratio on the relevant Test Date) on or prior to the respective date required by such Sections, then Level 6 pricing shall apply until such time, if any, as the financial statements required as set forth above and the accompanying officer's certificate have been delivered showing the pricing for the respective Margin Reduction Period is at a level which is less than Level 6 (it being understood that, in the case of any late delivery of the financial statements and officer's certificate as so required, any reduction in the Applicable Commitment Commission Percentage or in the Applicable Margin shall apply only from and after the date of the delivery of the complying financial statements and officer's certificate); provided further, that Level 6 pricing shall apply at all times when a Specified Default or an Event of Default is in existence. Notwithstanding anything to the contrary contained in the immediately preceding sentence (other than the further proviso thereof), (A) Level 4 pricing shall apply for the period from the Initial Borrowing Date through, but not including, the first Start Date after the Initial Borrowing Date, and (B) with respect to each Tranche of Incremental Term Loans (to the extent then outstanding), the Applicable Margin shall be that percentage set forth in, or calculated in accordance with, Section 1.14 and the relevant Incremental Term Loan Commitment Agreement.

          "Applicable Currency" shall mean, (i) for any Tranche of Incremental Term Loans, the Currency for such Tranche designated in the Incremental Term Loan Commitment Agreement for such Tranche, (ii) for A Term Loans, B Term Loans and Swingline Loans,

Dollars, and (iii) for Revolving Loans and Letters of Credit, Dollars and each Primary Alternate Currency.

          "Asset Sale" shall mean any sale, transfer or other disposition by Silgan or any of its Subsidiaries to any Person other than to Silgan or a Wholly-Owned Subsidiary of Silgan of any asset (including, without limitation, any capital stock or other securities of, or equity interests in, another Person) other than sales of assets pursuant to Sections 8.02 (i), (ii), (iv) and
(v).

          "Assignment and Assumption Agreement" shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit K (appropriately completed).

          "Associated Costs Rate" shall mean the percentage rate per annum to be charged in addition to the interest rate which is intended to compensate each Lender for the cost to such Lender of compliance with (a) the cash ratios and special deposit requirements of the Bank of England and/or the banking supervision or other costs imposed by the UK Financial Services Authority (or in either case, any other authority which replaces all or any of its functions), determined in accordance with Schedule VIII, and (b) any reserve asset requirements of the European Central Bank.

          "B Lenders" shall have the meaning provided in Section 4.02(l).

          "B Term Loan" shall have the meaning provided in Section 1.01(b).

          "B Term Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I directly below the column entitled "B Term Loan Commitment," as same may be (x) terminated pursuant to
Section 3.03 or 9 or (y) adjusted from time to time as a result of assignments to or from such Lender prior to the Initial Borrowing Date pursuant to Sections
1.13 and/or 12.04(b).

          "B Term Loan Maturity Date" shall mean June 30, 2012.

          "B Term Loan Scheduled  Repayment"  shall have the meaning provided in
Section 4.02(c).

          "B Term Note" shall have the meaning provided in Section 1.05(a).

          "Bankruptcy Code" shall have the meaning provided in Section 9.05.

          "BAS" shall mean Banc of America  Securities  Inc., in its  individual
capacity,  and  any  successor  entity  thereto  by  merger,   consolidation  or
otherwise.

          "Base Rate" shall mean, at any time, the higher of (i) 1/2 of 1% in excess of the Federal Funds Rate at such time and (ii) the Prime Lending Rate at such time.

          "Base Rate Loan" shall mean (i) each Swingline Loan and (ii) any other Loan (other than an Alternate Currency Loan except as otherwise provided in Section 1.16) designated or deemed designated as a Base Rate Loan by the respective Borrower at the time of the incurrence thereof or conversion thereto.

          "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

          "Borrowing" shall mean the borrowing of one Type of Loan of a single Tranche from all the Lenders having Commitments of the respective Tranche (or from the Swingline Lender in the case of Swingline Loans) on a given date (or resulting from a conversion or conversions on such date) having in the case of Euro Rate Loans the same Interest Period; provided that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans.

          "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on or with respect to, Euro Rate Loans, any day which is a Business Day described in clause (i) above and which is also (A) a day for trading by and between banks in the relevant interbank market and which shall not be a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close in the city where the applicable Payment Office of the Administrative Agent is located in respect of such Euro Rate Loans and (B) in relation to any payment in Euros, a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open.

          "Calculation Period" shall mean the Test Period most recently ended on or prior to the date that any determination is required to be made hereunder on a Pro Forma Basis.

          "Campbell  Can   Acquisition"   shall  mean  the  prior   purchase  of
substantially all of the prior steel manufacturing assets of Campbell Soup by CanCo in accordance with the Campbell Can Acquisition Documents.

          "Campbell Can Acquisition Documents" shall mean (i) the Purchase Agreement by and among Campbell Soup, CanCo and Containers, (ii) the Campbell Can Pledge Agreement, (iii) the Campbell Can Guaranty, (iv) the Campbell Can Supply Agreement, (v) the Campbell Seller Note, (vi) the Shared Services Agreement by and among Campbell Soup, CanCo and Containers, (vii) the Labor Supply Agreement by and among Campbell Soup, CanCo and Containers, (viii) the Intercompany Agreement by and among Containers, Manufacturing, CanCo and Campbell Soup, (ix) all leases by and among CanCo, Containers and Campbell Soup,
(x) CanCo's certificate of incorporation and (xi) CanCo's bylaws.

          "Campbell Can Guaranty" shall mean the guaranty entered into in connection with the Campbell Can Acquisition which was made by Silgan, Containers, Manufacturing, CanCo and CanCo Holding in favor of Campbell Soup.

          "Campbell Can Pledge Agreement" shall mean the Pledge and Rights Agreement entered into in connection with the Campbell Can Acquisition by and among CanCo Holding, Containers, CanCo and Campbell Soup.

          "Campbell Can Supply Agreement" shall mean the Supply Agreement entered into in connection with the Campbell Can Acquisition by and among Containers, CanCo, CanCo Holding and Campbell Soup.

          "Campbell Seller Note" shall mean the promissory note issued by CanCo to Campbell Soup in an aggregate principal amount of $3,000,000, which note is due on May 31, 2008 and bears interest at a rate of 16-2/3% per annum (which interest is payable quarterly in arrears).

          "Campbell Soup" shall mean Campbell Soup Company, a New Jersey corporation.

          "Canadian Credit Facility" shall mean a credit facility entered into by Canadian Holdco and/or its Foreign Subsidiaries organized under the laws of Canada (or any province thereof) and satisfying the requirements of Section 8.04(xiv).

          "Canadian Holdco" shall mean 827599 Ontario Inc., an Ontario corporation and a Wholly-Owned Subsidiary of Plastics, or any other Wholly-Owned Foreign Subsidiary or Subsidiaries of Plastics organized under the laws of Canada (or any province thereof) which replace 827599 Ontario Inc. as the ultimate Canadian parent or parent companies of Silgan Plastics Canada.

          "CanCo" shall have the meaning provided in the first paragraph of this Agreement.

          "CanCo Holding" shall mean Silgan Corporation, a Delaware corporation.

          "CanCo Included Debt" shall mean all Indebtedness of CanCo that is required to be included in the calculation of the CanCo Permitted Debt Amount.

          "CanCo Permitted Debt Amount" shall mean, at any time, the "Permitted Debt Amount" calculated at such time under, and as defined in, CanCo's certificate of incorporation (as such certificate of incorporation was in effect on June 3, 1998).

          "CanCo Restrictions" shall mean, collectively, (i) the restrictions imposed on CanCo pursuant to the applicable Campbell Can Acquisition Documents limiting CanCo's ability to (x) guaranty the Obligations of the other Borrowers pursuant to the US Borrowers/Subsidiaries Guaranty and to secure such guaranty pursuant to the applicable Security Documents and (y) become jointly and severally liable with the other Credit Parties as provided for in this Agreement and in certain of the other Credit Documents, (ii) the pledge of the capital stock of CanCo pursuant to the applicable Campbell Can Acquisition Documents and
(iii) the contractual right of Campbell Soup or any Affiliate thereof to purchase the capital stock of CanCo or any of the assets of CanCo (other than inventory in the ordinary course of business in accordance with supply arrangements) whether upon the occurrence of a Triggering Event or otherwise.

          "CanCo Revolving Sub-Limit" shall mean, initially, $75,000,000, with the amount of the CanCo Revolving Sub-Limit to be reduced from time to time thereafter by the principal amount of any repayment required to be made under Section 4.02(o) or 4.02(q) (whether or not any Revolving Loans or Swingline Loans are actually outstanding at such time); provided that, notwithstanding anything to the contrary contained above, but except as provided below, the CanCo Revolving Sub-Limit shall not be reduced to below $25,000,000. Notwithstanding the foregoing, the CanCo Revolving Sub-Limit shall be reduced to zero upon any requirement to repay all outstanding Revolving Loans and Swingline Loans incurred by CanCo pursuant to Section 4.02(q) (whether or not any Revolving Loans or Swingline Loans are actually outstanding at such time).

          "Capital Expenditures" shall mean, with respect to any Person, all expenditures by such Person which should be capitalized in accordance with generally accepted accounting principles and, without duplication, the amount of all Capitalized Lease Obligations incurred by such Person (but excluding any such expenditures that constitute Permitted Acquisitions).

          "Capitalized Lease Obligations" shall mean, with respect to any Person, all rental obligations of such Person which, under accounting principles generally accepted in the United States, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles.

          "Carryover Amount" shall have the meaning provided in Section 8.07(a).

          "Cash Collateral Account" shall have the meaning provided in Section 4.02(a).

          "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) time deposits, certificates of deposit and money market deposits of any commercial bank incorporated in the United States of recognized standing having capital and surplus in excess of $50,000,000 with maturities of not more than one year from the date of acquisition by such Person or any money-market fund sponsored by a registered broker dealer or mutual fund distributor, (iii) repurchase obligations with a term of not more than thirty days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by the parent corporation of any commercial bank (provided that the parent corporation and the commercial bank are both incorporated in the United States) of recognized standing having capital and surplus in excess of $500,000,000 and commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's and in each case maturing not more than one year after the date of acquisition by such Person, (v) marketable direct obligations issued by the District of Columbia or any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition and, at the time of acquisition, rated at least "A" by S&P or Moody's, (vi) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (v) above, and (vii) in the case of a Foreign Subsidiary, substantially similar investments of the type described above denominated in foreign currencies and from similarly capitalized and rated foreign banks in the jurisdiction in which such Foreign Subsidiary is organized.

          "CERCLA"   shall  mean  the   Comprehensive   Environmental   Response
Compensation of Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. ss. 9601 et seq.

          "Change of Control" shall mean (i)(a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act), other than Mr. D. Greg Horrigan, Mr. R. Philip Silver and their respective Affiliates, becomes the ultimate "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act) of more than 40% of the total voting power of the Voting Stock of Silgan and (b) Mr. D. Greg Horrigan, Mr. R. Philip Silver and their respective affiliates and any spouse, parent, brother, sister or lineal descendant of Mr. D. Greg Horrigan or Mr. R. Philip Silver beneficially own, directly or indirectly, less than 18% of the total voting power of the Voting Stock of Silgan, (ii) individuals who on the Effective Date constitute the Board of Directors of Silgan (together with any new directors whose election by the Board of Directors of Silgan or whose nomination by the Board of Directors of Silgan for election by Silgan's stockholders was approved by a vote of at least a majority of the members of the Board of Directors of Silgan then in office who either were members of the Board of Directors of Silgan on the Effective Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Board of Directors of Silgan then in office or (iii) any "change of control" or similar event shall occur under the 6-3/4% Senior Subordinated Debentures or any Additional Permitted Indebtedness.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder and rulings issued thereunder. Section references to the Code are to the Code as in effect at the date of this Agreement, and to any subsequent provisions of the Code amendatory thereof, supplemental thereto or substituted therefor.

          "Co-Documentation Agents" shall have the meaning provided in the first paragraph of this Agreement.

          "Collateral" shall mean all US Collateral, all Foreign Collateral and all cash and Cash Equivalents deposited into the Cash Collateral Account.

          "Collateral Agent" shall mean the Administrative Agent acting as collateral agent for the respective Secured Creditors pursuant to the respective Security Documents, and shall include any successor Collateral Agent appointed pursuant to the terms of this Agreement or the respective Security Document, as the case may be.

          "Commitment Commission" shall have the meaning provided in Section 3.01(a).

          "Commitments" shall mean any of the commitments of any Lender, i.e., whether the A Term Loan Commitment, the B Term Loan Commitment, each Incremental Term Loan Commitment or the Revolving Loan Commitment (including such Lender's Incremental Revolving Loan Commitment, if any).

          "Consolidated Current Assets" shall mean, at any time, the current assets of Silgan and its Subsidiaries at such time determined on a consolidated basis.

          "Consolidated Current Liabilities" shall mean, at any time, the current liabilities of Silgan and its Subsidiaries at such time determined on a consolidated basis, provided that the current portion of the Loans (including any accrued interest with respect to such current portion and accrued interest on the 6-3/4% Senior Subordinated Debentures and any Additional Permitted Indebtedness, in each case from the last regularly scheduled interest payment date) shall not be considered current liabilities for purposes of making the foregoing determination.

          "Consolidated Net Income" shall mean, for any period, the net income (or loss) of Silgan and its Subsidiaries for such period, determined on a consolidated basis, provided that (i) the net income of any other Person which is not a Subsidiary of Silgan (including each Unrestricted Subsidiary) or is accounted for by Silgan by the equity method of accounting shall be included only to the extent of the payment of cash dividends or cash distributions by such other Person to Silgan or a Subsidiary thereof during such period, (ii) the net income of any Subsidiary of Silgan shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of its income is not at the time permitted by operation of the terms of its charter or any agreement, instrument or law applicable to such Subsidiary, (iii) there shall be excluded from such calculation (to the extent otherwise included therein) (A) any non-cash charges incurred in connection with the entering into of this Agreement and any non-cash charges in connection with the refinancing of any Indebtedness and (B) any extraordinary non-cash gains or extraordinary non-cash charges, and (iv) there shall be deducted from such calculation (to the extent not otherwise deducted in accordance with accounting principles generally accepted in the United States), any cash payments made in such period on account of an extraordinary non-cash charge incurred in such period or in a prior period.

          "Consolidated Tangible Assets" shall mean, at any time, the assets of Silgan and its Subsidiaries determined on a consolidated basis at such time less the amount of all intangible assets of Silgan and its Subsidiaries at such time, including, without limitation, all goodwill, customer lists, franchises, licenses, computer software, patents, trademarks, trade names, copyrights, service marks, brand names, unamortized deferred charges, unamortized debt discount and capitalized research and development costs.

          "Containers" shall have the meaning provided in the first paragraph of this Agreement.

          "Contingent Obligation" shall mean, as to any Person, any obligation of such Person as a result of such Person being a general partner of the other Person, unless the underlying obligation is expressly made non-recourse as to such general partner, and any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall, unless expressly limited by its terms to a lesser amount, be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or such lesser amount) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

          "Co-Syndication Agents" shall have the meaning provided in the first paragraph of this Agreement.

          "Credit Documents" shall mean and include this Agreement, each Note, each Guaranty, each Security Document and, after the execution and delivery thereof, each Election to Become a Revolving Borrower, each Election to Become a Foreign Borrower, each Incremental Term Loan Commitment Agreement and each Incremental Revolving Loan Commitment Agreement.

          "Credit Event" shall mean the making of any Loan or the issuance of any Letter of Credit.

          "Credit Party" shall mean and include each US Credit Party and each Foreign Credit Party.

          "Cumulative Consolidated Net Income" shall mean, at any time for any determination thereof, the Consolidated Net Income of Silgan and its Subsidiaries for the period (taken as one accounting period) commencing on January 1, 2002 and ending on the last day of the then most recently ended fiscal quarter of Silgan.

          "Currency" shall mean Dollars, Euros, Pounds Sterling and any other freely transferable currency to the extent that such currency is approved by the Administrative Agent and the respective Incremental Term Loan Lender and/or Incremental Term Loan Lenders providing the Incremental Term Loans subject to such Other Alternate Currency.

          "DBSI" shall mean Deutsche  Bank  Securities  Inc., in its  individual
capacity,  and  any  successor  entity  thereto  by  merger,   consolidation  or
otherwise.

          "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

          "Defaulting Lender" shall mean any Lender with respect to which a Lender Default is in effect.

          "Designated Credit Parties" shall mean those Credit Parties that are from time to time party to the Accounts Receivables Facility Documents.

                  "Deutsche Bank" shall mean Deutsche Bank AG New York Branch, in its individual capacity, and any successor entity thereto by merger, consolidation or otherwise.

          "Dividend" shall mean, with respect to any Person, that such Person has declared or paid a dividend or returned any equity capital to its stockholders, partners or members or authorized or made any other distribution, payment or delivery of property (other than common equity of such Person and, in the case of Silgan, other than additional shares of Qualified Preferred Stock) or cash to its stockholders, partners or members as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its capital stock or any partnership interests or membership interest outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock or such other equity interests), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock or any partnership interests or membership interests of such Person outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock or such other equity interests).

          "Dollar Equivalent" shall mean, at any time for the determination thereof, with respect to an amount of an Alternate Currency (or another foreign currency), the amount of Dollars which could be purchased with such amount of such Alternate Currency (or such other foreign currency, as applicable) at the spot exchange rate therefor as quoted by the Administrative Agent as of 11:00 A.M. (Local Time) on the date two Business Days prior to the date of any determination thereof for purchase on such date (or, in the case of any determination pursuant to Section 1.16 or 12.21 or Section 28 of the US Borrowers/Subsidiaries Guaranty, on the date of determination); provided, however, that (x) the Dollar Equivalent of any Primary Alternate Currency Unpaid Drawing shall be determined at the time the Drawing under the related Primary Alternate Currency Letter of Credit was paid or disbursed by the relevant Issuing Lender, (y) following the occurrence of a Sharing Event, the Dollar Equivalent of any Primary Alternate Currency Unpaid Drawing or unreimbursed payment under a Primary Alternate Currency Letter of Credit shall be determined on the later of the time the Drawing under the related Primary Alternate
Currency Letter of Credit was paid or disbursed by relevant Issuing Lender or the date of the occurrence of the Sharing Event, and (z) for purposes of (i) determining compliance with Sections 1.01(d), 1.01(e), 2.01(c), 4.01(a) and
4.02(a) and (ii) calculating Fees pursuant to Section 3.01, the Dollar Equivalent of any amounts denominated in (or with respect to) an Alternate Currency shall be revalued on a monthly basis using the spot exchange rates therefor as quoted in the Wall Street Journal (or, if same does not provide such exchange rates, on such other basis as is satisfactory to the Administrative Agent) on the first Business Day of each calendar month, although if, at any time during a calendar month, the Aggregate RL Exposure (for the purposes of the determination thereof, using the Dollar Equivalent as recalculated based on the spot exchange rate therefor as quoted in the Wall Street Journal (or, if same does not provide such exchange rates, on such other basis as is satisfactory to the Administrative Agent) on the respective date of determination pursuant to this exception) would exceed 85% of the Total Revolving Loan Commitment as then in effect, then at the discretion of the Administrative Agent or at the request of the Required Lenders, the Dollar Equivalent shall be reset based upon the spot exchange rates on such date as quoted in the Wall Street Journal (or, if same does not provide such exchange rates, on such other basis as is satisfactory to the Administrative Agent), which rates shall remain in effect until the first Business Day of the immediately succeeding calendar month or such earlier date, if any, as the rate is reset pursuant to this sub-clause (z). Notwithstanding anything to the contrary contained in this definition, at any time that a Default or an Event of Default then exists, the Administrative Agent may revalue the Dollar Equivalent of any amounts outstanding under the Credit Documents in an Alternate Currency in its sole discretion. The Administrative Agent shall promptly notify Silgan and each Issuing Lender of each determination of the Dollar Equivalent for each outstanding Alternate Currency Loan and each Primary Alternate Currency Letter of Credit.

          "Dollar Letter of Credit" shall mean any Letter of Credit denominated in Dollars.

          "Dollar Loan" shall mean all Loans denominated in Dollars, which shall include each A Term Loan, each B Term Loan, each Swingline Loan and each Dollar Revolving Loan, as well as each Primary Alternate Currency Revolving Loan or Alternate Currency Incremental Term Loan converted into Dollars in accordance with the provisions of Section 1.16.

          "Dollar Revolving Loan" shall mean all Revolving Loans incurred in Dollars.

          "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

          "Dollar Unpaid Drawings" shall have the meaning provided in Section 2.05(a).

          "Domestic   Subsidiary"   shall   mean  each   Subsidiary   of  Silgan
incorporated or organized in the United States or any State thereof.

          "Drawing" shall have the meaning provided in Section 2.05(b).

          "EBIT" shall mean, for any period, the Consolidated Net Income of Silgan and its Subsidiaries for such period, before Interest Expense and provision for taxes and (to the extent not already otherwise excluded from the calculation thereof under this Agreement) without giving effect to any gains or losses from sales of assets (other than sales of inventory in the ordinary course of business), or any non-cash adjustments resulting from any equity based compensation.

          "EBITDA" shall mean, for any period, EBIT for such period, adjusted by adding thereto the amount of all depreciation and all amortization and write-offs of intangibles (including covenants not to compete), goodwill and loan fees that were deducted in arriving at EBIT for such period.

          "Effective Date" shall have the meaning provided in Section 12.10.

          "Election to Become a Foreign Borrower" shall mean a certificate in the form of Exhibit J-2.

          "Election to Become a Revolving Borrower" shall mean a certificate in the form of Exhibit J-1.

          "Eligible Transferee" shall mean and include a commercial bank, an insurance company, a finance company, a financial institution, any fund that invests in loans or any other "accredited investor" (as defined in Regulation D of the Securities Act), but excluding Silgan or any of its Subsidiaries.

          "EMU Legislation" shall mean the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

          "End Date" shall mean, for any Margin Reduction Period, the last day of such Margin Reduction Period.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement, and to any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

          "ERISA Affiliate" shall mean any person (as defined in Section 3(9) of ERISA) (including each trade or business (whether or not incorporated)) which together with any Borrower or any Subsidiary of any Borrower would be deemed to be a "single employer" or a member of the same "controlled group" of "contributing sponsors" within the meaning of Section 4001 of ERISA.

          "Euro" shall mean the single currency of the participating member states as described in any EMU Legislation.

          "Euro Equivalent" shall mean, at any time for the determination thereof, the amount of Euros which could be purchased with the amount of Dollars involved in such computation at the spot rate of exchange therefor as quoted by the Administrative Agent as of 11:00 A.M. (Local Time) on the date two Business Days prior to the date of any determination thereof for purchase on such date (or, in the case of any determination pursuant to Section 12.21, on the date of determination).

          "Euro Rate" shall mean (i) for any Borrowing of Loans denominated in Dollars or in a Primary Alternate Currency, the relevant interest rate, i.e., the Eurodollar Rate in the case of Dollar Loans or the relevant Primary Alternate Currency LIBOR in the case of Alternate Currency Loans denominated in a Primary Alternate Currency, as the case may be, and (ii) for any Borrowing of Loans denominated in an Other Alternate Currency, such rate per annum as shall be agreed upon by the respective Incremental Term Loan Borrower, the Administrative Agent and the relevant Incremental Term Loan Lenders and set forth in the relevant Incremental Term Loan Commitment Agreement.

          "Euro Rate Loan" shall mean each Loan other than a Base Rate Loan.

          "Eurodollar  Loan" shall mean each Dollar Loan (other than a Swingline
Loan) designated as a Eurodollar Loan by any Borrower at the time of the incurrence thereof or conversion thereto by such Borrower.

          "Eurodollar Rate" shall mean (a) with respect to each Interest Period for a Eurodollar Loan, (i) the rate per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate screen (or any successor page) as of 11:00 A.M., London time, on the applicable Interest Determination Date, provided that, to the extent than an interest rate is not ascertainable pursuant to the foregoing provisions of this clause
(a), the rate above instead shall be the offered quotation to first-class banks in the New York interbank Eurodollar market by the Administrative Agent for Dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar Loan of the Administrative Agent (in its capacity as a Lender (or, if the Administrative Agent is not a Lender with respect thereto, taking the average principal amount of the Eurodollar Loan then being made by the various Lenders pursuant thereto)) with maturities comparable to the Interest Period applicable to such Eurodollar Loan commencing two Business Days thereafter as of 10:00 A.M. (New York time) on the applicable Interest Determination Date, in either case divided (and rounded upward to the nearest 1/100 of 1%) by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

          "Euro-zone" shall mean the region composed of the member states as described in any EMU Legislation.

          "Event of Default" shall have the meaning provided in Section 9.

          "Excess Cash Flow" shall mean, for any period, the remainder of (a) the sum of (I) Adjusted Consolidated Net Income for such period and (II) the decrease, if any, in Working Capital from the first day to the last day of such period, minus, without duplication, (b) the sum of (I) the amount of all Capital Expenditures made by Silgan and its Subsidiaries on a consolidated basis during such period, other than Capital Expenditures to the extent financed through insurance or condemnation proceeds, Asset Sale proceeds, proceeds from a sale and leaseback transaction, proceeds utilizing the Net Equity Proceeds Amount or the Retained Excess Cash Flow Amount or Indebtedness (other than Revolving Loans or Swingline Loans) during such period, (II) the aggregate principal amount of permanent payments or prepayments on Indebtedness for borrowed money of Silgan and its Subsidiaries (other than (A) repayments or prepayments of Intercompany Loans, (B) repayments or prepayments of Indebtedness to the extent made with insurance or condemnation proceeds, Asset Sale proceeds, proceeds from a sale and leaseback transaction, equity proceeds or proceeds from the incurrence or issuance of any Indebtedness and (C) repayments of Loans, provided that repayments of Loans shall be deducted in determining Excess Cash Flow if such repayments were required as a result of a Term Loan Scheduled Repayment) on a consolidated basis during such period, (III) the increase, if any, in Working Capital from the first day to the last day of such period, (IV) the aggregate amount of costs and expenses incurred by Silgan and its Subsidiaries during such period in connection with the consolidation and plant rationalization of their operations to the extent such amounts have not reduced Adjusted Consolidated Net Income for such period or constituted Capital Expenditures made during such period, (V) the aggregate amount of Investments made under Section 8.05(xiv) during such period except to the extent utilizing proceeds from the Permitted Additional Investment Basket Amount and (VI) the aggregate amount of Dividends paid pursuant to Sections 8.03(iii) and (iv) during such period except to the extent utilizing proceeds from the Net Equity Proceeds Amount or that portion of Cumulative Consolidated Net Income earned in a previous period.

          "Excess Cash Flow Payment Date" shall mean the date occurring 120 days after the last day of each fiscal year of Silgan (beginning with its fiscal year ending on December 31, 2005).

          "Excess Cash Flow Payment Period" shall mean, with respect to the repayment required on each Excess Cash Payment Date, the immediately preceding fiscal year of Silgan.

          "Exchange Percentage" shall mean, as to each Lender, a fraction, expressed as a decimal, of which (a) the numerator shall be the sum of (i) the aggregate outstanding principal amount of the Loans owed to such Lender and (ii) the LC Exposure of such Lender, and (b) the denominator shall be the sum of (i) the aggregate outstanding principal amount of the Loans owed to all the Lenders and (ii) the aggregate LC Exposure of all the Lenders.

          "Existing Credit Agreement" shall mean the Credit Agreement, dated as of June 28, 2002, among Silgan, Containers, Plastics, certain other Subsidiaries of Silgan, the financial institutions party thereto, Deutsche Bank, as administrative agent, Bank of America, N.A. and Citicorp USA, Inc., as co-syndication agents, Morgan Stanley Senior Funding, Inc. and Fleet National Bank, as co-documentation agents, DBSI and BAS as joint lead arrangers, and DBSI, BAS and Salomon Smith Barney Inc., as joint book managers, as amended, modified or supplemented through the Initial Borrowing Date.

          "Existing Indebtedness" shall have the meaning provided in Section 8.04(ii).

          "Existing  Letters  of  Credit"  shall have the  meaning  provided  in
Section 2.01(a).

          "Facing Fees" shall have the meaning provided in Section 3.01(c).

          "Federal Funds Rate" shall mean, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

          "Fees"  shall mean all amounts  payable  pursuant to or referred to in
Section 3.01.

          "Foreign Borrower" shall mean a Foreign Incremental Term Loan Borrower and/or a Foreign Revolving Borrower, as the context may require.

          "Foreign Collateral" shall mean all assets or properties of any Foreign Credit Party covered by any of the Foreign Security Documents, including all Additional Collateral covered thereby.

          "Foreign Credit Party" shall mean each Foreign Borrower and each Related Foreign Company Guarantor.

          "Foreign Incremental Term Loan Borrower" shall mean any Wholly-Owned Foreign Subsidiary of Silgan that becomes an Incremental Term Loan Borrower pursuant to Section 5.04(b).

          "Foreign Intercompany Loan Amount" shall mean, at any time, an amount equal to the aggregate outstanding principal amount of Intercompany Loans made by Silgan and its Domestic Subsidiaries to Foreign Subsidiaries of Silgan, provided that for purposes of this definition, the principal amount of an Intercompany Loan made to a Foreign Subsidiary of Silgan shall not be included to the extent that such principal amount exceeds the amount of all cash and Cash Equivalents held by such Foreign Subsidiary and its Subsidiaries at such time.

          "Foreign Pension Plan" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program (other than a statutorily required program) established or maintained outside the United States of America by Silgan or any one or more of its Subsidiaries primarily for the benefit of employees of Silgan or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

          "Foreign Revolving Borrower" shall mean any Wholly-Owned Foreign Subsidiary of Silgan that becomes a Revolving Borrower pursuant to Section 5.04(b).

          "Foreign  Security  Documents"  shall  have the  meaning  provided  in
Section 5.04(b) and, after the execution and deliver thereof, shall include each Additional Security Document entered into by a Foreign Credit Party.

          "Foreign Subsidiary" shall mean, as to any Person, each Subsidiary of such Person which is not a Domestic Subsidiary.

          "Guarantor" shall mean and include each US Guarantor and each Related Foreign Company Guarantor.

          "Guaranty" shall mean and include the US Borrowers/Subsidiaries Guaranty, each Related Foreign Company Guaranty and each other guaranty that may be executed and delivered pursuant to Section 7.10.

          "Incremental Commitment Agreement" shall mean any Incremental Term Loan Commitment Agreement and/or any Incremental Revolving Loan Commitment Agreement, as the context may require.

          "Incremental Commitment Effectiveness Requirements" shall mean, with respect to any provision of an Incremental Term Loan Commitment or an
Incremental Revolving Loan Commitment on a given Incremental Loan Commitment Date, the satisfaction of each of the following conditions on or prior to the effective date of the respective Incremental Commitment Agreement: (i) no Default or Event of Default then exists or would result therefrom and all of the representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects at such time (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); (ii) Silgan and its Subsidiaries shall have delivered such technical amendments, modifications and/or supplements to the respective Security Documents as are reasonably requested by the Administrative Agent to ensure that the additional Obligations to be incurred pursuant to the Incremental Term Loan Commitments or Incremental Revolving Loan Commitments (as applicable) are secured by, and entitled to the benefits of, the Security Documents (to the extent required by the terms of this Agreement); (iii) Silgan shall have delivered to the Administrative Agent an opinion or opinions, in form and substance reasonably satisfactory to the Administrative Agent, from counsel to the Credit Parties reasonably satisfactory to the Administrative Agent and dated the relevant Incremental Loan Commitment Date, covering such of the matters set forth in the opinions of counsel delivered to the Administrative Agent on the Initial Borrowing Date pursuant to Section 5.01(c) as may be reasonably requested by the Administrative Agent, and such other matters incident to the transactions contemplated thereby as the Administrative Agent may reasonably request; (iv) Silgan and the other Credit Parties shall have delivered to the Administrative Agent such other officers' certificates, resolutions and evidence of good standing as the Administrative Agent shall reasonably request; (v) to the extent requested by any Incremental Term Loan Lenders or any Incremental Revolving Lenders, as the case may be, Incremental Term Notes or Revolving Notes (as applicable) will be issued, at Silgan's expense, to such Lenders, to be in conformity with the requirements of Section
1.05 (with appropriate modifications) to the extent needed to reflect the Incremental Term Loan Commitments or Incremental Revolving Loan Commitments and outstanding Incremental Term Loans or Revolving Loans made by such Incremental Term Loan Lenders or Incremental Revolving Lenders, as the case may be; (vi) if the respective Borrower is a Wholly-Owned Foreign Subsidiary of Silgan, the provisions of Section 5.04 shall have been satisfied to the extent provided therein; (vii) calculations are made by Silgan demonstrating compliance with the covenants contained in Sections 8.08 and 8.09 for the Calculation Period most recently ended prior to such date of effectiveness, on a Pro Forma Basis, as if the relevant Incremental Term Loans or Revolving Loans to be made pursuant to such Incremental Term Loan Commitments or Incremental Revolving Loan Commitments (in each case, assuming the full utilization thereof) had been incurred and after giving effect to the application of the proceeds therefrom (including, without limitation, any Permitted Acquisition which is to be financed with the proceeds of such Loans (as well as other Permitted Acquisitions theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period); and (viii) on or prior to each Incremental Loan Commitment Date (in addition to the applicable conditions precedent set forth in Section 5.02 to the extent required to be satisfied on such date), the Administrative Agent shall have received from the chief financial officer or treasurer of Silgan a certificate (x) certifying as to which provisions of the 6-3/4% Senior Subordinated Debenture Indenture and any Additional Permitted Indebtedness Document that the respective incurrence of Incremental Term Loans or Revolving Loans to be made pursuant to such Incremental Term Loan Commitments or Incremental Revolving Loan Commitments (in each case, assuming the full utilization thereof) will be justified and that such incurrence will not violate such provisions, and (y) containing calculations (in reasonable detail) demonstrating compliance with preceding clause (vii) and sub-clause (viii)(x).

          "Incremental Commitment Termination Date" shall mean (x) with respect to any Tranche of Incremental Term Loans, the last date by which Incremental Term Loans under such Tranche may be incurred under this Agreement, which date shall be set forth in the respective Incremental Term Loan Commitment Agreement but may be no later than June 30, 2011, and (y) with respect to Incremental Revolving Loan Commitments, the date which is twelve months prior to the Revolving Loan Maturity Date.

          "Incremental Loan Commitment Date" shall mean any Incremental Term Loan Borrowing Date or any Incremental Revolving Commitment Date, as the context may require.

          "Incremental Loan Commitment Request Requirements" shall mean, with respect to any request for an Incremental Term Loan Commitment made pursuant to
Section 1.14 or Incremental Revolving Loan Commitment made pursuant to Section 1.15, the satisfaction of each of the following conditions on the date of such request: (i) no Default or Event of Default then exists or would result therefrom and all of the representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects at such time (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); (ii) Silgan and its Subsidiaries will be in compliance with Sections 8.08 and 8.09 for the Calculation Period most recently ended prior to the date of the request for Incremental Term Loan Commitments or Incremental Revolving Loan Commitments, as the case may be, on a Pro Forma Basis, as if the relevant Loans to be made pursuant to such Incremental Term Loan Commitments or Incremental Revolving Loan Commitments (in each case, assuming the full utilization thereof) had been incurred and after giving effect to the application of the proceeds therefrom (including, without limitation, any Permitted Acquisition which is to be financed with the proceeds of such Loans (as well as other Permitted Acquisitions theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period); and (iii) the respective incurrence of Incremental Term Loans or incurrence of Revolving Loans (assuming full utilization of such Incremental Revolving Loan Commitments) may be incurred in accordance with, and will not violate the provisions of, the 6-3/4% Senior Subordinated Debenture Indenture and any Additional Permitted Indebtedness Document.

          "Incremental Revolving Loan Commitment Date" shall mean each date upon which an Incremental Revolving Loan Commitment under an Incremental Revolving Loan Commitment Agreement becomes effective as provided in Section 1.15(b).

          "Incremental Revolving Loan Commitment Agreement" shall mean an Incremental Revolving Loan Commitment Agreement substantially in the form of Exhibit M (appropriately completed) executed in accordance with Section 1.15.

          "Incremental Revolving Loan Commitments" shall mean, for any Lender, any commitment by such Lender to make Revolving Loans as agreed to by such Lender in the Incremental Revolving Loan Commitment Agreement delivered pursuant to Section 1.15; it being understood, however, that on each date upon which an Incremental Revolving Loan Commitment of any Lender becomes effective, such Incremental Revolving Loan Commitment of such Lender shall be added to (and thereafter become a part of) the Revolving Loan Commitment of such Lender for all purposes of this Agreement as contemplated by Section 1.15.

          "Incremental  Revolving  Lender"  shall have the  meaning  provided in
Section 1.15(b).

          "Incremental Term Loan" shall have the meaning provided in Section 1.01(c).

          "Incremental Term Loan Borrower" shall mean Silgan (if Silgan incurs Incremental Term Loans) and each Foreign Incremental Term Loan Borrower.

          "Incremental Term Loan Borrowing Date" shall mean, with respect to each Tranche of Incremental Term Loans, each date on which Incremental Term Loans of such Tranche are incurred pursuant to Section 1.01(c) and as otherwise permitted by Section 1.14.

          "Incremental Term Loan Commitment" shall mean, for each Lender, any commitment to make Incremental Term Loans provided by such Lender pursuant to
Section 1.14, in such amount as agreed to by such Lender in the respective Incremental Term Loan Commitment Agreement and as set forth opposite such
Lender's name in Schedule I (as modified in accordance with Section 1.14) directly below the column entitled "Incremental Term Loan Commitment", as the same may be (x) reduced from time to time or terminated pursuant to Sections 3.02, 3.03, 4.02 and/or 9 or (y) adjusted from time to time as a result of assignments to and from such Lender pursuant to Sections 1.13 and/or 12.04(b).

          "Incremental   Term  Loan  Commitment   Agreement"   shall  mean  each
Incremental   Term  Loan   Commitment   Agreement  in  the  form  of  Exhibit  L
(appropriately completed) executed in accordance with Section 1.14.

          "Incremental  Term Loan  Lender"  shall have the  meaning  provided in
Section 1.14(b).

          "Incremental Term Loan Maturity Date" shall mean, for any Tranche of Incremental Term Loans, the final maturity date set forth for such Tranche of Incremental Term Loans in the respective Incremental Term Loan Commitment Agreement relating thereto, provided that the final maturity date for all Incremental Term Loans of a given Tranche shall be the same date.

          "Incremental Term Loan Scheduled Repayment" shall have the meaning provided in Section 4.02(d).

          "Incremental Term Note" shall have the meaning provided in Section 1.05(a).

          "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) indebtedness under all bankers' acceptances, and the face amount of all letters of credit issued for the account of such Person and all drafts drawn thereunder, (iii) all liabilities secured by any Lien on any property owned by such Person, whether or not such liabilities have been assumed by such Person (provided that, if the Person has not assumed or otherwise become liable in respect of such indebtedness, such indebtedness shall be deemed to be in an amount equal to the lesser of (x) the amount of such indebtedness and (y) the fair market value (as determined in good faith by Silgan) of the property to which such Lien relates), (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee, (v) all obligations under Interest Rate Protection Agreements and (vi) all Contingent Obligations of such Person. Notwithstanding the foregoing,

Indebtedness (x) shall not include trade payables and accrued expenses incurred by any Person in accordance with customary practices and in the ordinary course of business of such Person and (y) shall include the obligations under the Accounts Receivable Facility to the extent that such obligations are required to be reflected as a liability on the consolidated balance sheet of Silgan in accordance with accounting principles generally accepted in the United States.

          "Individual RL Exposure" shall mean, at any time for any Revolving Lender, the sum of (I) the aggregate principal amount of all Revolving Loans made by such Revolving Lender and outstanding at such time (for this purpose, using the Dollar Equivalent of each Primary Alternate Currency Revolving Loan of such Revolving Lender then outstanding), (II) such Revolving Lender's RL Percentage of all Letter of Credit Outstandings at such time and (III) such Revolving Lender's RL Percentage of the aggregate principal amount of all Swingline Loans outstanding at such time.

          "Initial Borrowing Date" shall mean the date occurring on or after the Effective Date on which the initial Borrowing of Loans hereunder occurs.

          "Intercompany Loan" shall mean any intercompany loan or advance between Silgan and any of its Subsidiaries or between any Subsidiaries of Silgan, which in the case of an Intercompany Loan made by a Credit Party, shall be evidenced by an Intercompany Note.

          "Intercompany Note" shall mean a promissory note in form and substance reasonably satisfactory to the Administrative Agent evidencing an Intercompany Loan.

          "Interest Coverage Ratio" shall mean, for any period, the ratio of (x) EBITDA for such period to (y) Interest Expense for such period.

          "Interest Determination Date" shall mean the second Business Day prior to the commencement of any Interest Period relating to a Euro Rate Loan.

          "Interest Expense" shall mean, for any period, the sum of (i) the total consolidated interest expense of Silgan and its Subsidiaries for such period (without giving effect to any amortization or write-off of up-front fees and expenses in connection with any debt issuance) net of any total consolidated interest income of Silgan and its Subsidiaries for such period and (ii) the product of (A) the aggregate amount of all cash Dividend payments made on any class of Qualified Preferred Stock prior to the fifth anniversary after the issuance of such Qualified Preferred Stock and (B) a fraction, the numerator of which is one and the denominator of which is one minus the current effective consolidated federal, state, local and foreign income tax rate of Silgan expressed as a decimal.

          "Interest Period" shall have the meaning provided in Section 1.09.

          "Interest Rate Protection Agreement" shall mean any interest rate cap agreement, interest rate swap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

          "Investment Grade Rating" shall mean Silgan obtaining both (i) a corporate rating from S&P equal to, or greater than, BBB- (with at least a stable outlook) and (ii) a senior implied rating from Moody's equal to, or greater than, Baa3 (with at least a stable outlook).

          "Investments" shall have the meaning provided in Section 8.05.

          "Issuing Country" shall have the meaning provided in Section 12.22.

          "Issuing Lender" shall mean each of Deutsche Bank and any other Lender reasonably acceptable to the Administrative Agent which, at the request of Silgan, agrees in such Lender's sole discretion to issue Letters of Credit hereunder. Any Issuing Lender may, in its discretion, arrange for one or more Letters of Credit to be issued by one or more Affiliates of such Issuing Lender (in which case each such Affiliate shall be the Issuing Lender of such Letters of Credit). To the extent that any Affiliate of the Administrative Agent is an Issuing Lender hereunder, such Affiliate also shall cease to be an Issuing Lender hereunder as provided in Section 11.09 to the same extent as the Administrative Agent.

          "Joint Lead Arrangers" shall mean BAS and DBSI, in their respective capacities as Joint Lead Arrangers and Joint Book Managers for the credit facilities provided for hereunder.

          "Joint Venture" shall mean any Person (other than a Subsidiary of Silgan) in which Silgan (directly or through one or more of its Subsidiaries) owns 50% or less of the equity interests.

          "Judgment  Currency"  shall  have  the  meaning  provided  in  Section
12.21(a).

          "Judgment Currency Conversion Date" shall have the meaning provided in
Section 12.21(a).

          "LC Exposure" shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding Letters of Credit at such time and (ii) the aggregate amount of all Unpaid Drawings that have not yet been reimbursed by or on behalf of the Revolving Borrowers at such time.

          "LC  Reserve  Account"  shall  have the  meaning  provided  in Section
1.16(h).

          "Leaseholds" of any Person shall mean all of the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

          "Lender" shall have the meaning provided in the first paragraph of this Agreement.

          "Lender Default" shall mean (i) the refusal (which has not been retracted) of a Lender to make available its portion of any Borrowing (including any Mandatory Borrowing) or to fund its portion of any unreimbursed payment under Section 2.04(c) or (ii) a Lender having notified in writing any Borrower and/or the Administrative Agent that such Lender does not intend to comply with its obligations under Section 1.01(a), (b), (c), (d) or (f) or Section 2.

          "Letter of Credit" shall have the meaning provided in Section 2.01(a).

          "Letter of Credit Fees" shall have the meaning provided in Section 3.01(b).

          "Letter of Credit  Outstandings"  shall mean, at any time,  the sum of
(i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the aggregate amount of all Unpaid Drawings (taking the Dollar Equivalent of any amounts owed in Currencies other than Dollars) in respect of all Letters of Credit at such time.

          "Letter of Credit Request" shall have the meaning provided in Section 2.03(a).

          "Lien" shall mean any  mortgage,  pledge,  hypothecation,  assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any lease having substantially the same effect as any of the foregoing).

          "Loan" shall mean each A Term Loan, each B Term Loan, each Incremental Term Loan, each Revolving Loan and each Swingline Loan.

          "Local Time" shall mean the local time in effect at (x) the applicable Notice Office in the case of Notices of Borrowing, Notices of Conversions/Continuances and Letter of Credit Requests and (y) the applicable Payment Office in the case of all payments and disbursements of Loans, other Obligations or Letters of Credit.

          "Majority Lenders" of any Tranche shall mean those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated.

          "Mandatory Borrowing" shall have the meaning provided in Section 1.01(f).

          "Manufacturing" shall have the meaning provided in the first paragraph of this Agreement.

          "Margin Reduction Period" shall mean each period which shall commence on a date on which the financial statements are delivered pursuant to Section 7.01(a) (other than in respect of the fourth fiscal quarter of any fiscal year of Silgan) or Section 7.01(b), as the case may be, and which shall end on the earlier of (i) the date of actual delivery of the next financial statements pursuant to Section 7.01(a) (other than in respect of the fourth fiscal quarter of any fiscal year of Silgan) or Section 7.01(b), as the case may be, and (ii) the latest date on which the next financial statements are required to be delivered pursuant to Section 7.01(a) (other than in respect of the fourth fiscal quarter of any fiscal year of Silgan) or Section 7.01(b), as the case may be; provided that the first Margin Reduction Period shall commence on the date of delivery of the financial statements in respect of the fiscal quarter of Silgan ending on September 30, 2005.

          "Margin Stock" shall have the meaning provided in Regulation U of the Board of Governors of the Federal Reserve System.

          "Material Adverse Effect" shall mean a material adverse effect on the business, operations, property, assets, liabilities or condition (financial or otherwise) of Silgan and its Subsidiaries taken as a whole.

          "Maturity Date" shall mean the A Term Loan Maturity Date, the B Term Loan Maturity Date, each Incremental Term Loan Maturity Date, the Revolving Loan Maturity Date or the Swingline Expiry Date, as the case may be.

          "Maximum Swingline Amount" shall mean $30,000,000.

          "Minimum Borrowing Amount" shall mean (i) for Term Loans that are Dollar Loans, $5,000,000, (ii) for Incremental Term Loans denominated in an Alternate Currency, an amount in such Alternate Currency to be determined by the Administrative Agent and the respective Incremental Term Loan Lenders as set forth in the relevant Incremental Term Loan Commitment Agreement, (iii) for Revolving Loans, $2,500,000 (using the Dollar Equivalent thereof in the case of Primary Alternate Currency Revolving Loans) (except that, in the case of Revolving Loans made to CanCo that are maintained as Base Rate Loans, the Minimum Borrowing Amount in respect thereof shall be $1,000,000) and (iv) for Swingline Loans, $250,000.

          "Moody's" shall mean Moody's Investors Services, Inc.

          "NAIC" shall mean the National Association of Insurance Commissioners.

          "Net Debt Proceeds" shall mean, with respect to any incurrence of Indebtedness for borrowed money, the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) received by the respective Person from the respective incurrence of such Indebtedness for borrowed money.

          "Net Equity Proceeds" shall mean, with respect to each sale or issuance by Silgan of its equity (other than any sales or issuances to any Subsidiary or Unrestricted Subsidiary of Silgan), the cash proceeds received by Silgan therefrom (net of underwriting discounts and commissions and other reasonable costs associated therewith).

          "Net Equity Proceeds Amount" shall mean, at any time, an amount equal to the Net Equity Proceeds received by Silgan after the Initial Borrowing Date, with the Net Equity Proceeds Amount to be immediately reduced by (i) the amount of any Permitted Debt Repurchases made with Net Equity Proceeds, (ii) the amount of any Capital Expenditures or Permitted Acquisitions made with Net Equity Proceeds, (iii) the amount of any Investments made pursuant to Section 8.05(xiv) or guarantees entered into pursuant to Section 8.04(xiii) in each case with Net Equity Proceeds and (iv) the amount of any Dividends paid or made pursuant to Sections 8.03(iii) and (iv) with Net Equity Proceeds.

          "Net Insurance Proceeds" shall mean, with respect to any Recovery Event, the cash proceeds received by the respective Person therefrom (net of (i) reasonable costs and taxes associated therewith, (ii) in the case of insurance or condemnation proceeds received by Silgan or any of its Foreign Subsidiaries solely in respect of the assets or property of Canadian Holdco or any of its Foreign Subsidiaries organized under the laws of Canada (or any province thereof), any amounts required to be applied under the Canadian Credit Facility and (iii) the amount of such insurance or condemnation proceeds required to be used to repay any Indebtedness (other than Indebtedness secured under the Security Documents) which is secured by the respective assets subject to such Recovery Event).

          "Net Sale Proceeds" shall mean, for any Asset Sale or sale and leaseback transaction, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from such Asset Sale or sale and leaseback transaction net of (i) the reasonable costs incurred in connection therewith, (ii) the amount of such gross cash proceeds required to be used to repay any Indebtedness (other than Indebtedness secured under the Security Documents) which is secured by the respective assets which were sold and (iii) the estimated marginal increase in taxes which will be payable by Silgan's consolidated group with respect to the year in which sale occurs as a result thereof.

          "Non-Defaulting Lender" shall mean and include each Lender other than a Defaulting Lender.

          "Note" shall mean each A Term Note, each B Term Note, each Incremental Term Note, each Revolving Note and each Swingline Note.

          "Notice of Borrowing" shall have the meaning provided in Section 1.03(a).

          "Notice of Conversion/Continuation" shall have the meaning provided in
Section 1.06.

          "Notice Office" shall mean (i) except as provided in clause (ii) below, the office of the Administrative Agent located at 90 Hudson Street, Fifth Floor, Jersey City, NJ 07302, or such other office or offices as the Administrative Agent may designate in writing to the Borrowers and the Lenders from time to time, and (ii) in the case of (x) Incremental Term Loans of a given Tranche to a Foreign Incremental Term Loan Borrower, the office of the Administrative Agent designated as the "Notice Office" for such Tranche of Incremental Term Loans in the respective Incremental Term Loan Commitment Agreement or (y) a Foreign Revolving Borrower, the office of the Administrative Agent designated as the "Notice Office" at the time such Wholly-Owned Foreign Subsidiary of Silgan becomes a Foreign Revolving Borrower hereunder (which office, in the case of preceding sub-clauses (x) and (y), may be the same as that in preceding clause (i), although if such office is not the same, a copy of the relevant notice also shall be delivered to the Administrative Agent at the Notice Office referred to in preceding clause (i)), or such other office or offices as the Administrative Agent may designate in writing to the Borrowers and the Lenders from time to time.

          "Obligation Currency" shall have the meaning provided in Section 12.21(a).

          "Obligations"   shall  mean  all  amounts  owing  to  any  Agent,  the
Collateral Agent, the Swingline Lender, any Lender or any Issuing Lender pursuant to the terms of this Agreement or any other Credit Document.

          "Other Alternate Currency" shall mean an Alternate Currency other than a Primary Alternate Currency.

          "Other Hedging Agreements" shall mean any foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against fluctuations in currency values.

          "Participant" shall have the meaning provided in Section 2.04(a).

          "Patriot Act" shall have the meaning provided in Section 12.19.

          "Payment Office" shall mean (i) except as provided in clause (ii) below, the office of the Administrative Agent located at 90 Hudson Street, Fifth Floor, Jersey City, NJ 07302, or such other office as the Administrative Agent may designate in writing to the Borrowers and the Lenders from time to time, and
(ii) in the case of (x) Incremental Term Loans of a given Tranche to a Foreign Incremental Term Loan Borrower, the office of the Administrative Agent designated as the "Payment Office" for such Tranche of Incremental Term Loans in the respective Incremental Term Loan Commitment Agreement or (y) a Foreign Revolving Borrower, the office of the Administrative Agent designated as the "Payment Office" at the time such Wholly-Owned Foreign Subsidiary of Silgan becomes a Foreign Revolving Borrower hereunder (which office, in the case of preceding sub-clauses (x) and (y), may be the same as that in preceding clause
(i), although if such office is not the same, a copy of the relevant notice also shall be delivered to the Administrative Agent at the Payment Office referred to in preceding clause (i)), or such other office or offices as the Administrative Agent may designate in writing to the Borrowers and the Lenders from time to time.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

          "Permitted Acquisition" shall have the meaning provided in Section 8.02(x).

          "Permitted Additional Investment Basket Amount" shall mean, at any time, an amount equal to the sum of (I) the Net Equity Proceeds Amount at such time and (II) the Retained Excess Cash Flow Amount at such time.

          "Permitted Debt Repurchases" shall mean one or more open market or privately negotiated transactions or voluntary Refinancings pursuant to which Silgan Refinances outstanding 6-3/4% Senior Subordinated Debentures or Additional Permitted Indebtedness so long as (i) at the time of each such
Refinancing, no Default or Event of Default then exists or would result therefrom, (ii) except as provided in the immediately succeeding sentence, at the time of each such Refinancing and immediately after giving effect thereto, the Total Leverage Ratio on a Pro Forma Basis for the Test Period then most recently ended for which financial statements have been delivered to the Lenders under this Agreement is less than 3.50:1.00, (iii) except as provided in the immediately succeeding sentence, within five Business Days prior to the consummation of any such Refinancing, Silgan shall deliver to the Administrative Agent a certificate of its chief financial officer or treasurer setting forth (in reasonable detail) the calculation of the Total Leverage Ratio on a Pro Forma Basis for the Test Period then most recently ended for which financial statements have been delivered to the Lenders under this Agreement, and such calculation shall show that the Total Leverage Ratio is less than 3.50:1.00, (iv) except as provided in the immediately succeeding sentence, at the time of each such Refinancing and immediately after giving effect thereto, the Total Unutilized Revolving Loan Commitment shall be at least $100,000,000, and (v) immediately following any such Refinancing, the 6-3/4% Senior Subordinated Debentures or the Additional Permitted Indebtedess so Refinanced are cancelled by Silgan. Notwithstanding the foregoing, clauses (ii), (iii) and
(iv) above in this definition shall not apply to any Refinancing of Additional Permitted Indebtedness so long as the only proceeds used to effect such Refinancing are from the incurrence of Additional Permitted Indebtedness.

          "Permitted Liens" shall have the meaning provided in Section 8.01.

          "Permitted Subordinated Indebtedness" shall mean the 6-3/4% Senior Subordinated Debentures and any Additional Permitted Subordinated Indebtedness.

          "Person" shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "Plan"  shall  mean any  multiemployer  plan (as  defined  in  Section
4001(a)(3) of ERISA) or any single-employer plan (as defined in Section 4001(a)(15) of ERISA), subject to Title IV of ERISA, which is maintained or contributed to, or at any time during the five calendar years preceding the date of this Agreement was maintained or contributed to by any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate.

          "Plastics" shall have the meaning provided in the first paragraph of this Agreement.

          "Pounds Sterling" shall mean freely transferable lawful money of the United Kingdom.

          "Pounds Sterling Equivalent" shall mean, at any time for the determination thereof, the amount of Pounds Sterling which could be purchased with the amount of Dollars involved in such computation at the spot exchange rate therefor as quoted by the Administrative Agent as of 11:00 A.M. (Local
Time) on the date two Business Days prior to the date of any determination thereof for purchase on such date (or, in the case of any determination pursuant to Section 12.21, on the date of determination).

          "Primary Alternate Currency" shall mean each of Euros and Pounds Sterling.

          "Primary Alternate Currency Letter of Credit" shall mean any Letter of Credit denominated in a Primary Alternate Currency.

          "Primary Alternate Currency Letter of Credit Outstandings" shall mean all Letter of Credit Outstandings which do not constitute Dollar Letter of Credit Outstandings.

          "Primary Alternate Currency LIBOR" shall mean, with respect to each Interest Period applicable to any Alternate Currency Loan denominated in a Primary Alternate Currency, the British Bankers Association Interest Settlement Rate that appears on page 3750 (or other appropriate page if the relevant Primary Alternate Currency does not appear on such page) of the Dow Jones Telerate Screen (or any successor page) for deposits in the relevant Primary Alternate Currency with maturities comparable to such Interest Period as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period or, if such rate does not appear on the Dow Jones Telerate Screen (or any successor page), the offered quotations to prime banks in the London interbank market by the Administrative Agent for deposits in the relevant Primary Alternate Currency of amounts in same day funds comparable to the outstanding principal amount of such Alternate Currency Loan with maturities comparable to such Interest Period determined as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period; provided that in the event the Administrative Agent has made any determination pursuant to Section 1.10(a)(i) in respect of Alternate Currency Loans denominated in such Primary Alternate Currency, or in the circumstances described in clause (i) to the proviso to Section 1.10(b) in respect of Alternate Currency Loans denominated in such Primary Alternate
Currency, Primary Alternate Currency LIBOR determined pursuant to this definition with respect to such Primary Alternate Currency shall instead be the rate determined by the Administrative Agent as the all-in-cost of funds for the Administrative Agent to fund the respective Alternate Currency Loan denominated in such Primary Alternate Currency with maturities comparable to the Interest Period applicable thereto.

          "Primary Alternate Currency Sublimit" shall mean an amount equal to the lesser of (i) $150,000,000 and (ii) the amount of the Total Revolving Loan Commitment as then in effect.

          "Primary Alternate Currency Revolving Loan" shall mean each Revolving Loan denominated in a Primary Alternate Currency.

          "Primary Alternate Currency Unpaid Drawing" shall have the meaning provided in Section 2.05(a).

          "Prime Lending Rate" shall mean the rate which Deutsche Bank announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Deutsche Bank may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

          "Pro Forma Basis" shall mean, in connection with any calculation of compliance with any financial covenant or financial term required by this Agreement to be determined on a Pro Forma Basis, the calculation thereof after giving effect on a pro forma basis to (w) the assumption, incurrence or issuance of any Indebtedness or capital stock (other than revolving Indebtedness, except to the extent same is incurred to refinance other outstanding Indebtedness (including any Indebtedness assumed as part of any Permitted Acquisition and any Permitted

Subordinated Indebtedness or Additional Permitted Senior Indebtedness pursuant to a Refinancing), or to finance Permitted Acquisitions or Investments made pursuant to Section 8.05(xiv)) during (and, in the case of determining compliance with Section 8.02(x), after the first day of) the relevant Calculation Period as if such Indebtedness had been incurred or capital stock issued (and the proceeds thereof applied) on the first day of the relevant Calculation Period, it being understood that to the extent any Indebtedness is incurred to purchase any working capital in connection with a Permitted Acquisition, such amount shall be based on the average working capital of the Person or assets so acquired for the four quarter period immediately preceding the date of such acquisition, (x) the permanent repayment of any Indebtedness (other than revolving Indebtedness (except to the extent accompanied by a corresponding permanent commitment reduction) and any Term Loan Scheduled Repayment or scheduled principal amortization payment under the Canadian Credit Facility) during (and, in the case of determining compliance with Section 8.02(x), after the first day of) the relevant Calculation Period as if such Indebtedness had been retired or redeemed on the first day of the relevant Calculation Period, (y) the consummation of any Specified Asset Sale or sale and leaseback transaction during and, in the case of determining compliance with
Section 8.02(x), after the first day of) the relevant Calculation Period as if such Specified Asset Sale or sale and leaseback transaction had been consummated on the first day of the relevant Calculation Period and (z) all Permitted Acquisitions, consummated during (and, in the case of determining compliance with Section 8.02(x), after the first day of) the relevant Calculation Period and, in the case of determining compliance with Section 8.02(x), on or prior to the date of the respective Permitted Acquisition then being effected, with the following rules to apply in connection with the foregoing:

          (i) all Indebtedness and capital stock (x) (other than revolving Indebtedness, except to the extent same is incurred to refinance other outstanding Indebtedness (including any Indebtedness assumed as part of any Permitted Acquisition and any Permitted Subordinated Indebtedness or Additional Permitted Senior Indebtedness pursuant to a Refinancing) or to finance Permitted Acquisitions or Investments made pursuant to (Section 8.05(xiv)) assumed, incurred or issued during (and, in the case of determining compliance with
Section 8.02(x), after the first day of) the relevant Calculation Period (whether incurred to finance a Permitted Acquisition or an Investment made pursuant to Section 8.05(xiv), to refinance Indebtedness or otherwise) shall be deemed to have been incurred or issued (and the proceeds thereof applied) on the first day of the respective Calculation Period and remain outstanding through the date of determination and (y) (other than revolving Indebtedness (except to the extent accompanied by a corresponding permanent commitment reduction)) permanently retired or redeemed during (and, in the case of determining compliance with Section 8.02(x), after the first day of) the relevant Calculation Period shall be deemed to have been retired or redeemed on the first day of the respective Calculation Period and remain retired through the date of determination;

          (ii) all Indebtedness assumed to be outstanding pursuant to preceding clause (i) shall be deemed to have borne interest at (x) the rate applicable thereto, in the case of fixed rate indebtedness or (y) in the case of floating rate indebtedness, the average rate which would have been applicable thereto during the respective period when same was deemed outstanding (although interest expense with respect to any Indebtedness for periods while same was actually outstanding during the respective period shall be calculated using the actual rates applicable thereto while same was actually outstanding); and

          (iii) in making any determination of EBITDA, pro forma effect shall be given to any Permitted Acquisition and any Specified Asset Sale and sale and leaseback transaction for the periods described above, taking into account, in the case of any Permitted Acquisition, any factually supportable and identifiable cost savings and expenses which are directly attributable to such Permitted Acquisition as if such cost savings or expenses were realized on the first day of the respective period, provided, however to the extent that pro forma financial statements in accordance with Article 11 of Regulation S-X under the Securities Act are required to be filed by Silgan or any of its Subsidiaries with respect to any such Permitted Acquisition under the Securities Act or the Securities Exchange Act, such cost savings and expenses must be permitted to be accounted for as an adjustment pursuant to such Article 11 of Regulation S-X.

          In  addition,   to  the  extent  that  either   historical   financial
information of the Person or assets acquired as part of any Permitted Acquisition is not available or pro forma adjustments have been made to any available historical financial information, Silgan also shall provide a certificate of its chief financial officer or treasurer certifying that the financial information used to determine such pro forma calculations reasonably reflects the results that would have occurred had such Permitted Acquisition occurred on the first day of the most recently ended Test Period.

          "Projections" shall have the meaning provided in Section 5.01(m).

          "Qualified Preferred Stock" shall mean any preferred stock of Silgan so long as the terms of any such preferred stock (i) do not contain any mandatory put, redemption, repayment, sinking fund or other similar provision occurring before December 31, 2012 (ii) provide that the payment of all Dividends thereunder are subject to the provisions set forth in this Agreement, as the same may be amended, modified, replaced or refinanced from time to time,
(iii) do not contain any covenants that are more restrictive in any material respect than those covenants contained in the 6-3/4% Senior Subordinated Debenture Indenture, (iv) do not grant the holders thereof any voting rights except for (x) voting rights required to be granted to such holders under applicable law and (y) limited customary voting rights on fundamental matters such as mergers, consolidations, sales of all or substantially all of the assets of Silgan, liquidations involving Silgan or amendments to any of the covenants set forth therein, and (v) are otherwise reasonably satisfactory to the Administrative Agent.

          "Quarterly Payment Date" shall mean the last Business Day of each March, June, September and December.

          "RCRA" shall mean the Resources Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. ss. 6901 et seq.

          "Real Property" of any Person shall mean all of the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

          "Receivables Subsidiary" shall mean a special purpose Wholly-Owned Domestic Subsidiary of Silgan formed to enter into the Accounts Receivable Facility.

          "Recovery Event" shall mean the receipt by Silgan or any of its Subsidiaries of any cash insurance proceeds or casualty or condemnation awards payable by reason of theft, loss, physical destruction, damage, taking or any other similar event with respect to any property or assets of Silgan or any of its Subsidiaries.

          "Refinance," "Refinanced" or "Refinancing" shall mean, when used in respect of the 6-3/4% Senior Subordinated Debentures and/or any Additional Permitted Indebtedness, to refinance, redeem, repay, repurchase, acquire or defease any 6-3/4% Senior Subordinated Debentures or any such issue of Additional Permitted Indebtedness.

          "Register" shall have the meaning provided in Section 12.16.

          "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

          "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

          "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

          "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

          "Related Foreign Company Group" shall mean, with respect to any Foreign Borrower, the Foreign Subsidiaries which are parents of such Foreign Borrower, and the Subsidiaries of such Foreign Borrower.

          "Related Foreign Company Guarantor" shall have the meaning provided in
Section 5.04(b).

          "Related Foreign Company  Guaranty" shall have the meaning provided in
Section 5.04(b).

          "Relevant Currency Equivalent" shall mean the Dollar Equivalent, the Euro Equivalent or the Pounds Sterling Equivalent, as applicable.

          "Relevant Effective Date" shall mean (i) in the case of any Lender party hereto on the Effective Date or any assignee of any such Lender, the Effective Date, and (ii) in the case of a Person which is an Eligible Transferee that initially becomes a Lender hereto pursuant to Section 1.14 or 1.15, the Incremental Loan Commitment Date specified in the respective Incremental Commitment Agreement for such Eligible Transferee.

          "Replaced Lender" shall have the meaning provided in Section 1.13.

          "Replacement Lender" shall have the meaning provided in Section 1.13.

          "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan as to which the 30-day notice requirement has not been waived by the PBGC.

          "Required Lenders" shall mean Non-Defaulting Lenders the sum of whose outstanding Term Loans, Incremental Term Loan Commitments and Revolving Loan Commitments (or after the termination thereof, outstanding Revolving Loans) and RL Percentage of outstanding Swingline Loans and Letter of Credit Outstandings) represent an amount greater than 50% of the sum of (i) all outstanding Term Loans of Non-Defaulting Lenders, (ii) the Total Incremental Term Loan Commitment in respect of all Tranches of Incremental Term Loans less the Incremental Term Loan Commitments of all Defaulting Lenders and (iii) the Total Revolving Loan Commitment less the Revolving Loan Commitments of all Defaulting Lenders (or, if after the Total Revolving Loan Commitment has been terminated, the sum of the then total outstanding Revolving Loans of Non-Defaulting Lenders) and the aggregate RL Percentages of all Non-Defaulting Lenders of the total outstanding Swingline Loans and Letter of Credit Outstandings at such time). For purposes of this definition, the calculation of the outstanding principal amount of all Alternate Currency Loans shall be determined by taking the Dollar Equivalent thereof at the time of any such calculation.

          "Required US Lenders" shall mean those Non-Defaulting Lenders holding Loans and Revolving Loan Commitments of the US Borrowers which would constitute the Required Lenders under, and defined in, this Agreement if all the outstanding Obligations of the Foreign Borrowers were repaid in full and all the Commitments with respect thereto were terminated.

          "Retained Excess Cash Flow Amount" shall mean, initially zero and at any time on or after January 1, 2006, a cumulative amount equal to the remainder of (x) 100% of Excess Cash Flow for each Excess Cash Payment Period (commencing with the Excess Cash Payment Period ending December 31, 2005) less (y) the amount (if any) required to be repaid pursuant to Section 4.02(e) in respect of each such Excess Cash Payment Period, with the Retained Excess Cash Flow Amount to be immediately reduced by (i) the amount of any Permitted Debt Repurchases made with the proceeds of the Retained Excess Cash Flow Amount (including all amounts expended in respect of principal, premium and fees, but excluding interest), (ii) the amount of any Capital Expenditures made with the proceeds of the Retained Excess Cash Flow Amount and (iii) the amount of any Investments made pursuant to Section 8.05(xiv) or guaranties entered into pursuant to
Section 8.04(xiii) in excess of 20%of Consolidated Tangible Assets at the relevant time (based on the most recently delivered financial statements pursuant to Section 7.01) in the aggregate in each case made with the proceeds of the Retained Excess Cash Flow Amount.

          "Revolving Borrower" shall mean each of Containers, Plastics, Manufacturing, CanCo and any other Wholly-Owned Subsidiary of Silgan (other than the Receivables Subsidiary) that becomes a Revolving Borrower pursuant to
Section 5.04(a) and, to the extent applicable, Section 5.04(b).

          "Revolving Lender" shall mean each Lender which has a Revolving Loan Commitment (without giving effect to any termination of the Total Revolving Loan Commitment if any Swingline Loans or Letter of Credit Outstandings remain outstanding) or which has any outstanding Revolving Loans.

          "Revolving Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I directly below the column entitled "Revolving Loan Commitment," as same may be (x) increased from time to time pursuant to Section 1.15, (y) reduced from time to time or terminated pursuant to Sections 3.02, 3.03, 4.02 and/or 9, or (z) adjusted from time to time as a result of assignments to or from such Lender pursuant to Sections 1.13 and/or 12.04(b).

          "Revolving Loan Maturity Date" shall mean June 30, 2011.

          "Revolving Loans" shall have the meaning provided in Section 1.01(d).

          "Revolving Note" shall have the meaning provided in Section 1.05(a).

          "Revolving Outstandings" shall mean, at any time, the sum of the aggregate principal amount of all Revolving Loans and Swingline Loans then outstanding plus the aggregate amount of all Letter of Credit Outstandings at such time; provided, however, (i) that the term Revolving Outstandings shall not include any Revolving Loans or Swingline Loans the proceeds of which were used to finance a Permitted Acquisition (including to refinance any Indebtedness assumed as part of any Permitted Acquisition), an Investment pursuant to Section 8.05(xiv), a payment under a guaranty provided under Section 8.04(xiii) or a Permitted Debt Repurchase and (ii) for the period through, but not including, December 31, 2005, the Revolving Outstandings amount shall be equal to $88,600,000.

          "RL Percentage" of any Revolving Lender at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Revolving Loan Commitment of such Revolving Lender at such time and the denominator of which is the Total Revolving Loan Commitment at such time; provided that if the RL Percentage of any RL Lender is to be determined after the Total Revolving Loan Commitment has been terminated, then the RL Percentages of the Lenders shall be determined immediately prior (and without giving effect) to such termination.

          "S&P" shall mean Standard & Poor's Rating Services, a division of McGraw-Hill, Inc.

          "SEC" shall have the meaning provided in Section 7.01(g).

          "Section  4.04(b)(ii)  Certificate" shall have the meaning provided in
Section 4.04(b).

          "Secured Creditors" shall have the meaning provided in the respective Security Documents.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Security Document" shall mean and include each Foreign Security Document and each US Security Document.

          "Sharing Event" shall mean (i) the occurrence of any Event of Default with respect to any Borrower pursuant to Section 9.05, (ii) the acceleration of the maturity of the Loans pursuant to the last paragraph of Section 9 or (iii) if the Required US Lenders so elect, the failure to pay any Tranche of Loans in full at the respective Maturity Date therefor.

          "Silgan" shall have the meaning provided in the first paragraph of this Agreement.

          "Silgan  Lodi"  shall  mean  Silgan   Containers  Lodi   Manufacturing
Corporation, a California corporation and a Wholly-Owned Domestic Subsidiary of Silgan.

          "Silgan Plastics Canada" shall mean Silgan Plastics Canada Inc., an Ontario corporation and a Wholly-Owned Subsidiary of Canadian Holdco.

          "6-3/4% Senior Subordinated Debentures" shall mean Silgan's 6-3/4% Senior Subordinated Notes due November 15, 2013, which were issued prior to the Initial Borrowing Date pursuant to the 6-3/4% Senior Subordinated Debenture Indenture.

          "6-3/4% Senior Subordinated Debenture Documents" shall mean the 6-3/4%
Senior  Subordinated  Debentures,   the  6-3/4%  Senior  Subordinated  Debenture
Indenture and each of the other documents executed in connection therewith.

          "6-3/4% Senior Subordinated Debenture Indenture" shall mean the Indenture, dated as of November 14, 2003, between Silgan and U.S. Bank National Association, as successor to National City Bank, as trustee, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

          "Specified Asset Sale" shall mean any Asset Sale in which the gross cash proceeds received therefrom is at least $1,000,000.

          "Specified Default" shall mean any Default under Section 9.01 or 9.05.

          "Start Date" shall mean, with respect to any Margin Reduction Period, the first day of such Margin Reduction Period.

          "Stated Amount" of each Letter of Credit shall mean the maximum amount available to be drawn thereunder (determined without regard to whether any conditions to drawing could then be met); provided that, except as such term is used in Section 2.02, the "Stated Amount" of each Primary Alternate Currency Letter of Credit shall be, on any date of calculation, the Dollar Equivalent of the maximum amount available to be drawn in the relevant Primary Alternate Currency thereunder (determined without regard to whether any conditions to drawings could then be met.

          "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, limited liability company, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time. Notwithstanding the foregoing (and except for purposes of Sections 6.11, 6.12, 7.06, 7.08, 9.06 and 12.01, and the definition of Unrestricted Subsidiary contained herein), an Unrestricted Subsidiary shall be deemed not to be a Subsidiary of Silgan or any of its other Subsidiaries for purposes of this Agreement or any other Credit Document. Unless the context indicates otherwise, all references herein to Subsidiaries are references to Subsidiaries of any Borrower.

          "Supermajority Lenders" of any Tranche shall mean those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if (x) all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated and (y) the text "an amount greater than 50%" contained therein were changed to "an amount equal to at least 66-2/3%".

          "Swingline Expiry Date" shall mean the date which is two Business Days prior to the Revolving Loan Maturity Date.

          "Swingline Lender" shall mean the Administrative Agent, in its capacity as the Swingline Lender hereunder.

          "Swingline Loan" shall have the meaning provided in Section 1.01(e).

          "Swingline Note" shall have the meaning provided in Section 1.05(a).

          "Tax Sharing Agreement" shall mean the Tax Allocation Agreement, dated as of July 13, 1990, as amended on December 21, 1993 and August 1, 1995, by and among Silgan and each of its Domestic Subsidiaries party thereto, as amended, modified or supplemented from time to time.

          "Taxes" shall have the meaning provided in Section 4.04(a).

          "Term Loan" shall mean each A Term Loan, each B Term Loan and each Incremental Term Loan.

          "Term Loan Percentage" of a Tranche of Term Loans shall mean, at any time, a fraction (expressed as a percentage), the numerator of which is equal to the aggregate outstanding principal amount of all Term Loans of such Tranche (which, in the case of Alternate Currency Incremental Term Loans, shall be the Dollar Equivalent of such aggregate outstanding principal amount) at such time and the denominator of which is equal to the aggregate outstanding principal amount of all Term Loans of all Tranches (which, in the case of Alternate Currency Incremental Term Loans, shall be the Dollar Equivalent of such aggregate principal amount) at such time.

          "Term Loan  Scheduled  Repayment"  shall have the meaning  provided in
Section 4.02(d).

          "Test Date" shall mean, with respect to any Start Date, the last day of the most recent fiscal quarter of Silgan ended immediately prior to such Start Date.

          "Test Period" shall mean each period of four consecutive fiscal quarters of Silgan (in each case taken as one accounting period).

          "Total A Term Loan Commitment" shall mean, at any time, the sum of the A Term Loan Commitments of each of the Lenders at such time.

          "Total B Term Loan Commitment" shall mean, at any time, the sum of the B Term Loan Commitments of each of the Lenders at such time.

          "Total Commitment" shall mean, at any time, the sum of the Commitments of each of the Lenders at such time.

          "Total Incremental Term Loan Commitment" shall mean, at any time and for any Tranche of Incremental Term Loans, the sum of the Incremental Term Loan Commitments of such Tranche of each of the Lenders at such time.

          "Total Indebtedness" shall mean, at any time, the aggregate principal amount of Indebtedness of Silgan and its Subsidiaries determined on a consolidated basis at such time (but excluding (x) obligations in respect of Interest Rate Protection Agreements and (y) any premiums or discounts associated with the issuance of any Indebtedness to the extent that accounting principles generally accepted in the United States would require such amounts to be reflected as Indebtedness on a consolidated balance sheet of Silgan).

          "Total Leverage Ratio" shall mean, for any period, the ratio of (x) the sum of (I) Total Indebtedness (excluding Revolving Outstandings) as of the last day of such period plus (II) the Revolving Outstandings on the December 31 immediately preceding the last day of such period (or, in the case of a Test Period ended on December 31 in any fiscal year of Silgan, the Revolving Outstandings on such December 31) to (y) EBITDA for then the most recently ended Test Period. In determining the Total Leverage Ratio for any period, there shall be excluded from Total Indebtedness an amount equal to the amount of unrestricted cash and Cash Equivalents on the consolidated balance sheet of Silgan and its Subsidiaries as of the last day of such period to the extent, but only to the extent, no Revolving Loans or Swingline Loans are outstanding on such day, provided, that in no event shall more than $75,000,000 be deducted in determining Total Indebtedness as of the last day of such period); it being understood and agreed, however, for purposes of determining Total Indebtedness or Revolving Loans or Swingline Loans at any time that the CanCo Restrictions are in effect, there shall be excluded from such calculation that aggregate principal amount of all Revolving Loans and Swingline Loans made to CanCo which equals the aggregate amount of unrestricted cash and Cash Equivalents held by Silgan and its Subsidiaries (other than CanCo and its Subsidiaries) as reflected on the consolidated balance sheet of Silgan and its Subsidiaries as of the last day of such period.

          "Total Revolving Loan Commitment" shall mean, at any time, the sum of the Revolving Loan Commitments of each of the Lenders at such time.

          "Total Unutilized Revolving Loan Commitment" shall mean, at any time, an amount equal to the remainder of (x) the then Total Revolving Loan Commitment less (y) the sum of the aggregate principal amount of all Revolving Loans (for this purpose, using the Dollar Equivalent of all Primary Alternate Currency Revolving Loans) and Swingline Loans then outstanding plus the then aggregate amount of all Letter of Credit Outstandings.

          "Tranche" shall mean the respective facilities and commitments utilized in making Loans hereunder, with there being four separate Tranches on the Effective Date, i.e., A Term Loans, B Term Loans, Revolving Loans and Swingline Loans. In addition, and notwithstanding the foregoing, any Incremental Term Loans extended after the Initial Borrowing Date shall, except to the extent provided in Section 1.14(c), be made pursuant to one or more additional Tranches which shall be designated pursuant to the respective Incremental Term Loan Commitment Agreements in accordance with the relevant requirements specified in
Section 1.14, provided that, for purposes of Section 1.16 only, for so long as the CanCo Restrictions remain in effect and CanCo has not become a party to the US Borrowers/Subsidiaries Guaranty, Revolving Loans and Letter of Credit Outstandings made to CanCo shall be deemed to be a separate Tranche.

          "Triggering  Event"  shall  mean (i) any of the  events  described  in
Section 6(a) of the Campbell Can Pledge Agreement, (ii) the non-renewal of the term under the Campbell Can Supply Agreement and purchase by Campbell Soup of all of CanCo's assets, all as described in Article 8 of the Campbell Can Supply Agreement and (iii) any other event that allows Campbell Soup to purchase all or substantially all of the assets or capital stock of CanCo.

          "Type" shall mean (i) for any Dollar Loan, the type of such Dollar Loan determined with regard to the interest option available thereto, i.e., whether a Base Rate Loan or a Eurodollar Loan, and (ii) for any Alternate Currency Loan, the Applicable Currency of such Alternate Currency Loan.

          "UCC" shall mean the Uniform Commercial Code as in effect in the relevant jurisdictions.

          "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the present value of the accrued benefits under the Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto determined in accordance with Section 412 of the Code.

          "United States" and "U.S." shall each mean the United States of America.

          "Unpaid Drawing" shall mean a Dollar Unpaid Drawing and/or Primary Alternate Currency Unpaid Drawing, as the context may require.

          "Unrestricted  Subsidiary" shall mean any Subsidiary of Silgan that is
(i) acquired or created after the Initial Borrowing Date and (ii) designated by Silgan as an Unrestricted Subsidiary hereunder by written notice to the Administrative Agent at the time that such

Subsidiary is created or acquired, provided that Silgan shall only be permitted to so designate such Subsidiary as an Unrestricted Subsidiary after the Initial Borrowing Date so long as (w) no Default or Event of Default then exists or would result therefrom, (x) all of the provisions of Section 8.11 shall have been complied with in respect of such newly-designated Unrestricted Subsidiary,
(y) such Unrestricted Subsidiary shall be capitalized (to the extent capitalized by Silgan or any of its Subsidiaries) through Investments as permitted by, and in compliance with, Section 8.05(xiv), and with any assets owned by such Unrestricted Subsidiary at the time of the initial designation thereof to be treated as Investments in such Unrestricted Subsidiary pursuant to Section 8.05(xiv), and (z) at least five Business Days prior to the designation of any Person as an Unrestricted Subsidiary, Silgan shall have delivered to the Administrative Agent a certificate of its chief financial officer or treasurer setting forth (in reasonable detail) the recalculation of the Interest Coverage Ratio and the Total Leverage Ratio on a Pro Forma Basis for the Test Period then most recently ended prior to the date of such designation for which financial statements have been delivered to the Lenders under this Agreement, and such recalculation shall show that Silgan would have been in compliance with Sections
8.08 and 8.09 as of the last day of such Test Period.

          "Unutilized Revolving Loan Commitment" with respect to any Revolving Lender, at any time, shall mean such Revolving Lender's Revolving Loan Commitment at such time less the sum of (i) the aggregate principal amount of all Revolving Loans made by such Revolving Lender and outstanding at such time (for this purpose, using the Dollar Equivalent of all outstanding Primary
Alternate Currency Revolving Loans of such Revolving Lender) and (ii) such Revolving Lender's RL Percentage of the Letter of Credit Outstandings at such time.

          "US Borrower" shall mean Silgan or any US Revolving Borrower.

          "US Borrowers/Subsidiaries Guaranty" shall have the meaning provided in Section 5.01(g).

          "US Collateral" shall mean all assets or properties of any US Credit Party covered by any of the US Security Documents, including all Additional Collateral covered thereby.

          "US Credit Party" shall mean each of Silgan, each US Revolving Borrower and each other US Guarantor.

          "US Guarantor" shall mean Silgan, each US Revolving Borrower and each other US Subsidiary Guarantor in their capacities as such, although neither CanCo nor any of its Subsidiaries shall be a Guarantor for so long as the applicable CanCo Restrictions remain in effect.

          "US Pledge Agreement" shall have the meaning provided in Section 5.01(h).

          "US Pledge Agreement Collateral" shall mean all "Collateral" as defined in the US Pledge Agreement.

          "US Revolving Borrower" shall mean each Revolving Borrower that is a Wholly-Owned Domestic Subsidiary of Silgan.

          "US Security Agreement" shall have the meaning provided in Section 5.01(i).

          "US  Security  Agreement   Collateral"  shall  mean  and  include  all
"Collateral" as defined in the US Security Agreement.

          "US  Security   Documents"  shall  mean  and  include  the  US  Pledge
Agreement, the US Security Agreement and, after the execution and delivery thereof, each Additional Security Document entered into by a US Credit Party.

          "US Subsidiary Guarantor" shall mean (i) each US Revolving Borrower in its capacity as a guarantor under the US Borrowers/Subsidiaries Guaranty and
(ii) each other Domestic Subsidiary of Silgan (other than the Receivables Subsidiary), although (x) neither CanCo nor any of its Subsidiaries shall be a US Subsidiary Guarantor for so long as the applicable CanCo Restrictions are in effect and (y) Silgan Lodi shall not be a US Subsidiary Guarantor so long as Silgan Lodi conducts no operations and has no assets (other than immaterial assets).

          "Voting Stock" shall mean the capital stock of Silgan ordinarily having the power to vote for the election of directors of Silgan.

          "Waivable  Mandatory  Repayment"  shall have the  meaning  provided in
Section 4.02(l).

          "Weighted Average Life to Maturity" shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the then outstanding principal amount of such Indebtedness into (ii) the product obtained by multiplying (x) the amount of each then remaining installment or other required scheduled payments of principal, including payment at final maturity, in respect thereof, by (y) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment.

          "Wholly-Owned Domestic Subsidiary" shall mean, as to any Person, any Wholly-Owned Subsidiary of such Person that is a Domestic Subsidiary.

          "Wholly-Owned Foreign Subsidiary" shall mean, as to any Person, any Wholly-Owned Subsidiary of such Person that is a Foreign Subsidiary.

          "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than directors' qualifying shares and/or other nominal amounts of shares required to be held by local nationals under applicable law) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture, limited liability company or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time (other than nominal interests required to be held by local nationals under applicable law).

          "Working Capital" shall mean, at any time, Consolidated Current Assets (excluding cash and Cash Equivalents) less Consolidated Current Liabilities at such time; provided, however, for purposes of calculating Excess Cash Flow for any Excess Cash Payment Period,



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

Working Capital shall be calculated on a Pro Forma basis to give effect to any Permitted Acquisitions made during such period.

          10.02 Principles of Construction. (a) All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified.

          (b) All accounting terms not specifically defined herein shall be construed in accordance with accounting principles generally accepted in the United States in conformity with those used in the preparation of the last audited financial statements referred to in Section 6.07(a).

          Section 11. The Administrative Agent; etc.


          11.01 Appointment. The Lenders hereby irrevocably designate and appoint Deutsche Bank as Administrative Agent (for purposes of this Section 11 and Section 12.01, the term "Administrative Agent" also shall include Deutsche Bank in its capacity as Collateral Agent pursuant to the Security Documents) to act as specified herein and in the other Credit Documents. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Administrative Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent may perform any of its respective duties hereunder by or through its officers, directors, agents, employees or affiliates.

          11.02 Nature of Duties. (a) The Administrative Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents. Neither the Administrative Agent nor any of its officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Lender or the holder of any Note; and nothing in this Agreement or in any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

          (b) Notwithstanding any other provision of this Agreement or any provision of any other Credit Document, the Joint Lead Arrangers, Co-Syndication Agents, the Co-Documentation Agents and the Persons listed on the title page hereof as "Senior Managing Agents" and "Managing Agents" are named as such for recognition purposes only, and in their capacities as such shall have no powers, duties, responsibilities or liabilities with respect to this Agreement or the other Credit Documents or the transactions contemplated hereby and thereby;



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it being  understood and agreed that the Lead Arrangers shall be entitled to all indemnification and reimbursement rights in favor of the Administrative Agent as, and to the extent, provided for under Sections 11.06 and 12.01. Without limitation of the foregoing, the Lead Arrangers shall not, solely by reason of this Agreement or any other Credit Documents, have any fiduciary relationship in respect of any Lender or any other Person.

          11.03 Lack of Reliance on the Administrative Agent. Independently and without reliance upon the Administrative Agent, each Lender and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of Silgan and its Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of Silgan and its Subsidiaries and, except as expressly provided in this Agreement, the Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. The Administrative Agent shall not be responsible to any Lender or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of Silgan or any of its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of Silgan or any of its Subsidiaries or the existence or possible existence of any Default or Event of Default.

          11.04 Certain Rights of the Administrative Agent. If the Administrative Agent requests instructions from the Required Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Lenders; and the Administrative Agent shall not incur liability to any Lender or any other Person by reason of so refraining. Without limiting the foregoing, neither any Lender nor the holder of any Note shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders.

          11.05 Reliance. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Administrative Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by the Administrative Agent.

          11.06 Indemnification. To the extent the Administrative Agent (or any affiliate thereof) is not reimbursed and indemnified by the Borrowers, the Lenders will reimburse and indemnify the Administrative Agent (and any affiliate thereof) in proportion to their respective



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

"percentage" as used in determining the Required Lenders (determined as if there were no Defaulting Lenders) for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent (or any affiliate thereof) in performing its duties hereunder or under any other Credit Document or in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's (or such affiliate's) gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

          11.07 The Administrative Agent in its Individual Capacity. With respect to its obligation to make Loans, or issue or participate in Letters of Credit, under this Agreement, the Administrative Agent shall have the rights and powers specified herein for a "Lender" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Lender," "Majority Lenders", "Required Lenders," "Supermajority Lenders," "holders of Notes" or any similar terms shall, unless the context clearly indicates otherwise, include the Administrative Agent in its respective individual capacities. The Administrative Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with, or provide debt financing, equity capital or other services (including financial advisory services) to any Credit Party or any Affiliate of any Credit Party (or any Person engaged in a similar business with any Credit Party or any Affiliate thereof) as if they were not performing the duties specified herein, and may accept fees and other consideration from any Credit Party or any Affiliate of any Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Lenders. The Administrative Agent may also be an equity investor in Silgan or any Affiliate of Silgan without any consent required from any Lender.

          11.08 Holders. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

          11.09 Resignation by the Administrative Agent. (a) The Administrative Agent may resign from the performance of all its respective functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days' prior written notice to the Lenders and, unless a Default or an Event of Default under Section 9.05 then exists, Silgan. Any such resignation by an Administrative Agent hereunder shall also constitute its resignation as an Issuing Lender and the Swingline Lender, in which case the resigning Administrative Agent (x) shall not be required to issue any further Letters of Credit or make any additional Swingline Loans hereunder and (y) shall maintain all of its rights as Issuing Lender or Swingline Lender, as the case may be, with respect to any Letters of Credit issued by it, or Swingline Loans made by it, prior to the date of such resignation. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below.



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

          (b) Upon any such notice of resignation by the Administrative Agent, the Required Lenders shall appoint a successor Administrative Agent hereunder and/or under the other Credit Documents who shall be a commercial bank or trust company reasonably acceptable to Silgan, which acceptance shall not be unreasonably withheld or delayed (provided that Silgan's approval shall not be required if an Event of Default then exists).

          (c) If a successor Administrative Agent shall not have been so appointed within such 15 Business Day period, the Administrative Agent, with the consent of Silgan (which consent shall not be unreasonably withheld or delayed, provided that Silgan's consent shall not be required if an Event of Default then exists), shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder and/or under the other Credit Documents until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

          (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 20th Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Required Lenders shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

          (e) Upon a resignation  of the  Administrative  Agent pursuant to this
Section 11.09, the Administrative Agent shall remain indemnified to the extent provided in this Agreement and the other Credit Documents and the provisions of this Section 11 (and the analogous provisions of the other Credit Documents) shall continue in effect for the benefit of the Administrative Agent for all of its actions and inactions while serving as the Administrative Agent.

          11.10 Collateral Matters. (a) Each Lender authorizes and directs the Collateral Agent to enter into the Security Documents for the benefit of the Lenders and the other Secured Creditors. Each Lender hereby agrees, and each holder of any Note by the acceptance thereof will be deemed to agree, that, except as otherwise set forth herein, any action taken by the Required Lenders in accordance with the provisions of this Agreement or the Security Documents, and the exercise by the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. The Collateral Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time prior to an Event of Default, to take any action with respect to any Collateral or Security Documents which may be necessary to perfect and maintain perfected the security interest in and liens upon the Collateral granted pursuant to the Security Documents.

          (b) The Lenders hereby authorize the Collateral Agent, at its option and in its discretion, to release any Lien granted to or held by the Collateral Agent upon any Collateral (i) upon termination of the Commitments and payment and satisfaction of all of the Obligations (other than inchoate indemnification obligations) at any time arising under or in respect of this Agreement or the Credit Documents or the transactions contemplated hereby or thereby, (ii) constituting property being sold or otherwise disposed of (to Persons other than Silgan and its

Subsidiaries)  upon the sale or other  disposition  thereof in  compliance  with
Section 8.02, (iii) if approved, authorized or ratified in writing by the Required Lenders (or all of the Lenders hereunder, to the extent required by Section 12.12(a)) or (iv) as otherwise may be expressly provided in the relevant Security Documents. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Collateral Agent's authority to release particular types or items of Collateral pursuant to this Section 11.10.

          (c) The Collateral Agent shall have no obligation whatsoever to the Lenders or to any other Person to assure that the Collateral exists or is owned by any Credit Party or is cared for, protected or insured or that the Liens granted to the Collateral Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Collateral Agent in this Section 11.10 or in any of the Security Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given the Collateral Agent's own interest in the Collateral as one of the Lenders and that the Collateral Agent shall have no duty or liability whatsoever to the Lenders, except for its gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

          Section 12. Miscellaneous


          12.01 Payment of Expenses, etc. The Borrowers jointly and severally agree that they will: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of each Agent in connection with the preparation, execution and delivery of the Credit Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of White & Case LLP, local and foreign counsel and, without duplication, the allocated costs of in-house counsel for each Agent) and of each Agent in connection with their syndication efforts with respect to this Agreement and of each Agent and each of the Lenders in connection with the enforcement of the Credit Documents and the documents and instruments referred to therein or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings (including, without limitation, the reasonable fees and disbursements of counsel and consultants for each Agent as a group and, after the occurrence of an Event of Default, one additional counsel for the Lenders as a group); (ii) pay and hold each of the Lenders harmless from and against any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iii) indemnify each Agent and each Lender, its officers, directors, employees, affiliates, representatives and agents from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of,
(a) any investigation,
litigation or other proceeding (whether or not any Agent or any Lender is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, provided that the indemnity described above in this clause (iii)(a) shall not apply to any liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements incurred by, imposed on or assessed as a result of, or arising out of, or in any way related to, or by reason of any litigation, proceeding or other action solely between or among the Lenders (excluding, however, any liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (all of which shall be covered by such indemnity) incurred by, imposed on or assessed against the Administrative Agent, the Collateral Agent or any of their respective officers, directors, employees, affiliates, representatives or agents as a result of, or arising out of, or in any way related to, or by reason of any such litigation, proceeding or action to which the Administrative Agent or the Collateral Agent (or any of their respective officers, directors, employees, affiliates, representatives or agents) is a party in its capacity as such) to the extent (and only to the extent) that such litigation, proceeding or other action does not relate to, or arise from, any action or omission by Siligan or any of its Subsidiaries, or (b) the actual or alleged presence of hazardous materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned or at any time operated by Silgan or any of its Subsidiaries, the generation, storage, transportation, handling or disposal of hazardous materials by or of (or on behalf of or at the direction
of) Silgan or any of its Subsidiaries at any location, whether or not owned or operated by Silgan or any of its Subsidiaries, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any environmental claim asserted against Silgan, any of its Subsidiaries or any Real Property owned or at any time operated by Silgan or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but, in each case, excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified (as determined by a court of competent jurisdiction in a final and non-appealable decision)). To the extent that the undertaking to indemnify, pay or hold harmless any Agent or any Lender set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

          12.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent and each Lender is hereby authorized at any time or from time to time without presentment, demand, protest or other notice of any kind to any Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by Administrative Agent or such Lender (including, without limitation, by branches and agencies of the Administrative Agent or such Lender (or Affiliates thereof) wherever located) to or for the credit or the account of such Borrower against and on account of the Obligations and liabilities of such Borrower to the

Administrative Agent or such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Lender pursuant to Section 12.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not the Administrative Agent or such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

          12.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered, if to any Borrower, at its address specified opposite its signature below; if to any Lender, at its office specified opposite its name on Schedule IX; and if to the Administrative Agent, at the Notice Office; or, as to any Borrower or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrowers and the Administrative Agent. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Administrative Agent shall not be effective until received by the Administrative Agent.

          12.04 Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, no Borrower may assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Lenders and, provided further, that, although any Lender may transfer, assign or grant participations in its rights hereunder, such Lender shall remain a "Lender" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments or outstanding Loans hereunder except as provided in Sections 1.13 and 12.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Lender" hereunder and, provided further, that no Lender shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Loan Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 12.07(a) shall not constitute a reduction in the rate of interest or Fees payable hereunder) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the

Security Documents (except as expressly provided in the Credit Documents) supporting the Loans in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by any Borrower hereunder shall be determined as if such Lender had not sold such participation.

          (b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may (x) assign all or a portion of its Commitments and related outstanding Obligations (or, if the Commitments with respect to the relevant Tranche have terminated, outstanding Obligations) hereunder to (i)(A) its parent company and/or any affiliate of such Lender which is at least 50% owned by such Lender or its parent company or (B) to one or more other Lenders or any affiliate of any such other Lender which is at least 50% owned by such other Lender or its parent company (provided that any fund that invests in loans and is managed or advised by the same investment advisor of another fund which is a Lender (or by an affiliate of such investment advisor) shall be treated as an affiliate of such other Lender for the purposes of this sub-clause (x)(i)(B)), or (ii) in the case of any Lender that is a fund that invests in loans, any other fund that invests in loans and is managed or advised by the same investment advisor of any Lender or by an affiliate of such investment advisor or (y) assign all, or if less than all, a portion equal to at least $1,000,000 in the aggregate for the assigning Lender or assigning Lenders, of such Commitments and related outstanding Obligations (or, if the Commitments with respect to the relevant Tranche have terminated, outstanding Obligations) hereunder to one or more Eligible Transferees (treating any fund that invests in loans and any other fund that invests in loans and is managed or advised by the same investment advisor of such fund or by an Affiliate of such investment advisor as a single Eligible Transferee), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement, provided that (i) at such time, Schedule I shall be deemed modified to reflect the Commitments and/or outstanding Loans, as the case may be, of such new Lender and of the existing Lenders, (ii) upon the surrender of the relevant Notes by the assigning Lender (or, upon such assigning Lender's indemnifying the respective Borrower or Borrowers for any lost Note pursuant to a customary indemnification agreement) new Notes will be issued, at the Borrowers' expense, to such new Lender and to the assigning Lender upon the request of such new
Lender or assigning Lender, such new Notes to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments and/or outstanding Loans, as the case may be, (iii) the consent of the Administrative Agent and, in the case of any assignment of Revolving Loan Commitments and so long as no Specified Default or Event of Default exists, the consent of Silgan each shall be required in connection with any such assignment pursuant to clause (y) above (each of which consents shall not be unreasonably withheld or delayed), (iv) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500, and
(v) no such transfer or assignment will be effective until recorded by the Administrative Agent in the Register pursuant to Section 12.16. At the time of each assignment pursuant to this Section 12.04(b) to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall provide to the Borrowers and the Administrative Agent the appropriate Internal Revenue Service

Forms (and,  if  applicable,  a Section  4.04(b)(ii)  Certificate)  described in
Section 4.04(b). To the extent of any assignment pursuant to this Section 12.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments and outstanding Loans. To the extent that an assignment of all or any portion of a Lender's Commitments and related outstanding Obligations pursuant to Section 1.13 or this Section 12.04(b) would, at the time of such assignment, result in increased costs under Section 1.10, 1.11, 2.06 or 4.04 from those being charged by the respective assigning Lender prior to such assignment, then the Borrowers shall not be obligated to pay such increased costs (although the Borrowers shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

          (c) Nothing in this Agreement shall prevent or prohibit any Lender from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and, with prior notification to the Administrative Agent (but without the consent of the Administrative Agent or any Borrower), any Lender which is a fund may pledge all or any portion of its Loans and Notes to its trustee or to any other representative of holders of obligations owed or securities issued by such fund, in each case as security for such obligations or securities; provided, however, that (i) any foreclosure or similar action by such trustee or representative shall be subject to the provisions of this Section 12.04 concerning assignments and (ii) no pledge pursuant to this clause (c) shall release the transferor Lender from any of its obligations hereunder.

          12.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Administrative Agent, any other Agent or any Lender or any holder of a
Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Borrower and the Administrative Agent, any other Agent or any Lender or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein and in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Administrative Agent, any other Agent, any Lender or the holder of any Note would otherwise have. No notice to or demand on any Borrower in any case shall entitle any Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent, any other Agent, any Lender or the holder of any Note to any other or further action in any circumstances without notice or demand.

          12.06 Payments Pro Rata. (a) Except as otherwise provided in this Agreement, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of any Borrower in respect of any Obligations of such Borrower hereunder, the Administrative Agent shall distribute such payment to the Lenders entitled thereto (other than any Lender that has consented in writing to waive its pro rata share of any such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

          (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, the Unpaid Drawings, Commitment Commission or Letter of Credit Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all such Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of such Borrower to such Lenders in such amount as shall result in a proportional participation by all of the Lenders in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

          (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 12.06(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Lenders as opposed to Defaulting Lenders.

          12.07 Calculations: Computations. (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with accounting principles generally accepted in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by Silgan to the Lenders); provided that, except as otherwise specifically provided herein, (i) all computations determining compliance with Section 4.02, Section 8 and the definitions of Applicable Commitment Commission Percentage and Applicable Margin shall utilize accounting principles and policies in conformity with those used to prepare the audited historical financial statements referred to in Section 6.07(a), (ii) in determining Interest Expense for any period, no effect shall be given (but only to the extent not already otherwise excluded for the calculation of Interest Expense under this Agreement) to non-cash amounts recorded (or required to be recorded) in accord with FAS 133, and (iii) all computations determining compliance with Sections 8.08 and 8.09 and the definitions of Applicable Commitment Commission Percentage and Applicable Margin shall be determined on a Pro Forma Basis; provided further that (i) in determining EBITDA for any period, no effect shall be given (but only to the extent not already otherwise excluded from the calculation of EBITDA under this Agreement) (I) to FAS 106, (II) to non-cash amounts recorded (or required to be recorded) in accordance with FAS 133 or (III) to any unusual charges (including, without limitation, rationalization charges) to the extent that cash is not expended during such period, but effect shall be given (and shall reduce EBITDA) in any future period to the extent that any cash payment is made on account of a non-cash unusual charge taken in a previous period, and (ii) for purposes of calculating the Applicable Commitment Commission Percentage, the Applicable Margin and all financial ratios and financial terms, the financial results of Unrestricted Subsidiaries shall be ignored.

          (b) All computations of interest, Commitment Commission and other Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day; except that in the case of Letter of Credit Fees and Facing Fees, the last day shall be included) occurring in the period for which such interest, Commitment Commission or other Fees are payable, provided that all computations of interest on Alternate Currency Loans denominated in Pounds Sterling shall be made on the basis of a year of 365 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

          (c) Notwithstanding anything to the contrary contained in clause (a) of this Section 12.07, for purposes of determining compliance with any incurrence tests set forth in Section 8 (excluding Sections 8.08 and 8.09 and the definitions of Applicable Commitment Commission Percentage, Applicable Margin and Consolidated Tangible Assets), any amounts so incurred or expended (to the extent incurred or expended in a currency other than Dollars) shall be converted into Dollars on the basis of the relevant exchange rates (as shown on the relevant page of Reuters or (x) if Reuters does not provide such exchange rates, as shown on the relevant page of the Wall Street Journal or (y) if the Wall Street Journal does not provide such exchange rates, on such other basis as is satisfactory to the Administrative Agent) as in effect on the date of such incurrence or expenditure under any provision of any such Section that has an aggregate Dollar limitation provided for therein.

          12.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE. (A) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH BORROWER, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENTS BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH BORROWER. EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. WITHOUT LIMITING THE FOREGOING, EACH FOREIGN BORROWER HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS SILGAN (AND SILGAN HEREBY IRREVOCABLY ACCEPTS SUCH

APPOINTMENT) AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF THE PROPERTY OF EACH SUCH FOREIGN BORROWER, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY BORROWER IN ANY OTHER JURISDICTION.

          (B) EACH BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (C) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          12.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrowers and the Administrative Agent.

          12.10 Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which each of the Borrowers, the Administrative Agent and the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent at the applicable Notice Office or, in the case of the Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing), written or telex notice (actually received) at such office that the same has been signed and mailed to it. The Administrative Agent will give each Borrower and each Lender prompt written notice of the occurrence of the Effective Date.

          12.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          12.12 Amendment and Waiver. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Borrowers and the Required Lenders (although (i) modifications to, or supplements of, the Annexes to the respective Security Documents may be made in accordance with the provisions of such Security Documents and (ii) additional parties may be added to, and Subsidiaries of Silgan may be released from, the respective Guaranties and the Security Documents in accordance with the provisions thereof, in each case without the consent of the other Credit Parties party thereto or the Required Lenders), provided that no such change, waiver, discharge or termination shall, without the consent of each Lender (other than a Defaulting Lender) (with Obligations being directly affected thereby in the case of the following clauses (i) and (vi)), (i) extend the final scheduled maturity of any Loan or Note or extend the stated maturity of any Letter of Credit or the Total Revolving Loan Commitment beyond the Revolving Loan Maturity Date, or reduce the rate, or extend the time of payment, of interest or of Fees thereon (except in connection with the waiver of applicability of any post-default increase in interest rates), or reduce the principal amount thereof (including the principal amount of any Unpaid Drawing) (it being understood that any amendment or modification to the financial definitions in this Agreement or to
Section 12.07(a) shall not constitute a reduction in the rate of interest or Fees for the purposes of this clause (i), notwithstanding the fact that such amendment or modification actually results in such a reduction), (ii) release all or substantially all of the Collateral (except as expressly provided in the Credit Documents (x) in connection with the termination of all Commitments hereunder and repayment in full of all Obligations owing pursuant hereto and pursuant to the other Credit Documents and (y) with respect to sales or other dispositions of property otherwise permitted under the Credit Documents) under all the Security Documents, (iii) amend, modify or waive any provision of this
Section 12.12 (a) (except for technical amendments with respect to additional extensions of credit pursuant to this Agreement which afford the protections to such additional extensions of credit of the type provided to the Term Loans and the Revolving Loan Commitments on the Effective Date), (iv) reduce the percentage specified in the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Effective Date), (v) consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement, (vi) amend, modify or waive (x) any provisions in Sections 1.01(a), 1.01(b), 1.01(c), 1.01(d), 1.01(f), 1.04, 1.16, 2.04 and 11.06 to the
extent providing for Loans to be made, participations to be acquired, reimbursement payments to be made and/or indemnity payments to be made other than ratably by the Lenders or Lenders of the respective Tranche, as the case may be, or (y) except as otherwise provided for in this Agreement, any provisions in Section 12.06 to the extent providing for payments to be made to, or shared in, other than ratably by the Lenders or Lenders of the respective Tranche, as the case may be (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in determining any ratable share pursuant to any such Sections referred to in this clause (vi) and adjustments to any such Section may be made consistent therewith), or (vii) consent to the release of Silgan, Containers, Manufacturing or Plastics from its obligations under the US Borrowers/Subsidiaries Guaranty except, in the case of Containers, Manufacturing or Plastics, in connection with a sale of all or substantially all of the assets of, or all of the capital stock of, Containers, Manufacturing or Plastics in a transaction permitted under this Agreement or that has been approved by the Required Lenders; provided further, that no such change, waiver, discharge or termination shall (t) (A) with respect to any required voluntary or mandatory Commitment reduction for any Tranche of Loans under Section 3.02(a) or 3.03(g), effect a non-pro rata reduction of any such Commitments of any Lender which would result in any such Lender receiving less than its pro rata share thereof without the consent of such Lender or (B) increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender), (u) without the consent of the Swingline Lender, alter its rights or obligations with respect to Swingline Loans, (v) without the consent of each Issuing Lender amend, modify or waive any provision of Section 2 or alter its rights or obligations with respect to Letters of Credit, (w) without the consent of the Administrative Agent, amend, modify or waive any provision of Section 11 as same applies to the Administrative Agent or any other provision as same relates to the rights or obligations of the Administrative Agent, (x) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent, (y) (A) without the consent of the Majority Lenders of each Tranche which is being allocated a lesser prepayment, repayment or commitment reduction as a result of the actions described below (or without the consent of the Majority Lenders of each Tranche in the case of an amendment to the definition of Majority Lenders), amend the definition of Majority Lenders or alter the required application of any prepayments or repayments (or commitment reduction), as between the various Tranches, pursuant to Section 4.01 or 4.02 (excluding Section 4.02(b), (c) or
(d)) (although the Required Lenders may waive, in whole or in part, any such prepayment, repayment or commitment reduction, so long, as the application, as amongst the various Tranches, of any such prepayment, repayment or commitment reduction which is still required to be made is not altered) or (B) without the consent of the Majority Lenders of each Tranche, amend, modify or waive the definition of Sharing Event or the provisions of Section 1.16 (other than for technical amendments or modifications thereto that do not otherwise adversely affect the Lenders under any Tranche of Loans in a manner disproportionate from the effect on the Lenders under the other Tranches of Loans) or (z) without the consent of the Supermajority Lenders of the respective Tranche, amend the definition of Supermajority Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Supermajority Lender on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Effective Date) or reduce the amount of, or shorten or extend, any interim A Term Loan Scheduled Repayment, B Term Loan
Scheduled Repayment or Incremental Term Loan Scheduled Repayment, as the case may be.

          (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clauses (i) through (vii), inclusive, of the first proviso to Section 12.12(a), the consent of the Required Lenders is obtained but the consent of one or more of the other Lenders whose consent is required is not obtained, then Silgan shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clause (A) or (B) below, to either (A) replace each such non-consenting Lender or Lenders (or, at the option of Silgan if the respective Lender's consent is required with respect to less than all Tranches of Loans (or related Commitments), to replace only the respective Tranche of Commitments and/or Loans of the respective non-consenting Lender which gave rise to the need to obtain such Lender's individual consent) with one or more Replacement Lenders pursuant to Section 1.13 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination or (B) terminate such non-consenting Lender's Revolving Loan Commitment and/or Incremental Term Loan Commitment (if such Lender's consent is required as a result of its Revolving Loan Commitment and/or Incremental Term Loan Commitment) and/or repay each Tranche of outstanding Loans of such Lender which gave rise to the need to obtain such Lender's consent and/or cash collateralize its applicable RL Percentage of the Letter of Credit of Outstandings, in accordance with Sections 3.02(b) and/or 4.01(b), provided that, unless the Commitments which are terminated and Loans which are repaid pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B) the Required Lenders (determined after giving effect to the proposed action) shall specifically consent thereto, provided further, that Silgan shall not have the right to replace a Lender, terminate its Commitments or repay its Loans solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to Section 12.12(a).

          12.13 Survival. All indemnities set forth herein including, without limitation, in Sections 1.10, 1.11, 2.06, 4.04, 11.06 and 12.01 shall survive the execution and delivery of this Agreement and the Notes and the making and repayment of the Loans and all Unpaid Drawings hereunder and the termination of the Commitments.

          12.14 Domicile of Loans. Each Lender may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 12.14 would, at the time of such transfer, result in increased costs under Section 1.10, 1.11, 2.06 or 4.04 from those being charged by the respective Lender prior to such transfer, then no Borrower shall be obligated to pay such increased costs (although each Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

          12.15 Confidentiality. (a) Subject to the provisions of clause (b) of this Section 12.15, each Lender agrees that it will not disclose without the prior consent of Silgan (other than on a confidential basis to its employees, partners, directors, officers, auditors or counsel or to another Lender or such Lender's holding or parent company if such Lender determines in its sole discretion that any such party should have access to such information) any information with respect to Silgan or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document and which is either (x) financial information or statements or (y) designated by any Borrower to the Lender in writing as confidential, provided that any Lender may disclose any such information (i) as has become generally available to the public, (ii) as may be required in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board, the Federal Deposit Insurance Corporation or the NAIC or similar organizations (whether in the United States or elsewhere) or their successors, (iii) as may be required in respect to any summons or subpoena or in connection with any litigation, (iv) in order to comply with any law, order, regulation or ruling applicable to such Lender, (v) that is already in possession of such Lender on a non-confidential basis, (vi) that is provided to such Lender on a non-confidential basis by a Person who in doing so has not violated a duty of confidentiality owing to any Lender or to Silgan or any of its Subsidiaries and (vii) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Obligations or Commitments or any interest therein by such Lender, provided that such prospective transferee (x) agrees with such Lender, to maintain the confidentiality provisions contained in this Section
12.15 or (y) is a direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor so long as such contractual counterparty or professional advisor to such contractual counterparty agrees in writing to keep such information confidential to the same extent required of the Lender hereunder.

          (b) Each Borrower hereby acknowledges and agrees that each Lender may share with any of its Affiliates (including, in the case of any Lender that is a fund, such Lender's investment advisor) any information related to Silgan or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of Silgan and its Subsidiaries, provided that such affiliates shall be subject to the provision of clause (a) of this Section 12.15 to the same extent as such Lender).

          12.16 Register. Each Borrower hereby designates the Administrative Agent to serve as such Borrower's agent, solely for purposes of this Section 12.16, to maintain a register (the "Register') on which it will record the name, address and taxpayer identification number, if any, of each of the Lenders, the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each of the Lenders. Failure to make any such recordation, or any error in such recordation, shall not affect such Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of the Commitment of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitment shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitment and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitment and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitment and Loan shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 12.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note (if any) evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender at the request of any such Lenders. Each Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 12.16, provided that no Borrower shall be liable for any portion of such losses, claims, damages and liabilities resulting from the Administrative Agent's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

          12.17 Certain Agreements with Respect to the 6/3-4% Senior Subordinated Debentures. The Borrowers covenant and agree that they will take, and will cause each of their Subsidiaries to take, all such actions as may be necessary so as to ensure that all Indebtedness incurred under this Agreement and the other Credit Documents (other than any portion of the Term Loans incurred hereunder which is justified as being incurred under the first paragraph of Section 4.03(a) of the 6-3/4% Senior Subordinated Debenture Indenture) will always be permitted to be incurred under clause (i) of the second paragraph of Section 4.03(a) of the 6-3/4% Senior Subordinated Debenture Indenture without relying on any other provision of the 6-3/4% Senior Subordinated Debenture Indenture.

          12.18 Limitation on Additional Amounts, etc. Notwithstanding anything to the contrary contained in Sections 1.10, 1.11 or 2.06, unless a Lender gives notice to Silgan that Silgan or another Borrower is obligated to pay an amount under any such Section within 135 days after the later of (x) the date such Lender incurs the respective increased costs, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital or
(y) the date such Lender has actual knowledge of its incurrence of the respective increased costs, loss, expense or liability, reductions in amounts received or receivable or reduction in return on capital, then such Lender shall only be entitled to be compensated for such amount by the Borrowers pursuant to said Section 1.10, 1.11 or 2.06, as the case may be, to the extent the respective increased costs, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital are incurred or suffered on or after the date which occurs 135 days prior to such Lender giving notice to Silgan that Silgan or another Borrower is obligated to pay the respective amounts pursuant to said Section 1.10, 1.11 or 2.06, as the case may be; provided however, that if the circumstances giving rise to such claims have a retroactive effect, such 135 day period shall be extended to include the period of such retroactive effect. This Section 12.18 shall have no applicability to any Section of this Agreement other than said Sections 1.10,
1.11 or 2.06.

          12.19 The Patriot Act. Each Lender subject to the USA PATRIOT ACT (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Patriot Act") hereby notifies Silgan and each other Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies Silgan and the other Credit Parties and other information that will allow such Lender to identify Silgan and the other Credit Parties in accordance with the Patriot Act.

          12.20 Campbell Standstill Period/Campbell Repurchase. (a) Each of the Lenders hereby expressly acknowledges and agrees for the sole benefit of Campbell Soup that (i) the Administrative Agent shall be required to give Campbell Soup 30 days' prior written notice of the Lenders' decision to exercise any remedies against CanCo or CanCo Holding that may be available to the Lenders under the Credit Documents upon the occurrence of an Event of Default and (ii) neither the Administrative Agent nor the Lenders shall exercise any such remedies against CanCo or CanCo Holding until the expiration of such 30 day period; it being expressly understood and agreed, however, that (x) nothing in this Section 12.20 shall prevent either (A) the Total Commitment being automatically terminated and all Obligations becoming automatically due and payable upon the occurrence of an Event of Default under Section 9.05 or (B) the termination of the Total Commitment upon the occurrence of an Event of Default,
(y) the 30 day standstill period referred to above in the case of an Event of Default under Section 9.05 shall commence upon the occurrence of such Event of Default and no notice to Campbell Soup shall be required and (z) the provisions of this Section 12.20(a) shall not apply to any Credit Party other than CanCo and CanCo Holding. Each of the Lenders and each of the Borrowers hereby acknowledges and agrees that the provisions of this Section 12.20(a) are for the sole benefit of Campbell Soup (and may not be amended, modified or waived without the prior written consent of Campbell Soup) and that Campbell Soup shall be (and is hereby) a third party beneficiary of such provisions; it being understood and agreed, however, that the provisions of this Section 12.20(a) shall not affect any of the obligations that the Borrowers or any other Credit Party may have under this Agreement or any other Credit Document to which they are a party.

          (b) Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence of a Triggering Event, (i) the sale or other disposition (including by way of foreclosure or other purchase under the Campbell Can Pledge Agreement) of all, but not less than all, of the capital stock or assets of CanCo shall be permitted in accordance with the terms of the respective Campbell Can Acquisition Documents so long as at the time of such sale or other disposition, Campbell Soup has repaid directly to the Administrative Agent all outstanding Obligations of CanCo (other than accrued Fees which shall be repaid by Containers or any other Borrower other than CanCo) up to the CanCo Permitted Debt Amount at such time and in connection therewith, the assets so sold to Campbell Soup shall be sold free and clear of the Liens created by the respective Security Documents, it being understood that if the respective sale is of all of the capital stock of CanCo, CanCo shall be released of any further liabilities in respect of any Obligations incurred by it (although such other Obligations shall not be extinguished and shall remain outstanding and the other Credit Parties shall remain fully obligated in respect of all such Obligations under the Borrowers/Subsidiaries Guaranty) and (ii) Silgan shall promptly give the Administrative Agent written notice of such Triggering Event. Each of the Lenders and each of the Borrowers hereby acknowledges and agrees that the provisions of this Section 12.20(b) are for the sole benefit of Campbell Soup (and may not be amended, modified or waived without the prior written consent of Campbell Soup; although the provisions of this Section 12.20(b) are also for the benefit of (and binding against) the Borrowers and all the other Credit Parties to the extent necessary to enable them to effect such sale or other disposition and cause the release of the Liens on the respective assets) and that Campbell Soup shall be (and is hereby) a third party beneficiary of this Section 12.20(b).

          (c) Notwithstanding anything to the contrary contained in this Agreement, in no event shall Section 7.12 or 8.14(c)(2) or any of the terms thereof be changed, waived, discharged or terminated without the prior written consent of Campbell Soup.

          12.21 Judgment Currency. (a) Each Credit Party's obligation hereunder and under the other Credit Documents to make payments in Dollars or in the case of an Alternate Currency Loan or Alternate Currency Unpaid Drawing, the applicable Alternate Currency (in any such case, the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent, the Collateral Agent, the respective Issuing Lender or the respective Lender of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent, the Collateral Agent, such Issuing Lender or such Lender under this Agreement or the other Credit Documents. If for the purpose of obtaining or enforcing judgment against any Credit Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made, at the Relevant Currency Equivalent thereof or, in the case of a conversion into currencies other than Dollars or a Primary Alternate Currency, at the rate of exchange quoted by the Administrative Agent (or, if the Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Administrative Agent), determined, in each case, as of the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").

          (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the respective Borrower or Borrowers covenant and agree to pay such additional amounts, if any (but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

          (c) For purposes of determining the Relevant Currency Equivalent or any other rate of exchange for this Section 12.21, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

          12.22 Euro. (a) If at any time that an Alternate Currency Loan denominated in a Currency other than Euros is outstanding, the relevant Alternate Currency is replaced as the lawful currency of the country that issued such Approved Currency (the "Issuing Country") by the Euro so that all payments are to be made in the Issuing Country in Euros and not in the Alternate Currency previously the lawful currency of such country, then such Alternate Currency Loan shall be automatically converted into an Alternate Currency Loan denominated in Euros in a principal amount equal to the amount of Euros into which the principal amount of such Alternate Currency Loan would be converted pursuant to the EMU Legislation and thereafter no further Alternate Currency Loans will be available in such Alternate Currency, with the basis of accrual of interest, notice requirements and payment offices with respect to such converted Alternate Currency Loan to be that consistent with the convention and practices in the Euro-zone interbank market for Euro denominated loans.

          (b) In each case, to the maximum extent permitted under applicable law, the applicable Borrowers shall from time to time, at the request of any Lender, pay to such Lender the amount of any losses, damages, liabilities, claims, reduction in yield, additional expense, increased cost, reduction in any amount payable, reduction in the effective return of its capital, the decrease or delay in the payment of interest or any other return forgone by such Lender or its affiliates with respect to an Alternate Currency Loan affected by this
Section 12.22 as a result of the tax or currency exchange resulting from the introduction, changeover to or operation of the Euro in any applicable nation or eurocurrency market.

          12.23 Immunity. To the extent that any Foreign Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or its property, the respective Foreign Borrower hereby irrevocably waives such immunity in respect of its obligations hereunder and under the other Credit Documents to which it is a party to the extent permitted by applicable law and, without limiting the generality of the foregoing, agrees that the waivers set forth in this Section 12.23 shall be to the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and are intended to be irrevocable for purposes of such Act.


                                      * * *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

Address:
4 Landmark Square                     SILGAN HOLDINGS INC.
Suite 400
Stamford, CT 06901
Attn:  Treasurer                      By: /s/ Frank W. Hogan, III
Telephone:  (203) 975-7110                -------------------------------------
Fax:  (203) 975-7902                      Title: Senior Vice President, General
                                                 Counsel and Secretary


4 Landmark Square                     SILGAN CONTAINERS CORPORATION
Suite 400                             SILGAN PLASTICS CORPORATION
Stamford, CT 06901                    SILGAN CONTAINERS MANUFACTURING
Attn: Treasurer                          CORPORATION
Telephone:  (203) 975-7110            SILGAN CAN COMPANY
Fax:  (203) 975-7902
                                      By: /s/ Frank W. Hogan, III
                                          -----------------------------------
                                          Title: Vice President and Secretary


                                      DEUTSCHE BANK AG NEW YORK BRANCH,
                                        Individually and as Administrative Agent


                                      By: /s/ Susan LeFevre
                                          ------------------------------------
                                          Title: Director


                                      By: /s/ Evelyn Lazala
                                          ------------------------------------
                                          Title: Vice President

                                       BANK OF AMERICA, N.A.
                                      By /s/ Colleen M. Briscoe
                                         -------------------------------------
                                         Title: Vice President

                                      MORGAN STANLEY BANK
                                      By /s/ Daniel Twenge
                                         -------------------------------------
                                         Title: Vice President

                                      JPMORGAN CHASE BANK, N.A.
                                      By /s/ D. Scott Farquhar
                                         -------------------------------------
                                         Title: Vice President

                                      BNP PARIBAS
                                      By /s/ Duane Helkowski
                                         -------------------------------------
                                         Title: Managing Director
                                      By /s/ Shayn March
                                         -------------------------------------
                                         Title: Director

                                      THE BANK OF NEW YORK
                                      By /s/ Roger Grossman
                                         -------------------------------------
                                         Title: Vice President

                                      CITIZENS BANK OF MASSACHUSETTS
                                      By /s/ Cindy Chen
                                         -------------------------------------
                                         Title: Vice President

                                      NATIONAL CITY BANK
                                      By /s/ Michael S. Pearl
                                         -------------------------------------
                                         Title: Account Officer

                                      COOPERATIEVE CENTRALE RAIFFEISEN-
                                        BOERENLEENBANK B.A. "RABOBANK
                                        INTERNATIONAL", NEW YORK BRANCH
                                      By /s/ Betty Mills
                                         -------------------------------------
                                         Title: Executive Director
                                      By /s/ Brett Delfino
                                         -------------------------------------
                                         Title: Executive Director

                                      WACHOVIA BANK, N.A.
                                      By /s/ Shawn Janko
                                         -------------------------------------
                                         Title: Vice President

                                      UNITED OVERSEAS BANK LIMITED,
                                        NEW YORK AGENCY
                                      By /s/ Kwong Yew Wong
                                         -------------------------------------
                                         Title: FVP & General Manager
                                      By /s/ Philip Cheong
                                         -------------------------------------
                                         Title: VP & Deputy General Manager

                                      ALLIED IRISH BANKS, P.L.C.
                                      By /s/ Margaret Brennan
                                         -------------------------------------
                                         Title: Vice President
                                      By /s/ Jospeh S. Augustini
                                         -------------------------------------
                                         Title: Vice President

                                      LASALLE BANK NATIONAL ASSOCIATION
                                      By /s/ Lincoln Schoff
                                         -------------------------------------
                                         Title: Senior Vice President

                                      UNION BANK OF CALIFORNIA, N.A.
                                      By /s/ Matthew R. Krajniak
                                         -------------------------------------
                                         Title: Assistant Vice President

                                      CREDIT INDUSTRIEL ET COMMERCIAL
                                      By /s/ Anthony Rock
                                         -------------------------------------
                                         Title: Vice President
                                      By /s/ Marcus Edward
                                         -------------------------------------
                                         Title: Vice President

                                      GENERAL ELECTRIC CAPITAL CORPORATION
                                      By /s/ Brian Schwinn
                                         -------------------------------------
                                         Title: Duly Authorized Signatory

                                      BANK OF TOKYO-MITSUBISHI TRUST COMPANY
                                      By /s/ Karen A. Brinkman
                                         -------------------------------------
                                         Title: Vice President

                                      COBANK, ACB
                                      By /s/ S. Richard Dill
                                         -------------------------------------
                                         Title: Vice President

                                      COMMERZBANK AG, NEW YORK AND
                                        GRAND CAYMAN BRANCHES
                                      By /s/ Andrew P. Lusk
                                         -------------------------------------
                                         Title: Vice President
                                      By /s/ Barbara Peters
                                         -------------------------------------
                                         Title: Assistant Treasurer

                                      FORTIS CAPITAL CORP.
                                      By /s/ Kathleen de Lathauwer
                                         -------------------------------------
                                         Title: Senior Vice President
                                      By /s/ Trond Rokholt
                                         -------------------------------------
                                         Title: Managing Director

                                      ING CAPITAL LLC
                                      By /s/ Gil Kirkpatrick
                                         -------------------------------------
                                         Title: Director

                                      MIZUHO CORPORATE BANK, LTD.
                                      By /s/ Robert Gallagher
                                         -------------------------------------
                                         Title: Senior Vice President

                                      NORTH FORK BUSINESS CAPITAL CORPORATION
                                      By /s/ Steve Goetschius
                                         -------------------------------------
                                         Title: Senior Vice President

                                      PEOPLE'S BANK
                                      By /s/ David K. Sherrill
                                         -------------------------------------
                                         Title: Vice President

                                      SOVEREIGN BANK
                                      By /s/ Daniel M. Grondin
                                         -------------------------------------
                                         Title: Senior Vice President

                                      US BANK, N.A.
                                      By /s/ Ward C. Wilson
                                         -------------------------------------
                                         Title: Senior Vice President

                                      BANK LEUMI USA
                                      By /s/ Joung Hee Hong
                                         -------------------------------------
                                         Title: Vice President

                                      UFJ BANK LIMITED
                                      By /s/ Stephen C. Small
                                         -------------------------------------
                                         Title: Senior Vice President & Area
                                                Manager

                                      THE GOVERNOR AND COMPANY OF THE
                                        BANK OF IRELAND
                                      By /s/ Geraldine Kannon
                                         -------------------------------------
                                         Title: Authorised Signatory
                                      By /s/ Mary Connolly
                                         -------------------------------------
                                         Title: Authorised Signatory

                                      ERSTE BANK
                                      By /s/ Brandon A. Meyerson
                                         -------------------------------------
                                         Title: Vice President
                                                Erste Bank New York Branch
                                      By /s/ Bryan J. Lynch
                                         -------------------------------------
                                         Title: First Vice President

                                      THE NORTHERN TRUST COMPANY
                                      By /s/ Jeffrey B. Clark
                                         -------------------------------------
                                         Title: Senior Vice President

                                      SUMITOMO MITSUI BANKING CORPORATION
                                      By /s/ David A. Buck
                                         -------------------------------------
                                         Title: Senior Vice President

                                      WEBSTER BANK, NATIONAL ASSOCIATION
                                      By /s/ Barbara A. Keegan
                                         -------------------------------------
                                         Title: Vice President

                                      BANK OF CHINA, NEW YORK BRANCH
                                      By /s/ William W. Smith
                                         -------------------------------------
                                         Title: Chief Lending Officer

                                      FIRST INDIANA BANK, N.A.
                                      By /s/ David A. Linville
                                         -------------------------------------
                                         Title: Vice President

                                      THE BANK OF EAST ASIA, LTD.,
                                        NEW YORK BRANCH
                                      By /s/ Stanley H. Kung
                                         -------------------------------------
                                         Title: SVP & Chief Lending Officer
                                      By /s/ Douglas E. Price
                                         -------------------------------------
                                         Title: SVP & Chief Credit Officer

                                      DZ BANK AG-DEUTSCHE
                                        ZENTRALGENOSSENSCHAFTSBANK
                                        (FRANKFURT AM MAIM)
                                      By /s/ Paul Fitzpatrick
                                         -------------------------------------
                                         Title: Vice President
                                      By /s/ James A. Kyprios
                                         -------------------------------------
                                         Title: Vice President

                                      CHANG HWA COMMERCIAL BANK, LTD.,
                                         NEW YORK BRANCH
                                      By /s/ Jim C.Y. Chen
                                         -------------------------------------
                                         Title: VP & General Manager